SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            SPURLOCK INDUSTRIES, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

( )  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ......Common Stock, no par value, of Spurlock Industries, Inc.......

      (2)   Aggregate number of securities to which transaction applies:
            ......6,578,639 shares of Common Stock............................
            ......140,000  options to purchase  one share of Common  Stock for
            $.50 per share......................................................
            ......75,000  options to  purchase  one share of Common  Stock for
            $.55 per share......................................................

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ......$3.40 in cash,  representing  the amount to be paid for each outstanding share of Common Stock...................................
            ......$2.90 in cash,  representing  the amount to be paid for each outstanding option to purchase one share of Common Stock for $.50 per share.......
            ......$2.85 in cash,  representing  the amount to be paid for each outstanding option to purchase one share of Common Stock for $.55 per share...........................................................

      (4)   Proposed maximum aggregate value of transaction:
            ......$22,987,123...................................................

      (5) Total fee paid:
            ......$4597.42......................................................

(X)  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                            SPURLOCK INDUSTRIES, INC.




                                [ April __], 1999



Dear Shareholder:


         You are cordially invited to attend a Special Meeting of Shareholders (the "Special Meeting") of Spurlock Industries, Inc. (the "Company"), which is to be held on [________, April __], 1999 at [9:00] a.m., eastern time, at the offices of Williams, Mullen, Christian & Dobbins, 16th Floor, Two James Center, 1021 East Cary Street, Richmond, Virginia 23219.


         At the Special Meeting, you will be asked to consider and vote to approve the Agreement and Plan of Merger by and among Borden Chemical, Inc. ("Borden Chemical"), SII Acquisition Company, a wholly-owned subsidiary of Borden Chemical ("Acquisition"), and the Company, dated as of December 18, 1998, as amended and restated by an Amended and Restated Agreement and Plan of Merger by and among such parties, dated as of January 25, 1999 (the "Merger Agreement"), pursuant to which Acquisition will be merged with and into the Company (the "Merger"), and the Company will become a wholly-owned subsidiary of Borden Chemical. Under the terms of the Merger Agreement, each share of the Company's Common Stock outstanding immediately prior to the consummation of the Merger will be exchanged for $3.40 in cash, subject to possible downward adjustments for certain contingencies. Shareholders will not become shareholders of Borden Chemical following the Merger. The Merger is summarized in the enclosed Proxy Statement, which you should read carefully.

         The Board of Directors of the Company has unanimously determined that the Merger is in the best interests of the Company and its shareholders and recommends that all shareholders of the Company vote for the approval of the Merger Agreement.


         In conjunction with the Merger Agreement, certain executive officers and majority shareholders representing 56.2% of the shares of the Company's Common Stock outstanding as of March 1, 1999, the record date for the Special Meeting, have entered into a voting agreement and agreed to vote their shares in favor of the Merger Agreement. Assuming that all shares of Common Stock subject to such voting agreement are voted in accordance with its terms, such action is sufficient to approve the Merger Agreement on behalf of the Shareholders.

         In considering the recommendation of the Board of Directors with respect to the Merger, shareholders should be aware that certain directors and executive officers of the Company have conflicts of interest in connection with the Merger. These are described in Proxy Statement under the headings "Summary - The Merger" and "The Merger - Conflicts of Interest."


         Whether or not you plan to attend the Special Meeting in person, it is important that your shares be represented and voted. Please complete, sign, date and return promptly the enclosed proxy using the enclosed self-addressed envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

         We hope that you will participate in the Special Meeting, either in person or by proxy.

                                 Sincerely,



                                 Phillip S. Sumpter
                                 Chairman and Chief Executive Officer


--------------------------------------------------------------------------------
                                 125 Bank Street
                             Waverly, Virginia 23890

                     Tel: (804) 834-8980 Fax: (804) 834-8985

                            SPURLOCK INDUSTRIES, INC.

                                 125 Bank Street
                             Waverly, Virginia 23890

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



         A special meeting of the shareholders (the "Special Meeting") of Spurlock Industries, Inc. (the "Company") will be held on [_______, April __], 1999, at [9:00] a.m., eastern time, at the offices of Williams, Mullen, Christian & Dobbins, 16th Floor, Two James Center, 1021 East Cary Street, Richmond, Virginia, 23219, for the following purpose:


                To consider and vote to approve the Agreement and Plan of Merger by and among Borden Chemical, Inc., a Delaware corporation
                ("Borden Chemical"), SII Acquisition Company, a Virginia corporation ("Acquisition"), and the Company, dated as of December 18, 1998, as amended and restated by an Amended and Restated Agreement and Plan of Merger by and among such parties, dated as of January 25, 1999 (the "Merger Agreement"), pursuant to which Acquisition will be merged with and into the Company, and the Company will become a wholly-owned subsidiary of Borden Chemical.

         The Merger Agreement is summarized in the enclosed Proxy Statement and is set forth in its entirety as Appendix A thereto. Shareholders are entitled to assert dissenters' rights under Article 15 of the Virginia Stock Corporation Act, a copy of which is attached to the Proxy Statement as Appendix C thereto.


         Only shareholders of record at the close of business on [ March 1], 1999, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Special Meeting.


                                       By Order of The Board of Directors



                                       Kirk J. Passopulo
                                       Corporate Secretary


[ April __], 1999

                            SPURLOCK INDUSTRIES, INC.

                                 125 Bank Street
                             Waverly, Virginia 23890

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                                [ April __], 1999

         This Proxy Statement is being furnished to the holders of the common stock, no par value ("Common Stock"), of Spurlock Industries, Inc., a Virginia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at a Special Meeting of the Company's shareholders to be held on [______, April __], 1999, at [9:00] a.m., eastern time, at the offices of Williams, Mullen, Christian & Dobbins, 16th Floor, Two James Center, 1021 East Cary Street, Richmond, Virginia, and any duly reconvened meeting after adjournment thereof (the "Special Meeting").


         At the Special Meeting, the holders of shares of Common Stock will be asked to consider and vote to approve the Agreement and Plan of Merger by and among Borden Chemical, Inc., a Delaware corporation ("Borden Chemical"), SII Acquisition Company, a Virginia corporation and wholly-owned subsidiary of Borden Chemical ("Acquisition"), and the Company, dated as of December 18, 1998, as amended and restated by an Amended and Restated Agreement and Plan of Merger by and among such parties, dated as of January 25, 1999 (the "Merger Agreement"). The Merger Agreement provides for the merger of Acquisition with and into Company (the "Merger"). As a result of the Merger, the Company will be a wholly-owned subsidiary of Borden Chemical.

         Subject to the terms and conditions of the Merger Agreement, in the Merger each issued and outstanding share of Common Stock will automatically be cancelled and cease to exist and shall be converted into the right to receive a per share amount equal to $3.40 in cash, subject to possible downward adjustments for certain contingencies described herein (the "Merger Consideration"). In addition, each outstanding stock option granted to any current or former employee or director pursuant to the Company's 1995 Stock Incentive Plan (the "Company Stock Options"), will be cancelled and converted into the right to receive an amount equal to $3.40 in cash per option share, subject to possible downward adjustments for certain contingencies described herein, reduced by the applicable exercise price of such Company Stock Option and further reduced by the amount of any withholding or other taxes required by law to be withheld. See "The Merger - Description of the Merger" and "The Merger Agreement - Merger and Merger Consideration." A copy of the Merger Agreement is attached to this Proxy Statement as Appendix A.


         Borden Chemical, Acquisition and certain executive officers and majority shareholders of the Company have entered into a Voting Agreement, dated as of December 18, 1998 (the "Voting Agreement"), pursuant to which such executive officers and majority shareholders have agreed, among other things, to vote the shares of Common Stock owned by them, constituting approximately 56.2% of the outstanding shares of Common Stock as of [ March 1, 1999], in favor of the Merger Agreement. See "The Merger - The Voting Agreement." A copy of the Voting Agreement is attached to this Proxy Statement as Appendix B. The summaries of the Merger Agreement and the Voting Agreement set forth in this Proxy Statement do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the text of the Merger Agreement and the Voting Agreement.


         Shareholders will have the right to dissent with respect to the Merger. In order for a shareholder to perfect dissenters' rights, a notice must be sent to the Company before the vote is taken on the Merger Agreement at the Special Meeting, and the shareholder must not vote in favor of the Merger Agreement. See "The Merger - Rights of Dissenting Shareholders."

         THE COMPANY'S BOARD OF DIRECTORS, AFTER CAREFUL CONSIDERATION, HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT, HAS DETERMINED THAT THE MERGER IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT AT THE SPECIAL MEETING.


         This Proxy Statement is being mailed to registered holders of Common Stock on or about [ April __], 1999.

                              AVAILABLE INFORMATION

         The  Company  is  subject  to  the  informational  requirements  of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549-1004, and at the following Regional Offices of the SEC: New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048 and Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549-1004, at prescribed rates. The SEC maintains a Web site (http://www.sec.gov) that contains reports, proxy statements and other information regarding registrants, such as the Company, that file electronically with the SEC.

         No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized by the Company. The delivery of this Proxy Statement shall not, under any circumstances, create an implication that there has been no change in the affairs of the Company or the information set forth herein since the date of this Proxy Statement.

                    FORWARD-LOOKING AND CAUTIONARY STATEMENTS

         The Company and its representatives may from time to time make written or oral forward-looking statements, including statements contained in the Company's filings with the SEC and in its reports to shareholders. Such forward-looking statements are generally identified by phrases such as "the Company expects," "the Company believes" or words of similar import. These forward-looking statements involve certain risks and uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby identifying important factors that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company. Any such statement is qualified by reference to the following cautionary statements.

         The Company's formaldehyde and resin business is closely tied to the construction and forest products industries, and is influenced by housing starts and construction activity generally. The Company's operating performance is sensitive to price movements in its basic raw materials, particularly methanol and urea. The Company's operating performance is also sensitive to movements in freight costs. The Company's raw materials, products and manufacturing processes are subject to environmental laws and regulations and the costs associated therewith. The availability of credit from institutional asset based lenders and suppliers is very important to the Company. Developments in any of these areas, which are more fully described elsewhere in this Proxy Statement, each of which is incorporated into this section by reference, could cause the Company's results to differ materially from the results that have been or may be projected by or on behalf of the Company.
See "Spurlock Industries, Inc."

         The Company cautions that the foregoing list of important factors is not exclusive. Except as required by law, the Company does not undertake to update any forward-looking statement that may be made from time to time by or on behalf of the Company.

                                TABLE OF CONTENTS

                                                                            Page

Available Information.........................................................
Forward-Looking and Cautionary Statements.....................................
Summary ......................................................................
     The Companies............................................................
     The Special Meeting......................................................
     The Merger...............................................................
     The Merger Agreement.....................................................
     The Voting Agreement.....................................................
     Selected Financial Data..................................................
The Special Meeting...........................................................
     Date, Time and Place.....................................................
     Purpose of the Special Meeting...........................................
     Voting Rights............................................................
     Vote Required............................................................
     Recommendation of the Board of Directors.................................
     Rights of Dissenting Shareholders........................................
The Merger....................................................................

     Background...............................................................
     Reasons for the Merger...................................................
     Description of the Merger................................................
     Opinion of the Company's Financial Adviser...............................
     Conflicts of Interest....................................................
     The Voting Agreement.....................................................
     Regulatory Approvals.....................................................
     Federal Income Tax Consequences..........................................
     Accounting Treatment.....................................................
     Exchange of Shares and Certificates......................................
     Market for Common Stock and Dividend Policy..............................

The Merger Agreement..........................................................
     Merger and Merger Consideration..........................................
     Closing and Effective Time...............................................
     Representations and Warranties...........................................
     Certain Covenants and Agreements of the Parties..........................
     Conditions to Closing....................................................
     Payment of Fees and Expenses.............................................
     Indemnification..........................................................
     Termination, Amendment and Waiver........................................

Spurlock Industries, Inc......................................................
     General..................................................................
     Business and Operational Development.....................................
     Products.................................................................
     Sales and Marketing......................................................
     Customers................................................................
     Raw Materials and Suppliers..............................................
     Competition..............................................................
     Patents and Trademarks...................................................
     Seasonality and Backlog..................................................
     Employees................................................................
     Government Regulation....................................................
     Legal Proceedings........................................................
     Properties...............................................................

Management's Discussion and Analysis of Financial Condition and
  Results of Operation...............................
     Forward-Looking Statements...............................................
     General..................................................................
     Results of Operations....................................................
     Liquidity and Capital Resources..........................................
     Year 2000................................................................
Security Ownership of Certain Beneficial Owners and Management................
Independent Auditors..........................................................
Proposals for 1999 Annual Meeting.............................................
Index to Financial Statements...............................................F-1

APPENDICES
          A.    Amended and Restated Agreement and Plan of Merger
          B.    Voting Agreement
          C.    Article 15 of the Virginia Stock Corporation Act
                  (Dissenters' Rights)
          D     Opinion of Davenport & Company LLC

                                    SUMMARY

        The following is a summary of certain information contained elsewhere in this Proxy Statement which highlights certain important information concerning the Merger. This summary is subject to and qualified in its entirety by reference to the more detailed information contained elsewhere in this Proxy Statement, including the Appendices hereto. Copies of the Merger Agreement and the Voting Agreement are set forth as Appendices A and B, respectively, to this Proxy Statement, and reference is made thereto for a complete description of the Merger. Shareholders are urged to read carefully the entire Proxy Statement, including the Appendices. As used in this Proxy Statement, the terms "the Company" and "Borden Chemical" refer to such corporations, respectively, and where the context requires, such corporations and their respective subsidiaries.

The Companies


        Spurlock  Industries,   Inc.  The  Company  is  a  Virginia  corporation
organized in 1996. It is the successor to Air Resources Corporation ("Air Resources"), a Colorado corporation organized in 1986. At a special meeting of the shareholders of Air Resources held on June 11, 1996, the shareholders of Air Resources approved the merger of Air Resources into the Company, in order, among other things, to change the domicile of Air Resources from Colorado to Virginia. Such merger was consummated on July 26, 1996.

         Through its wholly-owned subsidiary, Spurlock Adhesives, Inc. ("Spurlock Adhesives"), the Company develops, manufactures and markets specialty thermosetting resins and formaldehyde for the forest products, building products and furniture industries. The Company also produces, on a limited basis, fertilizer products for the agricultural and lawn and garden supply industries. It operates three manufacturing facilities located in Waverly, Virginia, Malvern, Arkansas, and Moreau, New York. Products of Spurlock Adhesives are sold throughout the northeast, southeast and midwest regions of the United States.

         The Company's principal executive offices are located at 125 Bank Street, Waverly, Virginia 23890, and its telephone number is (804) 834-8980. For additional information regarding the Company and its business, see "Available Information," "- Selected Financial Data," and "Spurlock Industries, Inc."

        Acquisition and Borden Chemical. Acquisition, a Virginia corporation, is a wholly-owned subsidiary of Borden Chemical which was formed in connection with the Merger. Borden Chemical is a Delaware corporation that was incorporated in November 1995. It produces thermosetting resins for the forest products industry and for foundry and industrial applications. Borden Chemical also produces formaldehyde, much of which is used to produce thermosetting resins and the remainder of which is sold to third parties, and UV curable coatings and specialty inks, which are used within a variety of industrial markets. As a result of its acquisition of Melamine Chemicals, Inc. in November 1997, Borden Chemical produces melamine crystal. Borden Chemical manufactures and distributes its products worldwide.

        The principal executive offices of Acquisition and Borden Chemical are located at 180 East Broad Street, Columbus, Ohio 43215. The telephone number of each Acquisition and Borden Chemical at such offices is (614) 225-4000.

The Special Meeting

        Date, Time and Place. The Special Meeting will be held on [____, April __], 1999 at the offices of Williams, Mullen, Christian & Dobbins, 16th Floor, Two James Center, 1021 East Cary Street, Richmond, Virginia, commencing at [9:00] a.m., eastern time.


        Purpose of the Special Meeting. The purpose of the Special Meeting is to consider and vote to approve the Merger Agreement, pursuant to which, among other things, Acquisition will be merged with and into the Company, and the Company will become a wholly-owned subsidiary of Borden Chemical.
See "The Special Meeting - Purpose of the Special Meeting."


        Voting Rights. The Board of Directors has fixed the close of business on [ March 1], 1999 as the record date (the "Record Date") for the determination of the Company's shareholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, the Company had 6,578,639 shares of Common Stock outstanding, which were held by 200 holders of record. Holders of shares of Common Stock are entitled to one vote on the proposal to approve the Merger Agreement at the Special Meeting for each share of Common Stock held of record on the Record Date. See "The Special Meeting - Voting Rights."

        Vote Required. The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote thereon is required to approve the Merger Agreement and the transactions contemplated thereby. As of the close of business on the Record Date, directors and executive officers of the Company and their affiliates as a group held 3,815,800 shares (excluding unexercised options), representing approximately 58.0% of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Pursuant to the Voting Agreement, certain executive officers and majority shareholders of the Company, including Phillip S. Sumpter, Harold N. Spurlock, Sr. and Irvine R. Spurlock, representing 56.2% of the outstanding shares of Common Stock as of [ March 1, 1999], have agreed to vote their shares of Common Stock in favor of the Merger Agreement. Assuming that all shares of Common Stock subject to the Voting Agreement are voted in accordance with its terms, such action is sufficient to approve the Merger Agreement on behalf of the shareholders. See "The Special Meeting - Vote Required" and "The Merger - The Voting Agreement."

        Recommendation of the Board of Directors. The Board of Directors of the Company has unanimously approved the Merger and determined that the Merger is in the best interests of the Company and its shareholders. Such determination by the Board of Directors was based on the following material factors: an evaluation of the business and prospects of the Company; capital constraints on the Company's growth; current constraints on shareholder liquidity; a potentially limited window of opportunity for a sale of the Company for the level of value contained in the Merger; the competitive bidding process utilized by the Board of Directors in order to maximize shareholder value; the substantial premium over historical market price to be realized by shareholders in the Merger; the opinion of the Company's financial adviser; shareholder concerns regarding the inability of shareholders to realize greater value from their shares; the support of the Merger by majority shareholders; the Board's belief that regulatory approvals could be obtained; the Board's belief that an acquisition transaction with Borden Chemical could be effectuated quickly and orderly based on Borden Chemical's acquisition track record and financial condition; and certain protections provided by the Merger Agreement to employees of the Company and the Board's belief that the Merger will not result in substantial job losses. For a detailed description of factors considered by the Board of Directors in connection with the Merger, see "The Merger - Reasons for the Merger."



        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.


        Rights of Dissenting Shareholders. Each holder of shares of Common Stock may dissent from the Merger and is entitled to the rights and remedies of dissenting shareholders provided in Article 15 of the Virginia Stock Corporation Act (the "VSCA"), subject to compliance with the procedures set forth therein, including the right to appraisal of his or her stock. Failure to take any of the steps required under the VSCA in a timely manner may result in a loss of dissenters' rights. In order for a shareholder to perfect dissenters' rights, a notice must be sent to the Company before the vote is taken on the Merger Agreement at the Special Meeting, and the shareholder must not vote in favor of the Merger Agreement. A copy of Article 15 of the VSCA is attached as Appendix C to this Proxy Statement and a summary thereof is included under "The Special Meeting - Rights of Dissenting Shareholders."

The Merger


        General. Pursuant to the Merger Agreement and on the terms and subject to the conditions set forth therein, Acquisition will be merged with and into the Company. As a result of the Merger, the separate corporate existence of Acquisition will cease and the Company will continue as a wholly-owned subsidiary of Borden Chemical (the "Surviving Corporation"). See "The Merger."

         At the  Effective  Time (as defined  herein),  except  with  respect to shares held by Dissenting Shareholders (as defined below), each issued and outstanding share of Common Stock will automatically be cancelled and cease to exist and will be converted into the right to receive, in cash from the Surviving Corporation, a per share amount equal to the Merger Consideration, or $3.40, subject to certain contingent downward adjustments described below. In addition, each outstanding Company Stock Option, whether or not then exercisable, will be cancelled and converted into the right to receive, in cash from the Surviving Corporation, an amount equal to the product of (i) the number of shares of Common Stock for which the Company Stock Option would be exercisable multiplied by (ii) the Merger Consideration, as reduced by the applicable exercise price of such Company Stock Option and further reduced by the amount of any withholding or other taxes required by law to be withheld.

The aggregate Merger Consideration is subject to reduction upon the occurrence of either or both of the following two events. First, if the sum of the amounts outstanding and payable at Closing (as defined herein) (a) to the Company's financial adviser, legal counsel and accountants for services directly related to the negotiation of the Merger Agreement and consummation of the Merger, and
(b) to others for reasonable printing costs, solicitation fees or SEC filing fees relating to this Proxy Statement, exceed, in the aggregate, $600,000, the aggregate Merger Consideration will be reduced on a dollar for dollar basis by the amount of such excess. In addition, if the purchase price of a leased plant and related equipment and proprietary information of D.B. Western, Inc. ("D.B. Western") relating to the Company's Moreau, New York facility to be purchased by Spurlock Adhesives pursuant to certain contractual rights with D.B. Western exceeds $3,603,660, the aggregate Merger Consideration will be reduced on a dollar for dollar basis by the amount of such excess. If either or both events occur, any corresponding reductions in the aggregate Merger Consideration will be applied pro rata to reduce the per share amount of the Merger Consideration payable to the holders of shares of Common Stock and Company Stock Options.

While there can be no assurances as to the exact amount of the fees and expenses of the professional services described above, the Company presently expects that such fees and expenses will not exceed, in the aggregate, $600,000. Furthermore, in connection with Spurlock Adhesives' planned purchase of a leased plant and related equipment and proprietary information of D.B. Western, Spurlock

Adhesives has obtained a letter dated November 30, 1998 from D.B. Western confirming that the purchase price of such plant, equipment and information as of such date was $3,603,660.

        Opinion of the Company's Financial Adviser. Davenport & Company LLC ("Davenport") has served as financial adviser to the Company in connection with the Merger and has rendered an opinion to the Board of Directors that the consideration to be received in the Merger for each share of Common Stock is fair from a financial point of view to the Company's shareholders. For additional information concerning Davenport and its opinion, see "The Merger - Opinion of the Company's Financial Adviser" and the opinion of Davenport attached to this Proxy Statement as Appendix C.

        Regulatory Approvals. The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act"), provide that certain merger transactions, including the Merger, may not be consummated until notifications have been given and certain information has been furnished to the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "DOJ") and specified waiting period requirements have been satisfied. Borden Chemical and the Company each filed the requisite notification and report forms under the HSR Act on January 7, 1999. Pursuant to a letter from a representative of the FTC dated January 15, 1999, the Company's legal counsel was notified that the Company's and Borden Chemical's requests for early termination of the statutory waiting period had been granted. Based on the information available to it, the Company believes that the Merger can be effected in compliance with applicable antitrust laws. However, there can be no assurance that a challenge to the consummation of the Merger on antitrust grounds will not be made. See "The Merger - Regulatory Approvals."


         Federal Income Tax Consequences. The receipt of the Merger Consideration by holders of shares of Common Stock and holders of Company Stock Options upon cancellation of shares of Common Stock and Company Stock Options pursuant to the Merger will be taxable transactions for U.S. federal tax purposes under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and may also be taxable transactions under applicable state, local, foreign and other tax laws. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM (INCLUDING THE APPLICATION AND EFFECT OF ANY STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) RESULTING FROM THE MERGER. See "The Merger - Federal Income Tax Consequences."


         Accounting Treatment. The Merger will be accounted for by Borden Chemical as a purchase for financial accounting purposes in accordance with generally accepted accounting principles. See "The Merger - Accounting Treatment."


Conflicts of Interest. In considering the recommendation of the Board of Directors of the Company with respect to the Merger, shareholders should be aware that certain members of the Company's management have certain interests in the Merger that are in addition to the interests of the Company's shareholders generally. The Company's Board of Directors was aware of these interests and considered them, among other factors, in approving the Merger. These interests include the following:

Certain executive officers of the Company hold Company Stock Options, all of which are currently exercisable, which upon the consummation of the Merger will be canceled and converted into the right to receive an amount equal to $3.40 in cash, subject to possible downward adjustments for certain contingencies, per option share, reduced by the applicable exercise price of such Company Stock Option and further reduced by the amount of any withholding or other taxes required by law to be withheld. See "The Merger - Merger and Merger Consideration." The following table sets forth information with respect to such Company Stock Options held by executive officers of the Company as of the Record
Date:


                     Numbers of
    Name             Option Shares        Exercise Price        Expiration Date
    ----             -------------        --------------        ---------------

Phillip S. Sumpter      50,000                $.55                  6/11/06
Irvine R. Spurlock      50,000                $.50                  2/22/00
Kirk J. Passopulo       25,000                $.50                  5/15/05



The Merger will be deemed to be a change of control under the employment agreement between Phillip S. Sumpter, Chairman of the Board of Directors and Chief Executive Officer of the Company and Spurlock Adhesives, and such entities. As of January 1, 1999, the cash amount payable to Mr. Sumpter in the event of a termination of employment after a change of control would have been approximately $285,000. See "The Merger - Conflicts of Interest."

Following the consummation of the Merger, Kirk J. Passopulo, a director and executive officer of the Company, and Lawrence C. Birkholz and John D. Fitzgerald, Jr., executive officers of the Company, are expected to receive and accept offers of continued employment from Borden Chemical. See "The Merger - Conflicts of Interest."

In connection with the agreement (the "Stipulation and Settlement Agreement") which settled the shareholders' derivative suit filed against the Company and certain current and former officers and directors by seven shareholders of the Company in the U.S. District Court for Colorado (the "Shareholders' Derivative Suit"), the plaintiff shareholders and the Spurlock Family Limited Partnership - whose limited partners include Harold N. Spurlock, Sr., a director of the Company, Irvine R. Spurlock, President of the Company, and H. Norman Spurlock, Jr., a former officer and director of the Company, and whose general partner is the Spurlock Family Corporation, of which Harold N. Spurlock, Sr., and Irvine R. Spurlock serve as sole directors and officers (the "Spurlock Family Limited Partnership") - have entered into a separate Settlement Agreement (the "SFLP Settlement Agreement"). Pursuant to the SFLP Settlement Agreement, the plaintiff shareholders have the right to require the Spurlock Family Limited Partnership to purchase from them up to 1,060,256 shares of Common Stock owned by the plaintiff shareholders at a price of $2.50 per share upon the earlier of (i) the one year anniversary of the 10th business day following court approval of the Stipulation and Settlement Agreement or (ii) the disbursal to its shareholders of the proceeds from a sale of the Company or substantially all of its operating assets. Under the terms of the Merger Agreement, however, the cash amount to be distributed to the Company's shareholders in the Merger per share of Common Stock will be the Merger Consideration, or $3.40 (subject to certain downward adjustments), an amount that is greater than the $2.50 payable upon the exercise of the "put" rights as described above. As a result, the Spurlock Family Limited Partnership would be effectively released from its "put" obligations under the SFLP Settlement Agreement. See "The Merger - Conflicts of Interest" and "Spurlock Industries, Inc. - Legal Proceedings."

In order to obtain lease financing with D.B. Western for one of the Company's two formaldehyde plants located in Moreau, New York, Irvine R. Spurlock,
President of the Company, entered into a Guaranty of Payment, dated September 30, 1997 (the "Moreau Guaranty"), in favor of D.B. Western. Pursuant to the Moreau Guaranty, Mr. Spurlock unconditionally guaranteed the payment of all obligations of Spurlock Adhesives under the lease agreement between Spurlock Adhesives and D.B. Western, dated September 30, 1997, for the first 12 months of such lease. As such lease took effect on August 1, 1998, Mr. Spurlock is obligated under the Moreau Guaranty through July 1999. It is a condition to



Closing that Spurlock Adhesives exercise, at or prior to the date of Closing, its contract right to purchase the leased plant and related equipment and proprietary information of D.B. Western relating to the Moreau, New York facility for a purchase price not to exceed $3,603,660 pursuant to a purchase option granted under the existing lease. Borden Chemical is required to cause the Surviving Corporation to be provided with the funds necessary to consummate that purchase. The effect of the foregoing transactions will be to relieve Mr. Spurlock of his contingent liability under the Moreau Guaranty. See "The Merger
- Conflicts of Interest."

Certain of the Company's current and former officers and directors have obligations under promissory notes that will be repaid following the consummation of the Merger and the receipt of the Merger Consideration to which such individuals will be entitled, including (i) a promissory note dated April 8, 1998 from the Spurlock Family Limited Partnership to the Company in the principal amount of $375,000 (the "SFLP Note"), which is secured by 2,100,000 shares of Common Stock owned by the Spurlock Family Limited Partnership and is personally guaranteed by Harold N. Spurlock, Sr., a director of the Company,
(ii) a promissory note dated June 30, 1995 from Harold N. Spurlock, Sr. to Spurlock Adhesives in the original principal amount of $112,500, and (iii) a joint promissory note, dated January 12, 1996 from H. Norman Spurlock, Jr., a former officer and director of the Company, and Irvine R. Spurlock, President of the Company, to Lloyd B. Putman in the original principal amount of $210,176.72, which is secured by 1,014,800 shares of Common Stock now owned by the Spurlock Family Limited Partnership. See "The Merger - Conflicts of Interest."

The Merger Agreement


        Closing and Effective Time. Pursuant and subject to the conditions set forth in the Merger Agreement, Acquisition will be merged with and into the Company at the Closing, which will take place on such date as is mutually agreed by the parties, provided that all conditions to the obligations of Borden Chemical and the Company under the Merger Agreement have been satisfied or waived. If the Closing does not occur by June 1, 1999, the Merger Agreement is subject to termination by either Borden Chemical or the Company. See "The Merger Agreement - Closing and Effective Time."

        Representations and Warranties. The Merger Agreement contains customary representations and warranties by each of the Company and Borden Chemical and, in addition, certain warranties by the Company regarding the Stipulation and Settlement Agreement, certain outstanding industrial revenue bonds of Spurlock Adhesives, and the settlement by the Company of certain alleged agreements to grant to two former consultants options to purchase shares of Common Stock. See "The Merger Agreement - Representations and Warranties."


        Certain Covenants and Agreements of the Parties. The Company has agreed that prior to Closing, it and Spurlock Adhesives will carry on their respective businesses in the usual, regular and ordinary course, as previously conducted, limit the sale of non-inventory assets, continue current accounting and tax practices and refrain from entering into certain specified transactions out of the ordinary course of business without the consent of Borden Chemical. The Merger Agreement also contains covenants that, among other things, restrict the actions of the Company and its officers regarding the solicitation of takeover proposals . In addition, prior to Closing, the Company and Spurlock Adhesives are prohibited from enforcing certain rights under a certain promissory note payable by the Spurlock Family Limited Partnership that is secured by shares of

Common Stock subject to the Voting Agreement, which note is to be paid off at or prior to Closing. See "The Merger - Conflicts of Interest." Under the Merger Agreement, Spurlock Adhesives is required to exercise, at or prior to the date of Closing, its right to purchase a leased plant and related equipment and proprietary information of D.B. Western relating to the Company's Moreau, New York facility for a purchase price not to exceed $3,603,660, pursuant to a purchase option granted under its existing lease. Borden Chemical is required to cause the Surviving Corporation to be provided with the funds necessary to consummate that purchase. See "The Merger Agreement - Certain Covenants and Agreements of the Parties."

        Conditions to Closing. The obligations of the Company and Borden Chemical to close the Merger are subject to various conditions, including approval of the Company's shareholders, termination or expiration of the applicable waiting period under the HSR Act, and the absence of legal proceedings attempting to enjoin or prohibit the consummation of the Merger. The obligations of Borden Chemical and Acquisition to close the Merger are, in addition to customary conditions, subject further to various other conditions, including (i) the absence of litigation seeking generally to challenge or impose limitations on Borden Chemical or Acquisition from realizing the benefits of the Merger or the Merger Agreement, (ii) the satisfactory resolution of the Shareholders' Derivative Suit; (iii) repayment by certain executive officers or their affiliates of certain sums due to Spurlock Adhesives and to an individual to whom shares of Common Stock are pledged as security for such repayment, and
(iv) maintenance of the terms and conditions of a certain product supply contract. The obligations of the Company to close the Merger are subject further to additional conditions, customary for transactions of this type. Any of the conditions to Closing may be waived by the parties under the Merger Agreement. In the event that the Company determines to waive a condition of Closing in a manner that would constitute a material change in the transaction approved by the Company's shareholders, the Company would resolicit the votes of the shareholders with respect to such transaction and provide shareholders with updated proxy materials in connection with such vote. Under applicable law, conditions relating to approval by the Company's shareholders and the receipt of all necessary regulatory approvals may not be waived. See "The Merger Agreement
- Conditions to Closing."

        No assurances can be provided as to when or if all of the conditions precedent to the Merger can or will be satisfied or waived by the appropriate party. On January 27, 1999, the United States District Court for the District of Colorado approved the Stipulation and Settlement Agreement, and it became final and effective on March 11, 1999 upon the running of all appeals periods and the payment by the Company of all settlement consideration required by such agreement. Also, pursuant to a letter from a representative of the FTC dated January 15, 1999, an early termination of the waiting period under the HSR Act was granted by the FTC, and the Company has no reason to believe that any of the other conditions set forth in the Merger Agreement will not be satisfied. See "The Merger - Regulatory Approvals."


        Termination. The Merger Agreement may be terminated at any time prior to the Effective Time (i) by mutual written consent of Borden Chemical and the Company or (ii) by either Borden Chemical or the Company under specified circumstances including, without limitation, (a) failure to obtain the requisite shareholder approval, (b) failure to consummate the Merger on or before June 1, 1999, unless the failure is the result of a willful and material breach of the Merger Agreement by the party seeking to terminate it, (c) issuance of an injunction or other similar restraint on consummation of the Merger by a court, governmental authority or other similar body, (d) in the event of certain material breaches of the other party of any representation, warranty, covenant or other agreement contained therein, subject to certain prerequisites, or (e) in the event that a condition to the obligation of such party to effect the Merger is not capable of being satisfied prior to June 1, 1999.

         The Merger Agreement may also be terminated by the Company in the event that its Board of Directors approves, and the Company concurrently enters into, a definitive agreement implementing the unsolicited takeover proposal of a third party after notification and an opportunity to respond has been given to Borden Chemical in accordance with the Merger Agreement. The Merger Agreement may also be terminated by Borden Chemical if (i) without the prior written consent of Borden Chemical, the Board of Directors withdraws or modifies in a manner adverse to Borden Chemical or Acquisition its recommendation of the Merger, (ii) the Company fails to mail this Proxy Statement or include in it the recommendation of the Board of Directors of the Merger and the Merger Agreement,
(iii) the Company continues negotiations regarding a third party takeover proposal for more than 10 business days after receipt of the proposal or does not reject a publicly disclosed third party takeover proposal within 10 business days after the earlier of the Company's receipt of the offer or its public disclosure, or (iv) the Company's non-solicitation or confidentiality covenants of the Merger Agreement are breached. If (i) the Merger Agreement is terminated pursuant to the reasons summarized in this paragraph or (ii)(A) in accordance with its terms (other than as a result of the reasons described above in this paragraph, the material breach of the Merger Agreement by Borden Chemical or the mutual consent of Borden Chemical and the Company), and (B) within twelve months after such termination either the Company enters into an agreement with respect to a Third Party Acquisition or a Third Party Acquisition occurs and (C) after the execution and delivery of the Merger Agreement, but prior to its termination, the Company (or its agents) had discussions with, or furnished information to, any third party with respect to a Third Party Acquisition, or such third party made a proposal or expressed an interest publicly with respect to any Third Party Acquisition, then the Company is required to pay Borden Chemical the sum of $600,000 and certain transaction associated out-of-pocket fees and expenses not to exceed the aggregate amount of $200,000, plus the cost of collecting such fees or expenses.


If either Borden Chemical or the Company terminates the Merger Agreement because of the other party's material breach of certain other representations, warranties or covenants contained therein, the party committing such material breach may be obligated to pay the other party certain out-of-pocket expenses not to exceed $200,000, plus the actual cost of collecting such expenses. See "The Merger Agreement - Termination, Amendment and Waiver."


         Amendment. The Merger Agreement may be amended by the parties by written instrument at any time before or after shareholder approval; provided, however, that after shareholder approval, no amendment will be made that pursuant to the VSCA requires further approval by the Company's shareholders without the further approval of such shareholders. See "The Merger Agreement - Termination, Amendment and Waiver."

        Indemnification. Other than the fees and expenses referenced above and discussed further herein and in the Merger Agreement, the Merger Agreement contains no provisions requiring indemnification after the Effective Time by the Company or holders of shares of Common Stock for breaches of representations or warranties or violations of covenants or agreements. The Merger Agreement does provide for continued indemnification of the officers and directors of the Company by the Surviving Corporation with respect to acts or omissions occurring prior to the Effective Time which were committed by such officers and directors in their capacity as such. See "The Merger Agreement - Indemnification."

The Voting Agreement

        As a condition to its execution of the Merger Agreement, Borden Chemical required certain executive officers and shareholders of the Company, including Phillip S. Sumpter, Irvine R. Spurlock and Harold N. Spurlock, Sr. and their affiliates, to execute and deliver the Voting Agreement. Pursuant to the Voting Agreement, each such shareholder has agreed, among other things, to vote, or to cause to be voted, all shares of Common Stock beneficially owned by the shareholder in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the terms of the Merger Agreement and other transactions contemplated therein. Together, the shareholders who are parties to the Voting Agreement beneficially own, in the aggregate, 3,695,800 of the outstanding shares of Common Stock as of the Record Date, representing 56.2% of the votes entitled to be cast at the Special Meeting. Assuming that all shares of Common Stock subject to the Voting Agreement are voted in accordance with its terms, such action is sufficient to approve the Merger Agreement on behalf of the shareholders.


        The shareholders who are parties to the Voting Agreement have also agreed not to sell, transfer, encumber, pledge, assign or otherwise dispose of any of their shares of Common Stock, other than as specifically permitted in the Voting Agreement. The Voting Agreement will terminate on the first to occur of
(i) the Effective Time, (ii) the termination of the Merger Agreement, or (iii) written notice of termination of the Voting Agreement by Borden Chemical and Acquisition to the parties. If the Voting Agreement is terminated and the Company within 12 months thereafter enters into an agreement with respect to a third party acquisition, then the shareholders who are parties to the Voting Agreement will be obligated to pay to Borden Chemical an amount in cash equal to the excess over $3.40 per share that is received by such shareholders in connection with such acquisition. See "The Merger - The Voting Agreement."


Selected Financial Data

        The selected consolidated financial information presented below for, and as of the end of, each of the years in the five-year period ended December 31, 1998, is derived from the consolidated financial statements of the Company. The financial statements as of December 31, 1998 and 1997, and for the two years ended December 31, 1998, have been audited by Cherry, Bekaert & Holland, L.L.P., independent auditors. The financial statements as of and for the three years ended December 31, 1996, have been audited by James E. Scheifley & Associates, P.C. (formerly Winter, Scheifley & Associates, P.C.), independent auditors. See "Independent Auditors."




        The information set forth below should be read in conjunction with "Spurlock Industries, Inc. - Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Consolidated Financial Statements and Notes included in this Proxy Statement.

                                                                    Years Ended December 31,
                                       ---------------------------------------------------------------------------
                                          1998            1997            1996           1995 (1)          1994
                                          ----            ----            ----           --------          ----
Income Statement Data:
Net Sales       .....................  $27,659,786     $24,725,077     $28,643,415     $33,243,677     $30,512,704
 Cost of sales ......................   21,718,458      19,597,991      21,129,265      26,092,053      26,269,016

 Gross profit  ......................    5,941,328       5,127,086       7,514,150       7,151,624       4,243,688
Selling, general and
administrative expenses .............    6,310,326       4,815,638       4,414,422       3,903,371       3,456,356
Income (Loss) from operations  ......     (368,998)        311,448       3,099,728       3,248,253         787,332

Other income and expenses       .....      795,022        139,307           83,376          12,007           2,513
Interest expense        .............     (699,109)       (627,799)       (667,942)       (663,662)       (828,261)
Income (Loss) from continuing
   operations   .....................     (273,085)       (177,044)      2,515,162       2,596,598         (38,416)
Provision for income taxes
   (benefit)    .....................       23,456        (152,304)      1,021,487         115,600               -
 Net Income (Loss)     ..............    $(296,541)     $  (24,740)     $1,493,675      $2,480,998     $   (38,416)
Net Income (Loss)
   per common share:
   From continuing
   operations   .....................       ($0.05)          $0.00           $0.22           $0.37          ($0.01)



                                       14


                                                                    Years Ended December 31,
                                       ---------------------------------------------------------------------------
                                          1998            1997            1996           1995 (1)          1994
                                          ----            ----            ----           --------          ----

Balance Sheet Data:

Current assets  .....................  $ 3,654,790     $ 2,726,167     $ 2,288,914      $3,099,414      $3,715,917

Current liabilities  ................   16,507,793       5,365,116       4,388,860       5,330,308       8,133,204
Total assets ........................   21,086,154      19,401,431      12,270,407       9,342,968       9,996,870
Long-term debt  .....................      274,682       9,598,315       3,402,621         983,652       1,354,556
Stockholders' equity(2) .............    3,974,252       4,268,043       4,292,783       2,919,108         509,110

Number of common
   shareholders .....................          200             227             242             249             245

Weighted average number
   of common shares
   outstanding  .....................    6,574,899       6,573,639       6,711,733       6,717,667       4,266,066
Cash dividends declared .............            0               0               0               0               0
Book value per share (3) ............        $0.60           $0.65           $0.64           $0.43           $0.08

------------------
(1) Assumes the conversion of 1,200,000 shares of preferred stock, par value $2 per share, into 2,400,000 shares of Common Stock, which conversion was subsequently effected on January 5, 1996. Absent the pro forma addition of 2,400,000 shares of Common Stock, the historical number of weighted average shares outstanding for the fiscal year ended December 31, 1995 was 4,317,667.

(2) For the two fiscal years ended December 31, 1995, stockholders' equity included 1,200,000 preferred shares, totaling $2,400,000.

(3) Assuming the conversion of 1,200,000 preferred shares into 2,400,000 shares of Common Stock, which conversion was subsequently effected on January 5, 1996, the weighted average shares outstanding for the five fiscal years ending December 31, 1998 were: 6,578,639, 6,573,639, 6,711,733, 6,717,667 and 6,626,066
    .

                               THE SPECIAL MEETING

Date, Time and Place

         The Special Meeting will be held on [_____] [April __], 1999 at the offices of Williams, Mullen, Christian & Dobbins, 16th Floor, Two James Center, 1021 East Cary Street, Richmond, Virginia 23219, commencing at [9:00] a.m., eastern time, and at any postponement or any duly reconvened meeting after adjournment thereof.

Purpose of the Special Meeting


         The purpose of the Special Meeting is to consider and vote upon the Merger Agreement pursuant to which, among other things, Acquisition will be merged with and into the Company, and the Company will become a wholly-owned subsidiary of Borden Chemical. Under the terms of the Merger Agreement, each share of Common Stock outstanding immediately prior to the consummation of the Merger will be exchanged for $3.40 in cash, subject to downward adjustments for certain possible contingencies. Shareholders of the Company will not become shareholders of Borden Chemical following the Merger. See "The Merger" and "The Merger Agreement."


Voting Rights

         The Board of Directors has fixed the close of business on [ March 1, 1999] as the Record Date. Only holders of record of shares of Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

         As of the Record Date, the Company had 6,578,639 shares of Common Stock outstanding, which were held by 200 holders of record. Holders of shares of Common Stock are entitled to one vote on the proposal to approve the Merger Agreement at the Special Meeting for each share of Common Stock held of record at the close of business on the Record Date. The presence, in person or by properly executed proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as shares present, but shares represented by a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares ("broker non-votes") will not be counted as shares present. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the Merger Agreement has received sufficient votes for approval.


         Proxies in the form accompanying this Proxy Statement are solicited by the Company's Board of Directors. Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and are not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted "FOR" approval of the Merger Agreement.

         If the Company does not receive a sufficient number of signed proxies to enable approval of the Merger Agreement by the time scheduled for the Special Meeting, the Company may propose one or more adjournments or postponements of the Special Meeting to permit continued solicitation of proxies with respect to such approval. If an adjournment or postponement is proposed, the persons named as proxies will vote in favor of such adjournment or postponement those proxies that contain instructions to vote in favor of the Merger Agreement and against such adjournment or postponement those proxies that contain instructions to vote against approval of the Merger Agreement. Abstentions with respect to approval of the Merger Agreement will be voted against such adjournment or postponement. Adjournment or postponement of the Special Meeting will be proposed only if the Board of Directors believes that additional time to solicit proxies might permit the receipt of sufficient votes to approve the Merger Agreement. It is anticipated that any such adjournment or postponement would be for a relatively short period of time, but in no event for more than 90 days. Any shareholder may revoke such shareholder's proxy during any period of adjournment or postponement in the manner described below.

         A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocation of proxies should be addressed to the Company as follows: 125 Bank Street, Waverly, Virginia 23890, Attention: Kirk J. Passopulo, Corporate Secretary. A proxy appointment will not be revoked by death or supervening incapacity of the shareholder executing the proxy unless, before the shares are voted, notice of such death or incapacity is filed with the Company's Secretary or other person responsible for tabulating votes on behalf of the Company.

         The expense of soliciting proxies for the Special Meeting will be paid for by the Company. In addition to the solicitation of shareholders of record by mail, telephone or personal contact, the Company will be contacting brokers, dealers, banks and voting trustees or their nominees who can be identified as record holders of shares of Common Stock; such holders, after inquiry by the Company, will provide information concerning quantity of proxy and other materials needed to supply such materials to beneficial owners, and the Company will reimburse them for the expense of mailing the proxy materials to such persons.

Vote Required

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the Merger Agreement and the transactions contemplated thereby. As of the Record Date, directors and executive officers of the Company and their affiliates as a group held 3,815,800 shares (excluding unexercised options), representing approximately 58.0% of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Pursuant to the Voting Agreement, certain executive officers and majority shareholders of the Company, including Phillip S. Sumpter, Harold N. Spurlock, Sr. and Irvine R. Spurlock, have agreed to vote their shares of Common Stock, constituting 56.2% of the shares of Common Stock as of the Record Date, in favor of the Merger Agreement. Assuming that all shares of Common Stock subject to the Voting Agreement are voted in accordance with its terms, such action is sufficient to approve the Merger Agreement on behalf of the shareholders. See "The Merger - The Voting Agreement."


Recommendation of the Board of Directors

         The Board of Directors of the Company unanimously approved the Merger Agreement on December 18, 1998 and determined that the Merger is in the best interests of the Company and its shareholders. The determination by the Board of Directors that the Merger is in the best interests of the Company and its shareholders was based on a number of factors, including most significantly an evaluation of the business and prospects of the Company and the determination by the Board of Directors that the Merger was the best of the strategic alternatives available to enhance shareholder value. For a description of the material factors considered by the Board of Directors in connection with the Merger, see "The Merger - Reasons for the Merger." The Board of Directors recommends that the shareholders vote "FOR" approval of the Merger Agreement.

Rights of Dissenting Shareholders


         A shareholder of Common Stock who objects to the Merger (a "Dissenting Shareholder") and who complies with the provisions of Article 15 of Title 13.1 of the VSCA ("Article 15") may demand the right to receive a cash payment, if the Merger is consummated, for the fair value of his or her stock immediately before the Effective Date, exclusive of any appreciation or depreciation in anticipation of the Merger unless such exclusion would be inequitable. In order to receive payment, a Dissenting Shareholder must deliver to the Company prior to the Special Meeting a written notice of intent to dissent and to demand payment for his or her shares if the Merger is consummated (an "Intent to Demand Payment") and must not vote his or her shares in favor of the Merger. The Intent to Demand Payment should be addressed to Phillip S. Sumpter, Chairman of the Board of Directors and Chief Executive Officer, Spurlock Industries, Inc., 125 Bank Street, Waverly, Virginia 23890. A VOTE AGAINST THE MERGER WILL NOT ITSELF CONSTITUTE SUCH WRITTEN NOTICE, AND A FAILURE TO VOTE WILL NOT CONSTITUTE A TIMELY WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT.

         A shareholder of record of Common Stock may assert dissenters' rights as to fewer than all the shares registered in his or her name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the Company in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of such a partial dissenter are determined as if the shares to which he dissents and his other shares were registered in the names of different shareholders. A beneficial shareholder of Common Stock may assert dissenters' rights as to shares held on his behalf by a shareholder of record only if (i) he submits to the Company the record shareholder's written consent to the dissent not later than the time when the beneficial shareholder asserts dissenters' rights, and
(ii) he dissents with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

         Within 10 days after the Effective Date, the Surviving Corporation is required to deliver a notice in writing (a "Dissenter's Notice") to each Dissenting Shareholder who has filed an Intent to Demand Payment and who has not voted such shares in favor of the Merger. The Dissenter's Notice shall (i) state where the demand for payment (the "Payment Demand") shall be sent and where and when stock certificates shall be deposited; (ii) supply a form for demanding payment; (iii) set a date by which the Surviving Corporation must receive the Payment Demand; and (iv) be accompanied by a copy of Article 15. A Dissenting Shareholder who is sent a Dissenter's Notice must submit the Payment Demand and deposit his or her stock certificates in accordance with the terms of, and within the time frames set forth in, the Dissenter's Notice. As a part of the Payment Demand, the Dissenting Shareholder must certify whether he or she acquired beneficial ownership of the shares before or after the date of the first public announcement of the terms of the proposed Merger (the "Announcement Date"), which was December 18, 1998. The Surviving Corporation will specify the Announcement Date in the Dissenter's Notice.

         Except with respect to shares acquired after the Announcement Date, the Company shall pay a Dissenting Shareholder the amount the Surviving Corporation estimates to be the fair value of his or her shares, plus accrued interest. Such payment shall be made within 30 days of receipt of the Dissenting Shareholder's Payment Demand. As to shares acquired after the Announcement Date, the Surviving Corporation is only obligated to estimate the fair value of the shares, plus accrued interest, and to offer to pay this amount to the Dissenting Shareholder conditioned upon the Dissenting Shareholder's agreement to accept it in full satisfaction of his or her claim.

         If a Dissenting Shareholder believes that the amount paid or offered by the Surviving Corporation is less than the fair value of his or her shares, or that the interest due is incorrectly calculated, that Dissenting Shareholder may notify the Surviving Corporation of his or her own estimate of the fair value of his shares and amount of interest due and demand payment of such estimate (less any amount already received by the Dissenting Shareholder) (the "Estimate and Demand"). The Dissenting Shareholder must notify the Surviving Corporation of the Estimate and Demand within 30 days after the date that the Surviving Corporation makes or offers to make payment to the Dissenting Shareholder.

         Within 60 days after receiving the Estimate and Demand, the Surviving Corporation must either commence a proceeding in the appropriate circuit court to determine the fair value of the Dissenting Shareholder's shares and accrued interest, or the Surviving Corporation must pay each Dissenting Shareholder whose demand remains unsettled the amount demanded. If a proceeding is commenced, the court must determine all costs of the proceeding and must assess those costs against the Surviving Corporation, except that the court may assess costs against all or some of the Dissenting Shareholders to the extent that the court finds that the Dissenting Shareholders did not act in good faith in demanding payment of the Dissenting Shareholder's Estimates.

         The  foregoing  discussion  is a summary of the material  provisions of
Article 15. Shareholders are strongly encouraged to review carefully the full text of Article 15, which is included as Appendix C to this Proxy Statement. The provisions of Article 15 are technical and complex, and a shareholder failing to comply strictly with them may forfeit his Dissenting Shareholder's rights. Any shareholder who intends to dissent from the Merger should review the text of those provisions carefully and also should consult with his attorney. No further notice of the events giving rise to dissenters' rights or any steps associated therewith will be furnished to the Company's shareholders, except as indicated above or otherwise required by law.


         Any Dissenting Shareholder who perfects his right to be paid the fair value of his shares will recognize gain or loss, if any, for federal income tax purposes upon the receipt of cash for his shares. The amount of gain or loss and its character as ordinary or capital gain or loss will be determined in accordance with applicable provisions of the Internal Revenue Code. See "The Merger - Federal Income Tax Consequences."

                                   THE MERGER

         The following information relating to the Merger is qualified in its entirety by reference to the other information contained elsewhere in this Proxy Statement, including the Appendices hereto, and the documents incorporated herein by reference. Copies of the Merger Agreement and the Voting Agreement are attached as Appendices A and B, respectively, to this Proxy Statement and reference is made thereto for the complete terms of the Merger. Shareholders are urged to read the Merger Agreement and each of the other Appendices hereto carefully.

Background

         Since the inception of Spurlock Adhesives, its sales have been substantially concentrated with the forest products industry. Accordingly, the Company's operating results have been closely tied to the fluctuations in that industry. In recent years, profit margins for the sale of formaldehyde and resins to the forest products industry have been under pressure from intense competition. As a result, management in early 1996 devised a strategy to grow the Company's operations and sales in order to reduce its dependence on forest products customers and to diversify geographically.

         A significant opportunity to implement this growth strategy came in the spring of 1996, when a bid to supply formaldehyde - submitted in late 1995 - was accepted by Schenectady International, a chemical company located in Schenectady, New York. This major supply contract provided the Company with the foundation on which to build a new facility in the northeast, a relatively underserved market. The facility, consisting of two formaldehyde plants and a resin plant located in Moreau, New York (the "Moreau Facility"), entered operation in July 1998.


         As a part of its examination of various sources of capital to fund the implementation of its growth strategy, management met in early 1997 with several investment bankers. At that time, management was advised that a public equity offering did not appear feasible given the Company's relatively small size and financial circumstances. Based on this advice, other financing alternatives were considered. These included traditional bank financing, tax exempt industrial revenue bonds and joint ventures. Bank financing, although relatively quick and easy to implement, had the disadvantage of being the most expensive of the three financing alternatives and would significantly increase financial leverage. Tax exempt bond financing would be cheaper than a conventional bank loan, but obtaining industrial development financing would be a laborious process involving government agency approvals and considerably more time and legal expense to consummate a transaction. Such financing would likewise significantly leverage the Company. Partnering on a project with a joint venturer would limit financial leverage and financing expense, but would reduce the rewards from and the Company's control over any expansion project. Based on this analysis, management determined to pursue industrial revenue bond financing, while keeping open the possibility of a joint venture. (The Moreau Facility was ultimately financed by an industrial revenue bond and bank term loans.)


         In March 1997, the Company's New York facility then under construction had drawn the interest of an industry participant who was a potential joint venture partner. In early April 1997, the Company executed a nonbinding letter of intent to explore a joint venture with such third party. After a series of meetings and the exchange of various proposals, the parties were unable to agree on a mutually satisfactory arrangement and discussions were terminated in August 1997.

         On February 19, 1998, Phillip S. Sumpter, Chairman and Chief Executive Officer of the Company, was approached by a different industry participant concerning a joint venture arrangement for the Moreau Facility. On March 5, 1998, the Company entered into a confidentiality agreement with such third party and Mr. Sumpter and Mr. Irvine R. Spurlock, President of the Company, met with its representatives. On April 3, 1998, executives of such potential joint venture partner toured the Moreau, New York site. On May 21, 1998, such third party provided the Company a letter communicating its interest in engaging not in a joint venture with the Company, but rather an acquisition of certain or all of its assets. This indication of interest, although very preliminary, provided evidence to management that the intrinsic value of the Company's assets and business operations materially exceeded the Company's current market capitalization.

         During May and June 1998, the Company also had discussions regarding joint venture and similar arrangements with a number of fertilizer manufacturers. In June 1998, several of these manufacturers expressed an interest to Mr. Sumpter and Mr. Irvine Spurlock of their desire to purchase certain assets of the Company.

         At the May 20, 1998 Board of  Directors  meeting and through  telephone contacts thereafter, Mr. Sumpter kept each director apprised of these developments. In early June 1998, it was the informal consensus of the Board that the interest expressed by potential acquirors should be pursued in the context of the Company examining all of its strategic options. With the concurrence of each of the directors, Mr. Sumpter proceeded to explore the engagement of a qualified investment banker to advise the Board. Legal counsel solicited interest from a number of established Richmond, Virginia based investment bankers, and on June 17, 1998 Mr. Sumpter, Mr. Irvine Spurlock, other members of management, Mr. Glen Whitwer, an outside director, and legal counsel interviewed several candidates to act as the Company's financial adviser. Based on their meetings, each candidate subsequently delivered a definitive proposal to the Company.

         On June 23, 1998, the Board of Directors of the Company met in Richmond, Virginia with all directors in attendance. The previously described acquisition indications of interest were reviewed and the Company's strategic options were extensively discussed. In light of current restraints on capital necessary to fully implement the Company's growth strategy, the low market value of the Company's common stock and the thinly traded, illiquid market therefor, and initial indications from potential acquirors that shareholders might realize considerable value in an acquisition transaction, among other considerations, the Board decided that a financial adviser for the Company should be retained to solicit and explore buyers for the Company. Upon review of the proposals from the several investment banker candidates, and the recommendations of those in attendance at the June 17, 1998 meeting, Davenport & Company LLC ("Davenport") was selected as the Company's financial adviser. Founded in 1863, Davenport is the oldest investment banking and stock brokerage firm in Virginia and has extensive experience in acting as a financial adviser to corporate clients in merger and acquisition transactions.

         On June 24, 1998, the Company issued a press release that it had received inquiries from several unaffiliated companies regarding possible acquisitions of its business operations, that the Company was engaged in preliminary discussions with such parties and that it had engaged Davenport as its financial adviser. Further, Mr. Sumpter stated that, "The Company's Board of Directors intends to carefully evaluate such strategic opportunities in order to maximize shareholder value."

         During the remainder of June and July 1998, Davenport obtained relevant information from the Company, performed financial analyses and researched potential acquirors.

         On August 11, 1998, Davenport began contacting potential buyers, totaling nearly 100. During this period, Davenport responded to all qualified parties that expressed interest in possible acquisitions of the Company's business operations. Of these, 32 executed confidentiality agreements and received copies of a descriptive confidential memorandum (the "Confidential Memorandum") containing relevant information on the Company.

         On August 14, 1998, in its Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 filed with the SEC, the Company reported that it had received additional expressions of interest from third parties with respect to possible acquisitions of its business operations. It also reported that information regarding the Company had recently been sent out by Davenport to selected parties that may have an interest in acquiring certain business operations of the Company, and that all such discussions with such parties were very preliminary.

         By September 16, 1998, the deadline set by the Company and Davenport for submissions of expressions of interest from solicited parties, Davenport had received several nonbinding indications of interest. These indications of interest were considered by the Board of Directors during its September 21, 1998 Board meeting. Those interested parties proffering the most compelling terms and a demonstrated ability to complete the proposed transaction were selected by the Board to engage in further discussions concerning a potential transaction. Specifically, such parties were asked to provide firm, specific offers following a period of due diligence.

         Following the September 21, 1998 Board meeting and until November 18, 1998, the selected interested parties performed due diligence with respect to the Company, including meetings with the Company's management, plant tours and access to certain non-public information not previously provided. The Company's legal counsel also supplied each such party with a proposed form of acquisition agreement, which each party was to review and mark up with acceptable terms. Further, such parties were asked to furnish a list of any contingencies to the completion of the transaction.


         On November 18, 1998, the deadline for firm offers, the Company again received offers from several parties. The Board of Directors reviewed all offers at its Board meeting on November 23, 1998. Borden Chemical's offer, at $3.50 per share in cash, had the highest value of any received during the final bidding process. This offer, coupled with the imposition of fairly modest conditions to closing, consisting primarily of completion of final due diligence and settlement of the Shareholders' Derivative Suit for an amount not to exceed a prescribed limit, was considered by the Board to be superior to the other offers received, both on a financial basis and on the basis of the overall terms and conditions of the offer. Further, the Board believed, based on Borden Chemical's financial condition, acquisition track record and its requested changes to the proposed form of acquisition agreement, that a definitive acquisition agreement could be executed and the transaction closed with Borden Chemical in an orderly and expeditious manner. Subject to clarification of the treatment of certain closing costs, change of control compensation costs, and liabilities to be terminated in the acquisition transaction, among other related matters, the Board authorized management to proceed to negotiate a definitive acquisition agreement with Borden Chemical.

         The Board of Directors of Borden Chemical approved the offer of $3.50 per share in cash and the negotiation of a definitive acquisition agreement with respect thereto on November 18, 1998.


         On November 24, 1998, representatives of Davenport and the Company's legal counsel engaged in a conference call with representatives of Borden Chemical and its legal counsel in order to clarify the issues raised by the Board and to negotiate certain general terms pursuant to the Board's instructions. Representing the Company were Joseph A. Oliver, III ("Mr. Oliver") of Davenport and William L. Pitman of Williams, Mullen, Christian & Dobbins, P.C. ("Williams, Mullen"), legal counsel to the Company. Representing Borden Chemical were Michael Ducey, Executive Vice President and Chief Operating Officer (Mr. Ducey"); Ted Inbusch, Treasurer; Lawrence Dieker, Vice President and General Counsel ("Mr. Dieker"); Robert Halsey, Corporate Development; and David J. Sorkin and Andrew P. Castaldo ("Mr. Castaldo") of Simpson Thacher & Bartlett ("Simpson Thacher"), legal counsel to Borden Chemical. Thereafter, Borden Chemical engaged in additional due diligence, and the Merger Agreement and the Voting Agreement were negotiated by the parties. After conclusion of Borden Chemical's analysis of its final due diligence, in a compromise which collectively settled a number of legal and valuation issues, the parties agreed to a reduction in the Merger Consideration from $3.50 to $3.40 per share, subject to certain downward adjustments in the event that the cost of purchasing the leased formaldehyde plant at the Moreau Facility exceeded a specified sum or in the event that certain closing costs to be paid by the Company at Closing exceeded a maximum stated sum.

         On December 15, 1998, the Company's Board of Directors, having been provided drafts of the original Merger Agreement and the Voting Agreement in advance, met to review terms of the draft documents and to consider the Merger. During the course of this meeting, several remaining issues were discussed and through telephone conference calls negotiated with Borden Chemical. Representing the Company in such negotiations were Robert F. Mizell and Mr. Oliver of Davenport and Randolph H. Lickey and Mr. Pitman of Williams, Mullen. Representing Borden Chemical were Mr. Ducey, Mr. Dieker, Mr. Castaldo and Mr. Mario Ponce of Simpson Thacher. Upon a general resolution of such issues, it was the consensus of the Board that it could proceed with consideration of approval of the proposed acquisition of the Company by Borden Chemical and the draft Merger Agreement, subject to negotiation of final documentation implementing the resolution of those issues negotiated with Borden Chemical during the meeting. At this point, Mr. Lickey reviewed the salient provisions of the Merger Agreement and the Voting Agreement, and answered questions from the directors. Following Mr. Lickey's presentation and a discussion of issues raised by the Directors, Mr. Oliver presented the Board with Davenport's opinion that the acquisition transaction with Borden Chemical was fair to the shareholders of the Company from a financial point of view. He took considerable time to review the auction process which resulted in the deal with Borden Chemical. Following his comments, Mr. Mizell explained the fairness opinion and the assumptions underpinning it. He answered questions from the directors concerning the nature of Davenport's opinion, the financial and other assumptions of Davenport, and the extent and nature of Davenport's due diligence. Following further discussion of the foregoing and the Merger generally, the Board preliminarily approved the Merger, subject to the receipt and review of final documentation conforming to the agreements reached with Borden Chemical.


         Subsequent to the December 15 Board meeting, the original Merger Agreement, the Voting Agreement and other related documentation were completed pursuant to the Board's instructions. At 8:00 a.m. on December 18, 1998, all members of the Board of Directors of the Company met via teleconference and unanimously granted final approval to the Merger, the original Merger Agreement and the Voting Agreement. The parties then proceeded to execute the original Merger Agreement and related documentation, and promptly thereafter publicly announced that the Company had entered into a definitive merger agreement.

         Effective January 25, 1999, Acquisition, Borden Chemical and the Company executed and delivered the Amended and Restated Agreement and Plan of Merger in order to correct a typographical error in the original Merger Agreement.

Reasons for the Merger

         The Company's Board of Directors considered the material factors described below in reaching its determination to approve the Merger Agreement and the transactions contemplated thereby. Due to the variety of factors that the Board of Directors considered in connection with its evaluation of the Merger and the Merger Agreement, the Board of Directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to these material factors. After it examined all of the following factors both individually and taken together, the Board of Directors determined that the Merger and the Merger Agreement were in the best interests of the Company and its shareholders.

         Business, Condition and Prospects of the Company. In evaluating the Merger, the Board of Directors considered information with respect to the financial condition, results of operations, cash flows and businesses of the Company, on both historical and prospective bases, and current industry, economic and market conditions as they would likely affect the Company.

         Capital Constraints on Growth. Management's strategy to improve both the level and consistency of financial performance has been to promote growth outside of its core forest products customer base. During the past four years, competition to supply this industry segment has been intense and profit margins have been compressed relative to other industry segments. By growing its business operations and sales relating to other industries, management believed the Company could improve its margins and ameliorate the fluctuations inherent in the forest products industry. Also, management believed bottom line profits could be increased by increasing the sales base over which corporate administrative overhead was spread. The expansion in Moreau, New York was a manifestation of this strategy. Also as a part of this strategy, the Company from time to time has considered making acquisitions within the industry.

         Management and the Board of Directors believe that sustaining such a growth strategy would require capital in excess of internally generated sources. The Company was advised in 1997 that a public equity offering would not be advisable given the Company's relatively small size and financial circumstances, and that any such offering might be dilutive to the interests of existing shareholders. As a capital conservation and financing alternative, management and the Board of Directors have pursued joint ventures and similar arrangements with various parties, but without success. Accordingly, management and the Board of Directors are uncertain as to whether sources of capital would be available to continue to fund a growth strategy which would maximize shareholder value.


         Shareholder Liquidity. The Company's shareholders have suffered from a lack of liquidity in the shares of Common Stock. The stock is thinly traded in the over-the-counter market, and there is an absence of any significant market maker. The Company has been advised by investment bankers and brokers that its stock is unattractive to a potential market maker because of, among other things, the relatively small number of shareholders (200 as of the Record Date) and relatively small number of shares held by nonaffiliates (2,762,839 shares, or approximately 42.0% as of the Record Date). While management knew that such a situation might be remedied by a public offering of additional shares, investment bankers and other advisers consistently advised against an offering given the relatively small size and the financial circumstances of the Company. The Board of Directors believes that the Merger will provide shareholders with liquidity for their shares that is otherwise unlikely to be available in the near future.


         Window of Opportunity for Sale. Management believes that a large portion of the aggregate Merger Consideration relates to the Moreau Facility. These plants incorporate state-of-the-art technology and possess advanced performance features. The Moreau Facility is located in a relatively underserved market and possesses transportation and freight advantages over those of competitors. For these reasons, it represents an attractive business asset to industry participants. Over time, the Moreau Facility's advantages may erode as competitors build new units of their own in this market. Accordingly, the Board of Directors believes that an acquisition offer as attractive as Borden Chemical's may not be available in the future and that the opportunity to realize such a level of value for shareholders may be of limited duration.

         Competitive Bidding Process. In order to maximize shareholder value upon any sale of the Company, the Board of Directors decided that it was in the best interest of the shareholders to utilize an open and competitive bidding process, whereby the Company would canvas the market for numerous parties who might have an interest in acquiring the Company. The Company engaged an experienced financial adviser, Davenport, to manage this process. Davenport contacted approximately 100 entities, including companies that contacted
Davenport on an unsolicited basis. Of those potential buyers, 32 signed confidentiality agreements and were provided with the Confidential Memorandum. The Board of Directors believes that this process has resulted in the realization of the maximum practicable value for the Company's shareholders. See "- Opinion of the Company's Financial Adviser."

         Premium Over Market Price. The purchase price of $3.40 per share of Common Stock (before any adjustments) in the Merger reflects a substantial premium over recent historical highs. From January 1, 1997 through the day prior to the Company's public announcement on June 24, 1998 that it had received indications of interest in acquiring the Company, the highest closing bid price for shares of Common Stock was $.9629. The closing bid price per share of Common Stock on June 23, 1998, the day prior to the Company's announcement that it had received inquiries from several unaffiliated companies regarding possible acquisitions of its business operations, was $0.34375. On December 17, 1998, the day preceding the Company's announcement that it had entered into the Merger Agreement, the closing bid price was $2.5625. The closing bid price on [ March 1, 1999], the Record Date, was $2.96875. See "- Market for Common Stock and Dividend Policy."


         Opinion of the Company's Financial Adviser. The Company's Board of Directors and management relied upon the presentation by Davenport at the December 15, 1998 Board meeting, and Davenport's opinion that, as of the date of such opinion, the Merger Consideration is fair, from a financial point of view, to the shareholders of the Company. The Company chose Davenport to act as its financial adviser based upon its qualifications, expertise and reputation. See "- Opinion of the Company's Financial Adviser."

         Shareholder Requests. Over the past several years, shareholders have communicated to the Company their concerns regarding their inability to realize greater value for their shares. The Board of Directors believes that such sentiment, in part, was a motivation of the plaintiffs in the Shareholders' Derivative Suit. The Board of Directors further believes that the Merger will effectively unlock the underlying value of the Company for the benefit of the shareholders, and addresses such previously expressed shareholder concerns.

         Support of Majority Shareholders. Harold N. Spurlock, Sr., Irvine R. Spurlock and their family interests, which together hold a majority of the outstanding shares of Common Stock as of the Record Date, support the Merger, and have cooperated in fulfilling certain transactional requirements set forth by Borden Chemical. This support is evidenced by their entering into the Voting Agreement whereby, among other things, they agreed to vote all their shares of Common Stock in favor of the Merger. See "The Merger - The Voting Agreement."

         Regulatory Approvals. The Board of Directors, after consultation with its legal counsel, believed that the regulatory approvals necessary to
consummate  the  Merger  could  be  obtained.   See  "The  Merger  -  Regulatory
Approvals."

         Expeditious Closing. Based on Borden Chemical's acquisition track record and evidence of its financial condition and abilities, as well as the limited conditions to closing set forth in the Merger Agreement, the Board of Directors believed, in its selection of Borden Chemical, that an acquisition transaction could be effectuated quickly and orderly.

         Retention of Employees Following the Merger. The Merger Agreement requires that Borden Chemical provide employees of the Company with, at its option, benefits not materially less favorable than those provided by Borden Chemical to employees holding similar positions or benefits not materially less favorable than those provided by the Company. The Board of Directors is concerned about the treatment of its employees in any acquisition transaction, and believes the Merger will not result in substantial job losses and that the Company's employees will be treated fairly by Borden Chemical.

         BASED ON THE FOREGOING, THE BOARD OF DIRECTORS BELIEVES THAT THE MERGER IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.

         The foregoing discussion of the information and factors considered by the Board of Directors is not intended to be exhaustive, but includes all significant factors considered by the Board of Directors.

Description of the Merger

         Pursuant to the Merger Agreement and on the terms and subject to the conditions set forth therein, Acquisition will be merged with and into the Company. As a result of the Merger, the separate corporate existence of Acquisition will cease and the Company will continue as a wholly-owned subsidiary of Borden Chemical (the "Surviving Corporation"). See "The Merger Agreement."

         At the Effective Time, except with respect to shares held by Dissenting Shareholders, each issued and outstanding share of Common Stock will automatically be cancelled and cease to exist and will be converted into the right to receive, in cash from the Surviving Corporation, a per share amount equal to the Merger Consideration, or $3.40, subject to certain contingent downward adjustments described below. In addition, each outstanding Company Stock Option will be cancelled and converted into the right to receive, in cash from the Surviving Corporation, an amount equal to the product of (i) the number of shares of Common Stock for which the Company Stock Option would be exercisable multiplied by (ii) the Merger Consideration, as reduced by the applicable exercise price of such Company Stock Option and further reduced by the amount of any withholding or other taxes required by law to be withheld.

         The aggregate Merger Consideration is subject to reduction upon the occurrence of either or both of the following two events. First, if the sum of the amounts outstanding and payable at Closing (a) to the Company's financial adviser, counsel and accountants for services directly related to the negotiation of the Merger Agreement and consummation of the Merger, and (b) to others for reasonable printing costs, solicitation fees or SEC filing fees relating to this Proxy Statement, exceed, in the aggregate, $600,000, the aggregate Merger Consideration will be reduced on a dollar for dollar basis by the amount of such excess. In addition, if the purchase price of a leased plant and related equipment and proprietary information of D.B. Western relating to the Moreau Facility to be purchased by Spurlock Adhesives pursuant to certain contractual rights with D.B. Western exceeds $3,603,660, the aggregate Merger Consideration shall be reduced on a dollar for dollar basis by the amount of such excess. If either or both events occur, any corresponding reductions in the aggregate Merger Consideration will be applied pro rata to reduce the per share amount of the Merger Consideration payable to the holders of shares of Common Stock and Company Stock Options.

         While there can be no assurances as to the exact amount of the fees and expenses of the professional services described above, the Company presently expects that such fees and expenses will not exceed, in the aggregate, $600,000. Furthermore, in connection with Spurlock Adhesives' planned purchase of a leased plant and related equipment and proprietary information of D.B. Western, Spurlock Adhesives has obtained a letter dated November 30, 1998 from D.B. Western in which D.B. Western confirms that the purchase price of such plant, equipment and information as of such date was $3,603,660.

Opinion of the Company's Financial Adviser

         The Company retained Davenport to act as its financial adviser in connection with its evaluation of expressions of interest from by third parties in acquiring the Company's business operations, and to solicit and help evaluate additional acquisition offers. Davenport was also retained to render a written opinion to the Company's Board of Directors as to the fairness, from a financial point of view, of the Merger Consideration to be paid to the Company's shareholders in accordance with the Merger Agreement.

         Davenport, as a customary part of its investment banking and general securities business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, private placements and valuations for estate, corporate and other purposes. The Company's Board of Directors selected Davenport to serve as its financial adviser on the basis of the firm's expertise in such areas, including advising companies in merger and acquisition transactions.

         Representatives of Davenport attended the meeting of the Company's Board of Directors on December 15, 1998, at which the original Merger Agreement was considered and preliminarily approved. At the meeting, Davenport issued its written opinion, dated as of December 15, 1998 (as reissued in its entirety as of the date of this Proxy Statement, the "Davenport Opinion"), that, as of such date, the Merger Consideration to be paid by Borden Chemical to the Company's shareholders was fair, from a financial point of view, to the holders of Common Stock.

         The full text of the Davenport Opinion, which sets forth certain assumptions made, matters considered and limitations on review undertaken is attached as Appendix D to this Proxy Statement and should be read in its entirety. The summary of the Davenport Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of the Davenport Opinion. The Davenport Opinion is directed only to the fairness, from a financial point of view, of the Merger Consideration to be paid to the holders of shares of Common Stock and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote on any or all matters related to the Merger.


         In arriving at its opinion, Davenport: (i) reviewed certain publicly available business and financial information relating to the Company which it deemed to be relevant; (ii) reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company, furnished to it by senior management of the Company; (iii) conducted discussions with members of senior management of the Company concerning the foregoing, including the business, prospects, and contingencies of the Company; (iv) reviewed the market prices and valuation multiples for shares of Common Stock and compared them with those of certain publicly traded companies which it deemed to be relevant; (v) reviewed the results of operations of the Company and compared them with those of certain publicly traded companies which it deemed to be relevant; (vi) reviewed the proposed financial terms of the Merger Agreement with the financial terms of certain other transactions which it deemed to be relevant; and (vii) reviewed the definitive Merger Agreement and prior drafts thereof.

         In connection with its review, Davenport relied upon and assumed the accuracy and completeness of all of the foregoing information provided to it or otherwise publicly available, including representations and warranties contained in the Merger Agreement. Davenport has not assumed any responsibility for independent verification of such information. Davenport relied upon the management of the Company as to the reasonableness and achievability of their financial and operational forecasts and projections and any assumptions and bases provided to Davenport. Davenport assumed that such forecasts and projections reflected the best currently available estimates and judgment of management and that forecasts and projections would be realized in the amounts and in the time periods currently estimated by management. Davenport did not review or make an independent evaluation or appraisal of the assets or liabilities of the Company.

         In connection with rendering the Davenport Opinion, Davenport performed a variety of financial analyses. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances; therefore, such an opinion is not readily susceptible to partial analysis or summary description. Moreover, the evaluation of the fairness, from a financial point of view, to holders of shares of Common Stock of the Merger Consideration to be received was to some extent a subjective one based on the experience and judgment of Davenport and not merely the result of mathematical analysis of financial data. Accordingly, notwithstanding the separate factors summarized below, Davenport believes that its analyses must be considered as a whole and selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying its opinion. The ranges of valuations resulting from any particular analysis described below should not be taken to be Davenport's view of the actual value of the Company.

         In performing its analyses, Davenport made numerous assumptions with respect to industry performance, business and economic conditions and other matters, many of which are beyond the control of the Company. The analyses performed by Davenport are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, analyses relating to the values of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold. In rendering its opinion, Davenport assumed that, in the course of obtaining the necessary regulatory approvals for the Merger, no conditions will be imposed that will have a material adverse effect on the contemplated Merger Consideration received by the holders of shares of Common Stock.

         The Davenport Opinion is just one of the many factors taken into consideration by the Company's Board of Directors in determining to approve the Merger Agreement. See " - Reasons for the Merger." The Davenport Opinion does not address the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company, nor does it address the effect of any other business combination in which the Company might engage.

         The following is a summary of the solicitation process that Davenport conducted in pursuing an acquiror and a summary of the analyses performed by Davenport in connection with its delivery of Davenport's fairness opinion to the Company's Board of Directors on December 15, 1998 and its subsequent reissue of such opinion as of the date of this Proxy Statement.

         Explanation of the Solicitation Process. The solicitation process began when the Company made a public announcement and issued a press release on June 24, 1998, stating that the Company had received inquiries regarding the possible acquisition of its operations and had engaged Davenport "to carefully evaluate such strategic opportunities in order to maximize shareholder value." The announcement was intended to notify shareholders of its strategic plans and to attract potential buyers who had not yet been identified by the Company or Davenport. Following the announcement, Davenport contacted a selected list of potential buyers that included, but was not limited to, entities that had previously inquired about a possible acquisition of the Company or its operating assets and advised them of the June 24, 1998 press release and the impending sale process. This initial buyer list was then expanded considerably by Davenport through further research of various databases and industry information, some of which was provided by the Company. Companies were added to the list of prospective buyers based on their focus on specialty chemicals and their presumed financial capability of completing a transaction of this size in a timely manner.

         Davenport was permitted by the Company to contact each potential buyer, and was not limited in any material way. The Confidential Memorandum containing certain non-public information outlining the buying opportunity was completed in early August, and calls to prospective buyers began on August 11, 1998. Davenport eventually contacted approximately 100 entities, including companies that contacted Davenport on an unsolicited basis. In total, 55 potential buyers were provided with confidentiality agreements and cover letters either as a reaction to interest or as a means to promote interest.

         Of those potential buyers, 32 signed confidentiality agreements and were provided with the Confidential Memorandum. Interested parties were asked to submit non-binding indications of interest no later than September 16, 1998. The Company received several strong and legitimate non-binding indications of interest. The interested parties with the most compelling terms and proven ability to complete the proposed transaction were provided with plant tours, equal access to the Company's management, and access to non-public information not already provided. Upon completing their initial due diligence, these interested parties were asked to submit final offers, a draft purchase agreement that they would be willing to accept, and a list of related contingencies by November 18, 1998.


         Borden Chemical submitted the information requested by Davenport in a thorough and timely manner. Furthermore, Borden Chemical's final offer had the highest value of any offer received during the final bidding process. While other entities may exist that would have had an interest in acquiring the Company, Davenport believes that its solicitation of prospective buyers was sufficiently broad to render the highest possible value, and therefore achieve a "market result."




         Discounted Cash Flow Analysis. Davenport calculated the unlevered free cash flows that the Company is expected to generate during fiscal years 1999 through 2003 based upon a set of financial projections through the years ended 2000 that were prepared by the management of the Company and extended by Davenport through the years ended 2003 to reflect reasonable growth in revenues and operating earnings during the period from 2000 to 2003. In extending the projection period from 2000 through 2003, revenue growth was projected to continue at 3.9% per year, as forecast by the Company for 2000. Gross profit margins were held constant with projected fiscal year 2000 results. Operating expenses as a percentage of revenue were reduced from 16.3% to 15.8%, to reflect improved operating leverage from projected revenue growth. Depreciation and amortization expenses were projected to decrease from 3.7% of revenue in 2000 to 2.7% of revenue in 2003, reflecting lower projected capital expenditures in future years and higher revenues. Changes in working capital were reduced beginning in 2001, reflecting lower projected growth rates and subsequently reduced capital needs for the future periods. Discounted cash flow analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, including projected earnings, terminal values and discount rates.


         Using discounted cash flow analysis, Davenport estimated the present value of the future stream of cash flows that the Company could produce over the next five years, under various circumstances, assuming that the Company performs in accordance with the earnings forecasts of management. Davenport then estimated the terminal value for the Company at the end of the period by applying multiples ranging from 5.0x to 9.0x earnings before interest and taxes ("EBIT") projected in year five. The unlevered free cash flows and the range of terminal values were then discounted to present values using a range of discount rates from 14.0% to 18.0%, which were chosen by Davenport based upon an analysis of the weighted average cost of capital of the Company. The discounted cash flow analysis indicated reference ranges between $1.06 and $3.22 per share for the Company's value. This analysis is not necessarily indicative of actual values or actual future results and does not purport to reflect the prices at which any securities may trade at the present time or at any time in the future.

         Comparable Public Company Analysis. Davenport compared certain financial information of the Company with corresponding publicly available information on a group of nine publicly traded companies that Davenport considered comparable in certain respects with the Company (the "Comparable Public Companies"). The Comparable Public Companies each operate within the specialty chemicals industry and are the following: Albemarle Corp., ChemFirst Inc., Crompton & Knowles Corp., Cytec Industries, Inc., Georgia Gulf Corp., OM Group, Inc., Quaker Chemical Corp., Rohm and Haas Company, and Witco Corp. The valuation multiples of these comparable companies provided an average revenue multiple of 1.1x, an average earnings before interest, taxes, depreciation and amortization expenses ("EBITDA") multiple of 5.9x, an average EBIT multiple of 8.4x, an average projected 1998 net income (based on I/B/E/S International, Inc. estimates) multiple of 12.8x, an average projected 1999 net income (based on I/B/E/S estimates) multiple of 11.5x and an average book value multiple of 1.9x. The implied range of values derived from the analysis of the Comparable Public Companies ranged from $0 to $4.01 per share. It is important to note that each of these comparable companies is much larger, and has a substantially greater market capitalization, than the Company.

         Comparable Transaction Analysis. Using publicly available information, Davenport performed an analysis of purchase prices of the following nine specialty chemical transactions announced since March 1997 (the "Selected Transactions"): Hercules, Inc./BetzDearborn, Inc.; Lyondell Petrochemical Co./ARCO Chemical Co.; Harrisons & Crosfield PLC/Rheox, Inc.; Ecolab, Inc./Gibson Chemical Industries Ltd.; Borden Chemical/Melamine Chemicals, Inc.; Cambrex Corp./ BioWhittaker, Inc.; Baker Hughes, Inc./Petrolite Corp.; Henkel KGaA/Loctite Corp.; and Potash Corp. of Saskatchewan, Inc./Arcadian Corp. The valuation multiples of these transactions provided an average EBITDA multiple of 5.9x the last twelve months results of the acquired company ("LTM results") and an EBIT multiple of 8.4x LTM results. Using an average of the Company's LTM results and its projected 1999 results to account for the Company's projected improvement in performance due to the addition of the Moreau Facility, the multiples of EBITDA and EBIT yielded estimated per share values of $2.16 and $1.62, respectively after applying the above-referenced average multiples.

         Stock Trading History. Davenport constructed a graphical view of the Company's trading price over the last year that indicates the premium price that is being received. This exhibit illustrated that the Company's stock traded near $0.50 per share for the six months prior to the June 24, 1998 press release.

         Control Premium Analysis. Davenport performed an analysis of premiums paid over the market value in the Selected Transactions. The calculation of the amount of control premium paid in the Selected Transactions was determined by comparing the actual share price to a stock price thirty trading days prior. The average control premium paid over the thirty-day stock prices was 30.4%, which compares to the 94.3% premium that Spurlock is receiving based on the $3.40 offer and the $1.75 share price on November 5, 1998. While the Company is receiving a premium greater than the average premium, it is important to further note that the Company's stock had already experienced tremendous appreciation following its June 24, 1998 press release and that the premium to pre-announcement price is 540%.

         Analyses based upon forecasts of future earnings are not necessarily indicative of actual values, which may be significantly more or less favorable than suggested by such analyses. Additionally, estimates of the value of businesses do not purport to be appraisals or necessarily reflective of the prices at which the businesses may be sold. Because such estimates are inherently subject to uncertainty, neither the Company's Board, Davenport, nor any other person assumes responsibility for the accuracy of such estimates.

         No company or transaction used as a comparison in the above analysis is identical to the Company or the Merger. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the value used for comparison in the above analysis.

         Reissuance of Davenport Opinion. In reissuing the Davenport Opinion as of the date of this Proxy Statement, Davenport performed procedures to update, as necessary, certain of the analyses described above and reviewed the assumptions on which such analyses were based and the factors considered in connection therewith. Davenport did not perform any analyses in addition to those described above in updating its December 15, 1998 opinion. The Davenport Opinion, as reissued, is based solely upon the information available to Davenport and the economic, market and other conditions as they existed as of the date of this Proxy Statement. Events occurring after that date could materially impact the assumptions and conclusions contained in the Davenport Opinion. Davenport has not undertaken to reaffirm or revise its opinion or otherwise comment on any events occurring after such date.

         Davenport's Fees. Upon consummation of the Merger, Davenport will receive a percentage-based transaction fee of approximately $325,000, based on the enterprise value of the Company as of Closing. This transaction fee includes a retainer in the amount of approximately $30,000 previously paid to Davenport, pursuant to its engagement letter dated June 24, 1998. In such letter, the Company also agreed to reimburse Davenport for its out-of-pocket expenses incurred in connection with the activities contemplated by its engagement, regardless of whether the Merger is consummated. The Company further agreed to indemnify Davenport against certain liabilities, including liabilities under the federal securities laws. The payment of the above fees is not contingent upon Davenport rendering a favorable opinion with respect to the Merger.


 Conflicts of Interest

         In considering the recommendation of the Board of Directors of the Company with respect to the Merger, shareholders should be aware that certain members of the Company's management have certain interests in the Merger that are in addition to the interests of the Company's shareholders generally. The Company's Board of Directors was aware of these interests and considered them, among other factors, in approving the Merger. These interests are described below.


         Company Stock Options Held by Executive Officers. Certain executive officers of the Company hold Company Stock Options, all of which upon the consummation of the Merger will be canceled and converted into the right to receive an amount equal to $3.40 in cash, subject to possible downward adjustments for certain contingencies, per option share, reduced by the applicable exercise price of such Company Stock Option and further reduced by the amount of any withholding or other taxes required by law to be withheld. See "The Merger - Merger and Merger Consideration." The following table sets forth information with respect to such Company Stock Options held by the executive officers of the Company as of the Record Date:

                       Numbers of
        Name           Option Shares       Exercise Price       Expiration Date
        ----           -------------       --------------       ---------------

Phillip S. Sumpter      50,000                  $.55                  6/11/06
Irvine R. Spurlock      50,000                  $.50                  2/22/00
Kirk J. Passopulo       25,000                  $.50                  5/15/05

         Change of Control under Employment Agreement. The Company, Spurlock Adhesives and Phillip S. Sumpter are parties to an employment agreement that provides for his employment as Chairman of the Board of Directors and Chief Executive Officer of the Company and Spurlock Adhesives. The term of the agreement commenced on April 1, 1998 and will end on March 31, 2001, when it will automatically renew for successive terms of one year each unless it is terminated or not renewed by any party. Under the agreement, Mr. Sumpter is entitled to receive annual base compensation of $190,000, subject to annual adjustments by the Company. In the event of a change of control of the Company and Spurlock Adhesives (as provided in the agreement), Mr. Sumpter will have the option to terminate his employment and will be entitled to receive a lump sum payment equal to one and one half times his total compensation under the agreement. The Merger will be deemed to be such a change of control under the employment agreement. As of January 1, 1999, the cash amount payable to Mr. Sumpter in the event of a termination of employment after a change of control would have been $285,000.


         Potential Employment Arrangements with Borden Chemical. Following the consummation of the Merger, Kirk J. Passopulo, a director and executive officer of the Company, and Lawrence C. Birkholz and John D. Fitzgerald, Jr., executive officers of the Company, are expected to receive and accept offers of continued employment from Borden Chemical.

         Settlement Agreement with Spurlock Family Limited Partnership. On April 28, 1997, seven shareholders of the Company filed the Shareholders' Derivative Suit against the Company and certain current and former officers and directors of the Company in Colorado State Court. The proceeding was subsequently moved to the United States District Court for the District of Colorado. On December 17, 1998, the parties to the Shareholders' Derivative Suit entered into the Stipulation and Settlement Agreement, subject to court approval, to resolve all claims in connection with the suit. On January 27, 1999 , the court determined that the proposed settlement in the Shareholders' Derivative Suit was fair, reasonable and adequate , approved the settlement and dismissed all claims asserted or which could have been asserted in the Shareholders' Derivative Suit
 . The Stipulation and Settlement Agreement became final and effective on March 11, 1999 upon the running of all appeals periods and the payment by the Company of all required settlement consideration. For a discussion of the Shareholders' Derivative Suit, see "Spurlock Industries, Inc. - Legal Proceedings."

         In connection with the settlement of the Shareholders' Derivative Suit, the plaintiff shareholders and the Spurlock Family Limited Partnership, whose limited partners include Harold N. Spurlock, Sr., a director of the Company, Irvine R. Spurlock, President of the Company, and H. Norman Spurlock, Jr., a former officer and director of the Company, entered into the SFLP Settlement Agreement on December 17, 1998. Under the terms of the SFLP Settlement Agreement, the plaintiffs in the Shareholders' Derivative Suit have compromised and settled for separate consideration the direct claims they asserted on their behalf in the pleadings in the suit and all other claims they may have individually, or as representatives of any other person, on account of alleged misconduct of any of the Company's present or former directors, officers, employees or related persons.

         On March 11, 1999, the Spurlock Family Limited Partnership, pursuant to the SFLP Settlement Agreement, transferred 225,000 shares of Common Stock to Lee Rasmussen, one of the plaintiff shareholders. In addition, the plaintiff shareholders have the right to require the Spurlock Family Limited Partnership to purchase from them up to 1,060,256 shares of Common Stock owned by the plaintiff shareholders at a price of $2.50 per share, subject to a maximum of 265,064 such shares during any one calendar quarter, upon the earlier of (i) the one year anniversary of the 10th business day following court approval of the Stipulation and Settlement Agreement or (ii) the disbursal to shareholders of the proceeds from a sale of the Company or substantially all of its operating assets. In the event that a disbursal to shareholders of the proceeds from a sale of the Company or substantially all of its operating assets would amount to less than $2.50 per share of Common Stock, any amount that the Spurlock Family Limited Partnership would be required to pay under the put rights described above would be offset by the amount of proceeds that the plaintiff shareholders would receive for each such share. The maximum amount that the Spurlock Family Limited Partnership could be required to pay to the plaintiff shareholders in the aggregate under these put rights for the plaintiffs' shares is $2,650,640.

         Under the terms of the Merger Agreement, however, the cash amount to be distributed to the Company's shareholders in the Merger per share of Common Stock will be $3.40 (subject to certain downward adjustments), an amount that is greater than the $2.50 payable upon the exercise of the put rights as described above. As a result, upon the consummation of the Merger the Spurlock Family Limited Partnership would be effectively released from such "put" obligations under the SFLP Settlement Agreement.

         Termination of Lease Guaranty. In order to facilitate lease financing with D.B. Western with respect to one of the two formaldehyde plants located at the Moreau Facility, Irvine R. Spurlock, President of the Company, entered into the Moreau Guaranty. Pursuant to the Moreau Guaranty, Mr. Spurlock unconditionally guaranteed the payment of all obligations under the lease agreement between Spurlock Adhesives and D.B. Western dated September 30, 1997, for the first 12 months of such lease. As such lease took effect August 1, 1998, Mr. Spurlock is obligated under the Moreau Guaranty through July 1999. It is a condition to Closing that Spurlock Adhesives exercise, at or prior to the date of Closing, a contract right to purchase a leased plant and related equipment and proprietary information of D.B. Western relating to the Moreau, New York facility for a purchase price not to exceed $3,603,660 pursuant to a purchase option granted under the existing lease. Borden Chemical is required to cause the Surviving Corporation to be provided with the funds necessary to consummate that purchase. The effect of the foregoing transactions will be to relieve Mr. Spurlock of his contingent liability under the Moreau Guaranty.

         Satisfaction of Promissory Note Obligations to the Company. Certain of the Company's current and former officers and directors have obligations under promissory notes that will be repaid following the consummation of the Merger and the receipt of the Merger Consideration to which such individuals will be entitled.


         As part of a settlement between the Company and H. Norman Spurlock, Jr., a former officer and director of the Company, dated April 8, 1998, the Spurlock Family Limited Partnership delivered the SFLP Note to the Company for $375,000. Payments on such promissory note are interest only, due monthly, at 9% per annum, for three years with a balloon payment for the full amount at the end of the three years. The SFLP Note is secured by the 2,100,000 Pledged Shares of Common Stock held by the Spurlock Family Limited Partnership and a docketed judgment of $375,000 against H. Norman Spurlock, Jr., and is personally guaranteed by Harold N. Spurlock, Sr., a director of the Company. As of the date of this Proxy Statement, all payments have been made as agreed. The outstanding principal balance of the SFLP Note as of December 31, 1998 was $375,000. Pursuant to the Voting Agreement, the Spurlock Family Limited Partnership has agreed to make arrangements to repay out of the Merger Consideration that it will be entitled to receive the remaining amounts due on such promissory note in connection with the consummation of the Merger. Separately, in conjunction with the Voting Agreement, the Company has agreed in the Merger Agreement that it will not enforce its rights with respect to the Pledged Shares or the SFLP Note until the earlier of the consummation of the Merger or the expiration of the Voting Agreement. See "- The Voting Agreement."

         On June 30, 1995, Harold N. Spurlock, Sr., a director of the Company, received a loan in the amount of $112,500 from Spurlock Adhesives relating to the purchase by Mr. Spurlock of certain manufacturing assets in Malvern, Arkansas that were contributed by Mr. Spurlock to Air Resources. Principal and interest at 9.0% per annum are payable in five equal annual installments commencing in July 1996. Such loan has been paid as agreed. The outstanding amount of the loan as of December 31, 1998 was $34,810.94. Pursuant to the Voting Agreement, the Spurlock Family Limited Partnership has agreed to make arrangements to repay out of the Merger Consideration that it will be entitled to receive the remaining amount due on such loan in connection with the consummation of the Merger. See "- The Voting Agreement."

         Satisfaction of Promissory Note Obligations to Third Party. Pursuant to an agreement between Lloyd B. Putman, H. Norman Spurlock, Jr., and Irvine R. Spurlock, President of the Company, dated January 12, 1996, Messrs. Irvine and Norman Spurlock each purchased 507,400 shares of Air Resources' common stock from Mr. Putman in consideration of a joint promissory note (the "Putman Note") in the principal amount of $210,176.72 due in installments ending May 2000. In accordance with a stock purchase agreement, the shares purchased have been pledged as security for the promissory note, but Messrs. Irvine and Norman Spurlock retained the right to vote their respective shares until an event of default thereunder. All such shares were transferred to the Spurlock Family
Limited Partnership. Pursuant to the Voting Agreement, the Spurlock Family Limited Partnership has agreed to make arrangements to repay out of the Merger Consideration that it will be entitled to receive the remaining amounts due on the Putman Note. See "- The Voting Agreement."

The Voting Agreement

         As a condition to its execution of the Merger Agreement, Borden Chemical required certain executive officers and shareholders of the Company, including Phillip S. Sumpter, Irvine R. Spurlock and Harold N. Spurlock, Sr. and their affiliates, to execute and deliver the Voting Agreement. Pursuant to the Voting Agreement, each such shareholder has agreed, among other things, to vote, or cause to be voted, all shares of Common Stock beneficially owned by the shareholder (i) in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the terms of the Merger Agreement and other transactions contemplated therein, and (ii) against action that would result in a material breach of the Merger Agreement, or materially impede or interfere with the Merger, including among other things, any extraordinary corporate transaction, changes in management, the Board of Directors, capitalization or Articles of Incorporation or Bylaws of the Company and generally any other material change in the Company's corporate structure or business. Together, the shareholders who are parties to the Voting Agreement beneficially own, in the aggregate, 3,695,800 of the outstanding shares of Common Stock as of the Record Date, representing 56.2% of the votes entitled to be cast at the Special Meeting. Assuming that all shares of Common Stock subject to the Voting Agreement are voted in accordance with its terms, such action is sufficient to approve the Merger Agreement on behalf of the shareholders.

         The shareholders who are parties to the Voting Agreement have also agreed not to sell, transfer, encumber, pledge, assign or otherwise dispose of any of their shares of Common Stock, other than as specifically permitted in the Voting Agreement. The Voting Agreement will terminate on the first to occur of
(i) the Effective Time, (ii) the termination of the Merger Agreement, or (iii) written notice of termination of the Voting Agreement by Borden Chemical and Acquisition to the parties. If (i) the Voting Agreement is terminated because the Merger Agreement has been terminated for any reason, other than mutual written consent of the Company and Borden Chemical or material breach by Borden Chemical, and (ii) the Company within 12 months thereafter enters into an agreement with respect to a third party acquisition which subsequently occurs, and (iii) pursuant to such third party acquisition any shareholder who is a party to the Voting Agreement receives consideration having a fair market value on a per share basis in excess of $3.40 (equitably adjusted to reflect any stock splits, stock dividends, recapitalizations, restructurings, reclassifications or similar transactions), then each such shareholder will be obligated to pay to Borden Chemical an amount in cash equal to the product of (x) the number of shares of Common Stock owned by such shareholder as of December 18, 1998, plus any shares of Common Stock acquired prior to the expiration of the Voting Agreement, multiplied by (y) the percentage of such shareholder's shares that are exchanged for such consideration as of the date of the third party acquisition, multiplied by (z) that portion of such consideration on a per share basis in excess of $3.40.

         A copy of the Voting Agreement is attached to this Proxy Statement as Appendix B. The foregoing summary is qualified in its entirety by reference to the complete text of the Voting Agreement.

Regulatory Approvals

         Under the HSR Act, the Merger may not be consummated until notifications have been given and certain information has been furnished to the FTC and the DOJ and specified waiting period requirements have been satisfied. Borden Chemical and the Company each filed the requisite notification and report forms under the HSR Act with the FTC and the DOJ on January 7, 1999 and requested early termination of the statutory waiting period. Pursuant to a letter from a representative of the FTC dated January 15, 1999, the Company's legal counsel was notified on January 22, 1999 that the request for early termination of the statutory waiting period had been granted.

         Notwithstanding the grant of early termination of the statutory waiting period under the HSR Act, at any time before or after the consummation of the Merger, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Merger or seeking divestiture of certain assets of Borden Chemical or the Company. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

         Based on information available to it, Company believes that the Merger can be effected in compliance with applicable antitrust laws. However, there can be no assurance that a challenge to the consummation of the Merger on antitrust grounds will not be made or that, if such a challenge were made, the Company and Borden Chemical would prevail or would not be required to accept certain adverse conditions in order to consummate the Merger.

         Other than the approvals discussed above, the Company is not aware of any federal, state or foreign regulatory requirements that must be complied with or approvals that must be obtained in connection with the Merger other than the filing with the SEC of this Proxy Statement and compliance with applicable state securities laws and regulations. Should any such approval be required, it is currently contemplated that such approval will be sought.


 Federal Income Tax Consequences


         The receipt of the Merger Consideration by each holder of shares of Common Stock and Company Stock Options upon the cancellation of Common Stock and Company Stock Options pursuant to the Merger will be taxable transactions for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), and may also be taxable transactions under applicable state, local, foreign and other tax laws.

         Generally, a shareholder of the Company who receives cash in exchange for shares of Common Stock pursuant to the Merger will, for U.S. federal income tax purposes, recognize a gain or loss equal to the difference between the amount of cash received and such shareholder's adjusted tax basis in the Common Stock exchanged therefor. If the Common Stock were held by a shareholder as a capital asset, gain or loss recognized by the shareholder will be a long-term capital gain or loss if the shareholder's holding period for the Common Stock exceeds one year. In the case of a noncorporate taxpayer, the current maximum U.S. federal income tax rate on net capital gains generally is 20%.

         The holder of a Company Stock Option who receives cash upon the cancellation of a Company Stock Option will recognize income in the amount of the cash received. The income recognized by each option holder will be ordinary income to the option holder. Such income also may be subject to certain employment taxes, information reporting and withholding.

         Payments of cash to a holder of shares of Common Stock or a Company Stock Option (other than an option holder described in the preceding paragraph) will be subject to information and "backup" withholding at a rate of 31% of the cash payable to the holder, unless the holder furnishes its taxpayer identification number in the manner prescribed in the applicable U.S. Treasury regulations, certifies that such number is correct, certifies as to no loss of exemption from backup withholding and meets other conditions. Any amounts withheld will be allowed as a refund or credit against the holder's U.S. federal income tax liability, provided that the required information is furnished to the Internal Revenue Service. Such "backup" withholding can be avoided if a shareholder properly completes the letter of transmittal that the Exchange Agent (as defined below) will mail to each shareholder and option holder as soon as reasonably practicable after the Effective Time, and includes in such letter the shareholder's correct taxpayer identification number. See "- Exchange of Shares and Certificates."


         The discussion set forth above as to the material federal income tax consequences of the Merger is based upon the provisions of the Code, applicable U.S. Treasury regulations thereunder, judicial decisions and current administrative rulings, all as in effect on the date hereof and all of which are subject to change at any time possibly with retroactive effect. Special tax consequences not described herein may be applicable to particular classes of taxpayers, such as financial institutions, insurance companies, persons that hold Common Stock as part of a straddle or conversion transaction, or persons who are not citizens or residents of the United States. The discussion does not address any aspect of state, local or foreign taxation. No rulings have been, or will be, requested from the Internal Revenue Service with respect to any of the matters discussed herein. There can be no assurances that future legislation, regulations, administrative rulings or court decisions will not alter the tax consequences as set forth above. FURTHERMORE, THE AFOREMENTIONED DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO THE MERGER. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM (INCLUDING THE APPLICATION AND EFFECT OF ANY STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX LAWS) RESULTING FROM THE MERGER.

         THE FOREGOING DISCUSSION MAY NOT BE APPLICABLE WITH RESPECT TO CERTAIN SHARES RECEIVED PURSUANT TO THE EXERCISE OF EMPLOYEE STOCK OPTIONS OR OTHERWISE AS COMPENSATION OR WITH RESPECT TO HOLDERS OF SHARES WHO ARE SUBJECT TO SPECIAL TAX TREATMENT UNDER THE CODE, SUCH AS NON-U.S. PERSONS, LIFE INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS AND FINANCIAL INSTITUTIONS, AND MAY NOT APPLY TO A HOLDER OF SHARES IN LIGHT OF ITS INDIVIDUAL CIRCUMSTANCES.
SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM (INCLUDING THE APPLICATION AND EFFECT OF ANY STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX LAWS) OF THE OFFER AND THE MERGER.

Accounting Treatment

         The Merger will be accounted for by Borden Chemical under the "purchase" method of accounting in accordance with generally accepted accounting principles.

Exchange of Shares and Certificates

         At the Effective Time, Acquisition (or Borden Chemical, acting on its behalf) will deposit the aggregate Merger Consideration with First Union National Bank, or such other bank or trust company as may be mutually agreed upon by the Company and Borden Chemical (the "Exchange Agent"), for the benefit of the holders of shares of Common Stock and the Company Stock Options, for exchange in accordance with the terms of the Merger Agreement. As soon as reasonably practicable after the Effective Time, the Exchange Agent will mail to each holder of record of shares of Common Stock immediately prior to the Effective Time and to each holder of a Company Stock Option (i) a letter of transmittal and (ii) instructions for use in surrendering certificates representing shares of Common Stock ("Certificates") and Company Stock Options in exchange for the appropriate Merger Consideration.

         Upon proper surrender of a Certificate or Company Stock Option to the Exchange Agent, together with the letter of transmittal, duly executed, and such other documents as may be reasonably required by the Exchange Agent, the holder of the Certificate or Company Stock Option will be entitled to receive in exchange therefor a check in an amount equal to the product of $3.40 (subject to possible downward adjustments), multiplied by the number of shares of Common Stock represented by such Certificate or the number of shares of Common Stock to which options are granted by such Company Stock Option, and the Certificate or Company Stock Option so surrendered shall forthwith be canceled. In the case of a Company Stock Option, the amount to be received shall be reduced by the aggregate exercise price of the stock options represented by such Company Stock Option and by any applicable withholding taxes. In the case of a surrendered certificate, the amount to be received may be reduced by any applicable "backup" withholding taxes. See "-Federal Income Tax Consequences" above. Until surrendered as contemplated by the Merger Agreement, each Certificate and each Company Stock Option shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration provided by the Merger Agreement. No interest will be paid or accrued on cash payable upon surrender of the Certificates or Company Stock Options.


         The Exchange Agent will invest the aggregate Merger Consideration in an interest-bearing account, as directed by the Surviving Corporation (within guidelines proposed by Borden Chemical and approved by the Company prior to Closing, which approval shall not be unreasonably withheld). Any interest resulting from such investment shall be paid to the Surviving Corporation. The Surviving Corporation shall be responsible for all costs and fees of the Exchange Agent and such costs and fees shall not be deducted from the aggregate Merger Consideration.

         No dividends or other distributions with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Common Stock represented thereby.

Market for Common Stock and Dividend Policy

         There is no established public trading market for shares of Common Stock. Shares of Common Stock are traded in over-the-counter markets and on the OTC Bulletin Board under the symbol "SKII."

         The following table shows the high and low closing bid prices per share of Common Stock as reported in the National Daily Quotation Sheets. These prices reflect quotations between dealers without adjustment for retail markups, markdowns, or commissions, and may not represent actual transactions.

                                                            Closing Bid Price
                                                            -----------------
                                                          High             Low
                                                          ----             ---
Fiscal Year Ended December 31, 1997

     First Quarter...................................    $ .625          $ .375
     Second Quarter..................................     .4375            .375
     Third Quarter...................................       .38            .375
     Fourth Quarter..................................       .45             .38

Fiscal Year Ended December 31, 1998

     First Quarter (1)...............................    $  .45          $  .25
     Second Quarter (1)..............................      1.50             .26
     Third Quarter (1)...............................      1.75             .82
     Fourth Quarter (1)..............................     3.125         1.53125

Fiscal Year Ended December 31, 1999

     First Quarter (through March __, 1999)..........    $               $

---------------------------
(1) The high and low sales prices per share as reported through the OTC Bulletin Board for the fiscal year ended December 31, 1998 were: $0.55 and $0.45, respectively, for the first quarter; $1.75 and $0.312, respectively, for the second quarter; $1.875 and $0.79, respectively, for the third quarter; and $3.50 and $1.531, respectively, for the fourth quarter. For the first quarter of 1999 through March __, 1999, such high and low sales prices were $__________ and $__________, respectively.

         On June 23, 1998, the day prior to the Company's announcement that it had received inquiries from several unaffiliated companies regarding possible acquisitions of its business operations, the closing bid and asked prices per share of Common Stock were $0.34375 and $0.5625, respectively. On December 17, 1998, the day preceding the Company's announcement that it had entered into the Merger Agreement, the closing bid and asked prices per share of Common Stock were $2.5625 and $2.625. The closing bid and asked prices per share of Common Stock on [ March 1, 1999], the Record Date, were $2.96875 and $3.15625, respectively. The closing bid and asked prices per share of Common Stock on March ___, 1999, the latest practicable date prior to the mailing of this Proxy Statement, were $____________ and $____________, respectively.

         Holders of Common Stock. The number of holders of record of the Company's Common Stock, no par value, as of the Record Date was approximately
200. Because the Company will become a wholly owned subsidiary of Borden Chemical upon consummation of the Merger, no person known by the Company to be the beneficial owner of more than five percent of any class of Common Stock, director nor officer will continue to hold any interest in the Company's Common Stock following the Merger. See "Security Ownership of Certain Beneficial Owners and Management."

         Dividends. Holders of the Company's Common Stock are entitled to receive such dividends as may be declared by its Board of Directors. No cash dividends have been declared or paid with respect to the Company's Common Stock and no dividends are anticipated to be paid in the foreseeable future.

                              THE MERGER AGREEMENT

         The following is a summary of the material provisions of the Merger Agreement, a copy of which is attached hereto as Appendix A and incorporated herein by reference. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement.

Merger and Merger Consideration

         Pursuant to the Merger Agreement and on the terms and subject to the conditions set forth therein, Acquisition will be merged with and into the Company. As a result of the Merger, the separate corporate existence of Acquisition will cease and the Company will continue as a wholly-owned subsidiary of Borden Chemical (the "Surviving Corporation").

         At the Effective Time, except with respect to shares held by Dissenting Shareholders, each issued and outstanding share of Common Stock will automatically be cancelled and cease to exist and will be converted into the right to receive, in cash from the Surviving Corporation, a per share amount equal to the Merger Consideration, or $3.40, subject to certain contingent downward adjustments described below. In addition, each outstanding Company Stock Option, whether or not then exercisable, will be cancelled and converted into the right to receive, in cash from the Surviving Corporation, an amount equal to the product of (i) the number of shares of Common Stock for which the Company Stock Option would be exercisable multiplied by (ii) the Merger
Consideration, as reduced by the applicable exercise price of such option and further reduced by the amount of any withholding or other taxes required by law to be withheld.

         The aggregate Merger Consideration is subject to reduction upon the occurrence of either or both of the following two events. First, if the sum of the amounts outstanding and payable at Closing (a) to the Company's financial adviser, counsel and accountants for services directly related to the negotiation of the Merger Agreement and consummation of the Merger, and (b) to others for reasonable printing costs, solicitation fees or SEC filing fees relating to this Proxy Statement, exceed, in the aggregate, $600,000, the aggregate Merger Consideration will be reduced on a dollar for dollar basis by the amount of such excess. In addition, if the purchase price of a leased plant and related equipment and proprietary information of D.B. Western relating to the Moreau Facility to be purchased by Spurlock Adhesives pursuant to certain contractual rights with D.B. Western exceeds $3,603,660, the aggregate Merger Consideration will be reduced on a dollar for dollar basis by the amount of such excess. If either or both events occur, any corresponding reductions to the aggregate Merger Consideration will be applied pro rata to reduce the per share amount of the Merger Consideration payable to the holders of shares of Common Stock and Company Stock Options.

         The professional services related to the Merger as described above will not include any legal and accounting fees and expenses in connection with (i) the settlement and defense of the Shareholders' Derivative Suit, (ii) the normal year-end financial audit and preparation of related audited financial statements for the Company on a consolidated basis, (iii) the preparation of any documents, other than this Proxy Statement and any Current Reports on Form 8-K related to the Merger, required to be filed by the Company with the SEC after December 18, 1998, and (iv) any other legal or accounting matters that are unrelated to the Merger. While there can be no assurances as to the exact amount of the fees and expenses of such professional services as of the date of this Proxy Statement, the Company presently expects that such fees and expenses will not exceed, in the aggregate, $600,000.

         In connection with Spurlock Adhesives' planned purchase of a leased plant and related equipment and proprietary information of D.B. Western, Spurlock Adhesives has obtained a letter dated November 30, 1998 from D.B. Western in which D.B. Western confirms that the purchase price of such plant, equipment and information as of such date was $3,603,660.

Closing and Effective Time

         Subject to the conditions set forth in the Merger Agreement, the closing of the Merger (the "Closing") will take place at 10:00 a.m. on such date as is specified by Borden Chemical and the Company, provided that all conditions to the obligations of Borden Chemical and the Company have been satisfied or waived. If the Closing of the Merger has not occurred by June 1, 1999, the Merger Agreement is subject to termination by either Borden Chemical or the Company unless the failure to consummate the Merger is the result of a willful and material breach of the Merger Agreement by the party seeking to terminate it. See "- Conditions Precedent" and "- Termination, Amendment and Waiver."

         If the Merger Agreement is approved by the requisite vote of the holders of shares of Common Stock, and all required governmental and other consents and approvals are received, and if the other conditions to the obligations of the parties to consummate the Merger are satisfied or waived, the Merger will be consummated and effected on the date and at the time specified in the Articles of Merger duly filed with the Virginia State Corporation Commission (the "Effective Time").

Representations and Warranties

         The Merger Agreement contains certain representations and warranties by the Company as to, among other things, (a) organization, good standing and similar corporate matters; (b) ownership of Spurlock Adhesives; (c) capital structure; (d) due authorization, execution, delivery and enforceability of the Merger Agreement and any agreements contemplated by the Merger Agreement; (e) the absence of violations of laws or breaches of constitutive documents; (f) the absence of breaches or defaults in material contracts; (g) required SEC filings and approvals; (h) the absence of undisclosed liabilities; (i) the completeness and accuracy of information supplied by the Company; (j) the absence of certain changes or events since the date of the most recent annual audited financial statements of the Company; (k) the absence of pending or threatened litigation;
(l) employee benefit plans and other matters relating to the Employee Retirement Income Security Act of 1974, as amended, and employment matters; (m) voting requirements; (n) brokers' fees and expenses; (o) opinions of financial advisers; (p) filing of tax returns and payments of taxes; (q) compliance with laws; (r) environmental matters; (s) labor matters; (t) contracts and the absence of contract defaults; (u) state takeover statutes; (v) the Stipulation and Settlement Agreement; (w) certain industrial revenue bonds; and (x) the settlement by the Company of certain alleged agreements to grant to two former consultants options to purchase shares of Common Stock.

         The Merger Agreement also contains representations and warranties by Borden Chemical as to, among other things, (a) organization, good standing and similar corporate matters; (b) due authorization, execution, delivery and enforceability of the Merger Agreement and any agreements contemplated by the Merger Agreement; (c) the absence of violations of laws or breaches of constitutive documents; (d) the absence of breaches or defaults in material contracts; (e) the completeness and accuracy of information supplied by Borden Chemical; (f) the absence of pending or threatened litigation; (g) the financial ability to pay the aggregate Merger Consideration; and (h) the absence of beneficial ownership of Common Stock by Borden Chemical or any of its subsidiaries.

Certain Covenants and Agreements of the Parties

         Conduct of Business by the Company. The Company has agreed that, during the period from the date of the original Merger Agreement to the Effective Time, the Company will, and will cause Spurlock Adhesives to, carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner previously conducted and in compliance in all material respects with all applicable laws and regulations and, to the extent consistent therewith, use commercially reasonable efforts to preserve intact their current business organizations, keep available the services of their current officers and employees and preserve their relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with them.

         In addition, during the period from December 18, 1998 to the Effective Time, the Company has agreed that, without the written consent of Borden Chemical, it will not, and will not permit Spurlock Adhesives to: (a) subject to certain exceptions, declare or pay any dividends or make any other distributions in respect of its capital stock, effect any splits, combinations, or reclassifications of its capital stock or purchase, redeem or otherwise acquire any of its capital stock; (b) subject to certain exceptions, authorize, issue, deliver, sell, pledge or otherwise encumber any capital stock, or any other voting securities or equity equivalents; (c) amend its articles of incorporation or bylaws or other comparable organizational documents; (d) purchase, acquire, or agree to purchase or acquire, by merger or otherwise, a substantial portion of the assets of any other business or entity or any assets that are material to the Company and Spurlock Adhesives as a whole; (e) subject to certain exceptions, sell, lease, license, mortgage, encumber, or otherwise dispose of non-inventory assets exceeding in the aggregate $100,000; (f) subject to certain exceptions, incur or guarantee any debt; (g) subject to certain exceptions, make or agree to make any new capital expenditure or expenditures; (h) make any changes in tax election; (i) other than in connection with the Merger Agreement, adopt any resolutions providing for or plan related to liquidation or a dissolution, merger, consolidation, restructuring, recapitalization or reorganization of the Company or Spurlock Adhesives; (j) make any changes in material accounting principles or other methods for calculating any bad debt, contingency or other reserve; (k) subject to certain exceptions, pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, contingent or otherwise); (l) increase the rate of compensation paid to or grant any severance or termination pay to any director, executive officer or employee of the Company or Spurlock Adhesives, except as provided in the Merger Agreement or any related agreements or plans; (m) waive, release, grant or transfer any rights of material value or terminate, modify or change in any material respect any existing license, lease, contract or other agreement that is material to the business of the Company and Spurlock Adhesives, taken as a whole; or (n) authorize any of, or commit, agree, arrange or contract to take any of, the foregoing actions.

         No Solicitation. Pursuant to the Merger Agreement, the Company has agreed that it will not, nor will it authorize or permit any officer, director, or employee or any investment banker, attorney or other adviser or representative of the Company or Spurlock Adhesives to, directly or indirectly
(i) solicit, initiate or encourage the submission of any proposal for a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or Spurlock Adhesives or any proposal or offer to acquire in any manner, directly or indirectly, more than 15% of any class of voting securities of the Company or Spurlock Adhesives, or assets representing a substantial portion of the assets of the Company and Spurlock Adhesives, taken as a whole, or any tender offer (including a self tender offer that if consummated would result in any person beneficially owning more than 15% of any class of voting securities of the Company or Spurlock Adhesives) other than the transactions contemplated by the Merger Agreement (any such proposal, a "Takeover Proposal"), (ii) enter into any agreement with respect to, or endorse, any Takeover Proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or seek any of the foregoing; provided, however, that the Board of Directors is permitted (A) to furnish nonpublic information and negotiate with any person who makes an unsolicited bona fide written Takeover Proposal and (B) to comply with Rule 14e-2 promulgated under the Exchange Act, in each case, as long as (i) the Board of Directors has received written advice of outside legal counsel that such action is necessary for the Board to comply with its fiduciary duties, (ii) the maker of the Takeover Proposal delivers to the Company an executed confidentiality agreement with terms no less favorable to the Company than the one delivered by Borden Chemical, and (iii) unless otherwise required by law, a reasonable time has elapsed after the Company has given Borden
Chemical  notice  of  the  Takeover  Proposal  in  accordance  with  the  Merger
Agreement.

         Prior to a termination of the Merger Agreement pursuant to any of its applicable provisions, neither the Board of Directors of the Company nor any Board committee shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Borden Chemical, the adoption, approval or recommendation by the Board of Directors of the Merger Agreement or the Merger or (ii) approve or recommend, or propose to approve or recommend, any Takeover Proposal. In addition, the Company is obligated to advise Borden Chemical orally and in writing of any Takeover Proposal or any inquiry with respect to, or which could reasonably be expected to lead to, any Takeover Proposal, the material terms and conditions thereof and the identity of the person making any such Takeover Proposal or inquiry. The Company further has agreed to keep Borden Chemical promptly and fully informed in all material respects of the status and details of any such Takeover Proposal or inquiry.

         The Company has agreed not to release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which the Company is a party.


         Promissory Note from the Spurlock Family Limited Partnership. The Merger Agreement provides that prior to Closing the Company and Spurlock Adhesives shall not (i) enforce any rights under (A) the SFLP Note in the amount of $375,000, payable to Spurlock Adhesives by the Spurlock Family Limited Partnership or (B) the Pledge and Security Agreement, dated April 8, 1998 (the "Pledge Agreement"), between the Spurlock Family Limited Partnership and Spurlock Adhesives, which, in either case, would in any way affect the rights of the Spurlock Family Limited Partnership to vote the 2,325,000 Pledged Shares of Common Stock securing payment of the SFLP Note (2,100,000 Pledged Shares remained following the transfer of 225,000 shares pursuant to the SFLP Settlement Agreement, with the consent of the Company and as permitted by the Merger Agreement) and (ii) assign or otherwise transfer the SFLP Note or the Pledge Agreement or any rights arising thereunder to any other person.


         Voting Agreement. The Company agrees to notify the transfer agent that there is a stop transfer order with respect to, and limitations on the voting of, certain shares of Common Stock pursuant to the Voting Agreement. See "The Merger - The Voting Agreement."

         Buy-Out of Plant A Lease. Pursuant to the Merger Agreement, Spurlock Adhesives shall, at Closing, exercise its right under a certain lease, dated September 30, 1997, between D.B. Western and Spurlock Adhesives (the "Plant A Lease") to purchase a leased plant and related equipment and proprietary information, subject to the lease (all as defined in the Plant A Lease) for a purchase price not to exceed $3,603,660. Borden Chemical shall cause Spurlock Adhesives to be provided with all funds necessary to consummate such purchase. If the purchase price exceeds the sum of $3,603,660, the aggregate Merger Consideration payable pursuant to the Merger Agreement will be reduced on a dollar for dollar basis by the amount of such excess, and such reduction will be applied pro rata to reduce the per share amount of the Merger Consideration payable to the holders of shares of Common Stock or Company Stock Options pursuant to the terms of the Merger Agreement. The Company has received a letter from D.B. Western dated November 30, 1998, stating that the purchase option under the Plant A Lease can be exercised for $3,603,660. See " - Merger and Merger Consideration."

         Benefit Plans. The Merger Agreement generally provides that Borden Chemical, at its option, will cause the Surviving Corporation to provide benefits to employees of the Company that, in the aggregate, either are not materially less favorable than those provided to Borden Chemical's employees holding similar positions or are not materially less favorable than those provided by the Company as of the date of the Merger Agreement. For purposes of determining eligibility to participate in and vesting for certain employee benefit plans maintained by Borden Chemical or the Surviving Corporation, service with the Company will be treated as service with Borden Chemical or the Surviving Corporation. Such service, however, will not be recognized to the extent that such recognition would result in any duplication of benefits.

         Certain Other Covenants. The Merger Agreement also contains additional covenants with respect to the Merger, including covenants relating to (a) the Company's preparation of materials relating to the solicitation of proxies from the Company's shareholders for approval of the Merger; (b) the Company's providing reasonable access to its documents, books and records during normal business hours; (c) the parties' use of "best efforts," subject to certain exceptions, to effect the consummation of the Merger; (d) the Company's compliance with all of its obligations under the Stipulation and Settlement
Agreement, and agreements relating to the settlement of certain other claims; and (e) the parties' agreement to not acquire additional shares of Common Stock. "Best efforts" to effect the consummation of the Merger, includes, subject to certain exceptions, among other things, using best efforts to (i) obtain all necessary consents, waivers and approvals from governmental authorities and other third parties, (ii) defend legal proceedings impeding the consummation of the Merger, and (iii) execute and deliver documents reasonably necessary to consummate the Merger. Best efforts of the Company also includes best efforts to
(i) obtain shareholder approval of the Merger, (ii) settle the Shareholders' Derivative Suit, and (iii) cause Spurlock Adhesives to exercise its contract right to purchase certain equipment and proprietary information from D.B. Western.

         The Company will give prompt notice to Borden Chemical, and Borden Chemical will give prompt notice to the Company, of (i) any representation or warranty made by it contained in the Merger Agreement becoming untrue or inaccurate in any respect or (ii) the failure by it to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under the Merger Agreement; provided, however, that the delivery of any notice pursuant to the Merger Agreement will not limit or otherwise affect the remedies available thereunder to the parties receiving such notice.

Conditions to Closing

         Mutual Conditions. The obligations of the Company and Borden Chemical to consummate the Merger are subject to the satisfaction or waiver of various conditions prior to the date of Closing, which include the following: (a) the Merger Agreement and the transactions contemplated thereby shall have been approved by the requisite vote of the Company's shareholders; (b) all applicable waiting periods under the HSR Act shall have expired or been terminated; and (c) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger, shall be in effect, subject to certain exceptions set forth in the Merger Agreement.

         Conditions to Obligations of Borden Chemical and Acquisition. The obligations of Borden Chemical and Acquisition to close the Merger are further subject to various conditions, which include the following:

         (a) the representations and warranties of the Company that are qualified as to materiality will be true and correct and those that are not so qualified shall be true and correct in all material respects as of the date of the original Merger Agreement and as of the date of Closing as though made thereon, except to the extent that any such representation and warranty expressly relates to an earlier date;

         (b) the Company shall have performed and complied with in all material respects all obligations and covenants required to be performed or complied with by it under the Merger Agreement at or prior to the date of Closing;

         (c) there shall not be pending any suit, action or proceeding by any governmental authority (or by any other person, if such suit, action or proceeding has a reasonable likelihood, in the opinion of outside counsel to Borden Chemical, of success), seeking generally to restrain or prohibit the consummation of the Merger or any other transactions contemplated by the Merger Agreement or the Voting Agreement or to prohibit or limit the ownership or operation by Borden Chemical or the Surviving Corporation of any material portion of the business or assets of the Company or Spurlock Adhesives or which otherwise could be reasonably expected to have a material adverse effect on the Company or Borden Chemical;


         (d) either (i) the Stipulation and Settlement Agreement shall have become effective following approval thereof by the court, the running of all appeals periods and the payment by the Company of all required consideration, or
(ii) the Shareholders' Derivative Suit shall have otherwise been dismissed or adjudicated on terms not less favorable to the Company than those provided in the Stipulation and Settlement Agreement, provided, however, that under any circumstance the aggregate consideration to be paid by the Company shall not exceed $267,500 (calculated in accordance with the Merger Agreement). (On January 27, 1999, the United States District Court for the District of Colorado approved the Stipulation and Settlement Agreement. The Stipulation and Settlement Agreement became final and effective on March 11, 1999 upon the running of all appeals and the payment by the Company of all required settlement consideration);


         (e) subject to certain exceptions, Borden Chemical shall have received evidence satisfactory to it in form and substance that all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties that are required in connection with the performance by the Company or Spurlock Adhesives of the transactions contemplated by the Merger Agreement;

         (f) Borden Chemical shall have received satisfactory evidence that the Spurlock Family Limited Partnership has repaid, or made arrangements reasonably satisfactory to Borden Chemical to repay out of the Merger Consideration that it will be entitled to receive through direct offsets pursuant to which the Surviving Corporation shall withhold the following amounts in satisfaction of the referenced obligations, in full, (i) the remaining principal amount (and all accrued but unpaid interest thereon) and all other amounts due in respect of the Subsidiary Note and that certain Collateral Promissory Note, dated November 15, 1995, payable by Irvine R. Spurlock and H. Norman Spurlock, Jr. to Lloyd B. Putman in the original principal amount of $210,176.72 and (ii) all other unpaid amounts in respect of any loans or advances made by the Company or Spurlock Adhesives to Irvine R. Spurlock or his wife prior to the date of Closing (there are no such loans or advances as of the date of this Proxy Statement);


         (g) Borden Chemical shall have received satisfactory evidence that Harold N. Spurlock, Sr. has repaid, or made arrangements reasonably satisfactory to Borden Chemical to repay out of the Merger Consideration that the Spurlock Family Limited Partnership will be entitled to receive through direct offsets pursuant to which the Surviving Corporation shall withhold any amounts referred to below in satisfaction of such obligations, in full, (i) the remaining principal amount (and all accrued but unpaid interest thereon) and all other amounts due in respect of that certain Collateral Promissory Note, dated as of June 30, 1995, payable to Spurlock Adhesives in the original principal amount of $112,500.00 and (ii) all other unpaid amounts in respect of any loans or advances made by the Company or Spurlock Adhesives to Harold N. Spurlock, Sr.,
H. Norman Spurlock, Jr. or Daniel Spurlock prior to the date of Closing (there are no such loans or advances as of the date of this Proxy Statement);


         (h) not less than two business days prior to the date of Closing, Borden Chemical shall have received from the Company evidence satisfactory to it in form and substance of (i) the aggregate amounts of certain outstanding professional fees and expenses and (ii) the agreement between Spurlock Adhesives and D.B. Western with respect to the exercise of Spurlock Adhesive's purchase right under the Plant A Lease and the purchase price to be paid in connection therewith (see "- Merger and Merger Consideration"); and

         (i) there shall not have occurred (i) any termination of a certain supply contract with a specified customer of Spurlock Adhesives, (ii) any modification of the terms or conditions of the contract with such customer which could reasonably be expected to be materially adverse to the Company and Spurlock Adhesives, taken as a whole, (iii) any determination by a court of competent jurisdiction in a certain lawsuit between such customer and a competitor of Spurlock Adhesives that the prior supply contract between such parties must be honored by such customer or (iv) any settlement, final adjudication, or resolution of, or other development with respect to, such case which could reasonably be expected to result in the occurrence of any of the events described in this paragraph.

         Conditions to Obligation of the Company. The obligations of the Company to close the Merger are further subject to various conditions, which include the following:

         (a) the representations and warranties of Borden Chemical that are qualified as to materiality will be true and correct, and those that are not so qualified shall be true and correct in all material respects, as of the date of the original Merger Agreement and as of the date of Closing as though made thereon, except to the extent that any such representation and warranty expressly relates to an earlier date;

         (b) Borden Chemical and Acquisition shall have performed and complied with in all material respects all obligations and covenants required to be performed or complied with by them under the Merger Agreement at or prior to the date of Closing; and

         (c) there shall not be pending any suit, action or proceeding by any governmental authority challenging the Merger or any of the other transactions contemplated by the Merger Agreement if, as a result of such acquisition or consummation, any of the Company's shareholders immediately prior to consummation of the Merger could reasonably be expected to be subject in such suit, action or proceeding to a valid claim being asserted against them (i) to recover any of the Merger Consideration received by them or (ii) which would impose any penalties, fines, costs or damages on them.

         Waiver of Conditions. The foregoing conditions to Closing may be waived in whole or in part, to the extent permissible under applicable law, by the party for whose benefit the condition has been imposed, without the approval of the Company's shareholders. In the event that the Company determines to waive a condition to Closing in a manner that would constitute a material change in the transaction approved by the Company's shareholders, the Company would resolicit the votes of the shareholders with respect to such transaction and would provide the shareholders with updated proxy materials in connection with such vote. The conditions to Closing relating to approval by the Company's shareholders and the receipt of all necessary regulatory approvals (including the expiration or termination of all waiting periods) cannot be waived under applicable law.

         No assurances can be provided as to when or if all of the conditions precedent to the Merger can or will be satisfied or waived by the appropriate party. As of the date of this Proxy Statement, the Company has no reason to believe that any of the conditions set forth above will not be satisfied.

Payment of Fees and Expenses

         Subject to certain exceptions, the Merger Agreement provides that if the Merger is not consummated, all costs and expenses incurred by the parties in connection therewith and the transactions contemplated thereby shall be paid by the party incurring such costs and expenses. In the event that the Merger is consummated, at the Effective Time, Borden Chemical shall cause the Surviving Corporation to pay certain professional fees and expenses incurred by the Company through the Effective Time. To the extent that certain of those payments exceed the sum of $600,000, then the aggregate Merger Consideration payable pursuant to the Merger Agreement shall be reduced on a dollar for dollar basis by the amount of such excess, and such reduction shall be applied pro rata to reduce the Merger Consideration payable to the holders of shares of Common Stock or Company Stock Options pursuant to the Merger Agreement. See "- Merger and Merger Consideration."

Indemnification

         Other than the fees and expenses described above and in the Merger Agreement, the Merger Agreement contains no provisions requiring indemnification after the Effective Time by the Company or holders of shares of Common Stock for breaches of representations or warranties or violations of covenants or agreements. The Merger Agreement does provide for continued indemnification of the officers and directors of the Company by the Surviving Corporation with respect to acts or omissions occurring prior to the Effective Time that were committed by such officers and directors in their capacity as such, as described below.

         Borden Chemical agrees that it will not, and that it will cause the Surviving Corporation not to, voluntarily take any action to reduce any rights to indemnification or exculpation existing as of the date of the Merger Agreement in favor of the directors or officers of the Company or Spurlock Adhesives (the "Indemnified Parties") as provided in the respective Articles of Incorporation or Bylaws or Virginia law, as the case may be, with respect to actions by them occurring at or prior to the Effective Time.

         Borden Chemical will use its best efforts to cause the persons serving as officers and directors of the Company or Spurlock Adhesives immediately prior to the Effective Time to be covered for a period of six years from the Effective Time by the directors' and officers' liability insurance policy maintained by the Company and Spurlock Adhesives, or a policy of at least the same coverage and amounts containing terms and conditions which are not less advantageous than such policy, with respect to acts or omissions occurring prior to the Effective Time that were committed by such officers and directors in their capacity as such.

         Prior to the Effective Time, the Company will endeavor to, and will be permitted to, satisfy its obligation related to such insurance by extending or arranging for the extension of coverage under such insurance policies pursuant to (i) a six-year "tail" policy with respect to acts or omissions occurring prior to the Effective Time other than claims, suits or damages relating to the matters, transactions or occurrences referred to in the complaint of plaintiffs in the Shareholders' Derivative Suit, subject to certain provisions in the Merger Agreement, and (ii) a one-year "tail" policy with respect to the policy of insurance under which the Company has filed claims relating to the matters, transactions or occurrences referred to in the complaint of plaintiffs in the Shareholders' Derivative Suit, subject to certain provisions in the Merger Agreement, in which case Borden Chemical will cause such premium, to the extent not previously paid by the Company, to be paid at Closing.

         If such a "tail" policy cannot be purchased on such terms prior to the Effective Time, then Borden Chemical and the Surviving Corporation will endeavor to obtain the coverage contemplated for acts or omissions occurring prior to the Effective Time that were committed by officers and directors of the Company or Spurlock Adhesives in their capacity as such. Neither Borden Chemical nor the Surviving Corporation, however, will be required to expend in any event more than the amount (the "Insurance Amount") equal to 150% of the current annual premium expended by the Company and Spurlock Adhesives to maintain such insurance coverage as of the Effective Time. Additionally, if Borden Chemical or the Surviving Corporation is unable to maintain or obtain such insurance, Borden Chemical shall use its best efforts to obtain as much comparable insurance as available for the Insurance Amount. During such six-year period the Surviving Corporation will review, not less than annually, the feasibility of purchasing tail coverage for the balance of such six-year period and will endeavor to purchase such coverage if it is available at a cost not exceeding the maximum amount that the Surviving Corporation would otherwise be obligated to pay under the Merger Agreement.

         In the event Borden Chemical or the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, to the extent necessary, proper provision will be made so that the successors and assigns of Borden Chemical or the Surviving Corporation, as the case may be, assume the obligations set forth in the Merger Agreement.

Termination, Amendment and Waiver

         Termination. The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the Company's shareholders by mutual written consent of Borden Chemical and the Company. Either Borden Chemical or the Company may terminate the Merger Agreement under certain circumstances, including, without limitation, (i) the failure of the Company to obtain the requisite shareholder approval of the Merger Agreement;
(ii) the failure to consummate the Merger on or before June 1, 1999, unless the failure is the result of a willful and material breach of the Merger Agreement by the party seeking to terminate it; (iii) the issuance of an injunction or other similar restraint on consummation of the Merger by a court or other governmental authority; or (iv) in the event of certain breaches by the other party of any representation, warranty, covenant or other agreement contained therein.

         The Company may also terminate the Merger Agreement if (i) its Board of Directors approves, and it concurrently enters into, a definitive agreement implementing an unsolicited Takeover Proposal of a third party after notification and an opportunity to respond has been given to Borden Chemical in accordance with the Merger Agreement and (ii) at the time of such termination, the Company shall not have breached its non-solicitation covenants under the Merger Agreement and Borden Chemical shall have no right to terminate the Merger Agreement because of the Company's breach of a representation or warranty or failure to comply with any of its obligations or agreements under the Merger Agreement.

         Borden Chemical may also terminate the Merger Agreement if (i) without the prior written consent of Borden Chemical, the Board of Directors of the Company shall have (A) withdrawn or modified, in any manner adverse to Borden Chemical or Acquisition, the approval or recommendation by the Board of the Merger or the Merger Agreement, (B) approved or recommended any Takeover Proposal, or (C) resolved to do any of the foregoing; (ii) the Company shall have failed, as soon as reasonably practicable after no further approval by the SEC is required, to mail this Proxy Statement to its shareholders or shall have failed to include in the Proxy Statement the recommendation of the Board of Directors of the Merger Agreement and the Merger; (iii) the Company continues negotiations regarding a third party takeover proposal for more than 10 business days after receipt of the proposal or does not reject a publicly disclosed third party takeover proposal within 10 business days after the earlier of the Company's receipt of the offer or its public disclosure or (iv) the Company's non-solicitation or confidentiality covenants of the Merger Agreement are breached.

         The Company shall pay to Borden Chemical a fee, in cash and immediately available funds, of $600,000 (the "Termination Fee") and the reasonable out-of-pocket expenses incurred by Borden Chemical or Acquisition in connection with the transactions contemplated by the Merger Agreement, not to exceed the aggregate amount of $200,000 ("Termination Expenses"), plus costs of collecting any such Termination Fee or Termination Expenses, if the Merger Agreement is terminated (i) by the Company or Borden Chemical, as applicable, for any of the reasons summarized in either of the two immediately preceding paragraphs or
(ii)(A) in accordance with its terms (other than as a result of the reasons described in the immediately preceding paragraph, the material breach of the Merger Agreement by Borden Chemical or the mutual consent of Borden Chemical and the Company), and (B) within twelve months after such termination either the Company enters into an agreement with respect to a Third Party Acquisition or a Third Party Acquisition occurs and (C) after the execution and delivery of the Merger Agreement, but prior to its termination, the Company (or its agents) had discussions with, or furnished information to, any third party with respect to a Third Party Acquisition, or such third party made a proposal or expressed an interest publicly with respect to any Third Party Acquisition. "Third Party

Acquisition" means the occurrence of any of the following events: (1) an acquisition of the Company by a third party through a merger, consolidation, business combination, recapitalization or other similar transaction, (2) the acquisition by a third party of 15% or more of the operating assets of the Company and Spurlock Adhesives, taken as a whole, or (3) the acquisition, directly or indirectly, by a third party of more than 15% of any class of securities of the Company or Spurlock Adhesives entitled to voting rights through a tender offer (including a self tender offer), exchange offer or otherwise, unless the Company has issued a public statement rejecting or recommending against acceptance of such offer. The Company will not be obligated to pay in any event more than one Termination Fee with respect to such termination or to pay the Termination Fee and Expenses if Borden Chemical or
Acquisition is in material breach of any of its representations, warranties, covenants or agreements contained therein. Additionally, payment of the Termination Fee and Termination Expenses is subject to additional terms and conditions contained in the Merger Agreement.


         If Borden Chemical terminates the Merger Agreement because the Company fails to resolve the Shareholders' Derivative Suit by June 1, 1999, then the Company must pay to Borden Chemical a sum equal to $50,000, plus out-of-pocket expenses incurred after the date of the Merger Agreement not to exceed $150,000, and the actual reasonable fees and expenses incurred in connection with any litigation or other proceeding to collect such fees and expenses. On January 27, 1999, the United States District Court for the District of Colorado approved the Stipulation and Settlement Agreement. The Stipulation and Settlement Agreement became final and effective on March 11, 1999 upon the running of all appeals and the payment by the Company of all required settlement consideration.


         If either Borden Chemical or the Company terminates the Merger Agreement because of the other party's breach of certain representations, warranties or covenants contained therein, upon receipt of a written statement, the party committing the breach shall pay the other party an amount equal to the expenses set forth in such statement up to $200,000, plus the actual reasonable fees and expenses incurred in connection with any litigation or other proceeding to collect such expenses. Such amount shall be in addition to any Termination Fee (but not Termination Expenses) owed by the Company for terminations related to a Takeover Proposal. In the event that the Merger Agreement is terminated as a result of a party's willful and material breach of its representations, warranties, covenants or other agreements set forth in the Merger Agreement, payment of the above amounts will not relieve the breaching party of liability for any other damages, costs or expenses incurred by another party.

         If the Company terminates the Merger Agreement pursuant to certain provisions related to Takeover Proposals contained therein, the Company will provide to Borden Chemical prior to any termination of the Merger Agreement with the requisite notice specified in the Merger Agreement. At any time after two business days following receipt of such notice, the Company may terminate the Merger Agreement as provided therein only if the Board of Directors of the Company complies with the procedures for such termination provided in the Merger Agreement and concurrently enters into a definitive agreement providing for the implementation of the transactions contemplated by such Takeover Proposal.

         Amendment. The Merger Agreement may be amended by the parties at any time before or after the its approval by the Company's shareholders, provided, however, that after such shareholder approval, there shall be made no amendment that pursuant to the VSCA requires further approval by the shareholders of the Company without the further approval of such shareholders. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

         Waiver. At any time prior to the Effective Time, the parties may extend the time for the performance of any of the obligations or other acts of the other parties or waive any inaccuracies in the representations and warranties contained in the Merger Agreement or in any document delivered pursuant to it, or, subject to the certain provisions set forth in the Merger Agreement, waive compliance with any of the agreements or conditions contained in the Merger Agreement, however, any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to the Merger Agreement to assert any of its rights under the Merger Agreement or otherwise will not constitute a waiver of such rights. Certain terminations, amendments, extensions and waivers pursuant to the Merger Agreement shall, in order to be effective, require, in the case of Borden Chemical or the Company, action by its Board of Directors or, as appropriate, the duly authorized designee of its Board of Directors.

                            SPURLOCK INDUSTRIES, INC.

General

         The Company is a Virginia corporation organized in 1996. The Company is the successor to Air Resources, a Colorado corporation organized in 1986. At a special meeting of the shareholders of Air Resources held on June 11, 1996, the shareholders of Air Resources approved the merger of Air Resources into the Company, in order, among other things, to change the domicile of Air Resources from Colorado to Virginia. Such merger was consummated on July 26, 1996. References herein to the "Company" shall include Air Resources as predecessor to the Company.

         Through its wholly-owned subsidiary, Spurlock Adhesives, the Company develops, manufactures and markets specialty thermosetting resins and formaldehyde for the forest products, building products and furniture industries. The Company also produces, on a limited basis, fertilizer products for the agricultural and lawn and garden supply industries. It operates two manufacturing facilities in the southeastern United States, in Waverly, Virginia and Malvern, Arkansas, and one in the northeast, in Moreau, New York. Products of Spurlock Adhesives are sold throughout the northeast, southeast and midwest regions of the United States.

         The Company's principal executive offices are located at 125 Bank Street, Waverly, Virginia 23890, and its telephone number is (804) 834-8980.

Business and Operational Development

         Development of Gas Technology Businesses. In 1991, Air Resources formed Landfill Energy Systems, Inc. and ARC Engineering Fabrications, Inc. to develop the equipment and technology necessary to pursue certain contracts relating to landfill gas recovery. The equipment and technology to be developed was intended to collect raw gases at landfill sites and process them into commercially usable natural gas for resale. Air Resources entered into production agreements with two landfill sites in 1991 and conducted feasibility tests in 1992 and 1993. Air Resources sustained substantial expenses and operating losses associated with the development of this technology during that time and had discontinued its gas recovery development operations by March 1994.

         Acquisition of Spurlock Adhesives. On August 5, 1992, Air Resources acquired Spurlock Adhesives as a wholly-owned subsidiary. Spurlock Adhesives was founded in 1973 by Harold N. Spurlock, Sr., as sole proprietor, and was incorporated in the Commonwealth of Virginia in 1989. The early years of operation consisted solely of the production of urea resins and liquid fertilizer products. The business evolved primarily around the needs of the growing composite wood products industry. Mr. Spurlock developed a number of innovative products for the particleboard and medium density fiberboard industries, including the first single component resin. This new resin replaced an expensive four component system that was being used in the medium density fiberboard industry. Also, Spurlock Adhesives developed one of the first lower formaldehyde resins for the particleboard industry in response to concerns expressed by the environmental community in the early 1980s. The process for producing this product was one of the first processes patented in this area. See "- Patents and Trademarks." The Company has maintained its market leadership in the development of resins with lower levels of formaldehyde for the particleboard and medium density fiberboard industries.


         Over the years, Spurlock Adhesives has continued to diversify its customer and market base as well as upgrade its manufacturing facilities. In 1980, Spurlock Adhesives serviced less than 10 customers and produced approximately 70 million pounds of resins at its Waverly plant, as compared to 30 customers and 375 million pounds of resins and formaldehyde in 1998. In 1987, Spurlock Adhesives built a new resin production plant adjacent to its existing one in Waverly, which increased its resin capacity 400%. In a move to vertically integrate the Waverly facility, Spurlock Adhesives built its first formaldehyde production plant in Waverly in 1988. This plant allowed Spurlock Adhesives to internally supply approximately 80% of its formaldehyde needs for resin production, thus enabling it to become less dependent on outside supply and to better control its raw material costs.

         In 1992, Spurlock Adhesives acquired a resin and formaldehyde production facility in Malvern, Arkansas from BTL Specialty Resins Corp. of Toronto, Ontario (Canada) at the time that it became a wholly-owned subsidiary of Air Resources. This merger gave Spurlock Adhesives a larger distribution area, thus allowing it to compete for business in the midwest region of the United States. In 1993, Spurlock Adhesives completed a state-of-the-art formaldehyde plant in Waverly, which it leased from D.B. Western, Inc. until July 1996, when Spurlock Adhesives purchased the plant. This plant fulfills all of the current formaldehyde needs of the Waverly resin operations and offers Spurlock Adhesives the flexibility of being able to produce additional marketable products. In 1998, the Company opened a commercial grade formaldehyde and resin production facility, which was designed and built by D.B. Western, Inc., in Moreau, New York. The Moreau Facility has doubled the Company's formaldehyde production capacity and has increased its resin production capacity by 30%.


         Spurlock Adhesives is presently the sole operating asset of the Company.

Products

         The  major  products   produced  by  Spurlock   Adhesives   consist  of
formaldehyde and two types of thermosetting resins generally classified as Urea-Formaldehyde Resins ("Urea Resins") and Phenol-Formaldehyde Resins ("Phenolic Resins"). Within these two general resin types are specifically designed resins developed for the specific needs of certain industries and individual customers. Spurlock Adhesives also produces fertilizer products for a limited number of customers.


         Urea Resins. These resins are used as the binder system for interior grade products such as particleboard, medium density fiberboard, plywood and coated papers. These products are then used in furniture, cabinets, wall panels and cabinet components. Spurlock Adhesives also produces Urea Resin binder systems for roof mat that later is processed into asphalt roofing shingles. Urea Resins are thermosetting, which means that they cure and adhere with the aid of heat and sometimes pressure. They are characterized as having a Type II bond, which indicates that they are strong and have a moderate amount of resistance to moisture and humidity. The major materials involved in the production of Urea Resins are formaldehyde, urea, triethanolamine, sodium hydroxide, sodium chloride and other proprietary ingredients. Spurlock Adhesives currently manufactures and sells approximately 36 different Urea Resins to the particleboard, medium density fiberboard, interior plywood, treated and coated papers and fiberglass roof mat/filter media segments of the forest products, building products and furniture industries. Sales of Urea Resins accounted for 69.5%, 70.7% and 73.6% of net sales for the years ended December 31, 1998, 1997 and 1996 , respectively.

         Phenolic Resins. These resins are used as the binder system for exterior grade construction materials such as oriented strandboard, exterior plywood and hardboard, as well as the binder for fiberglass and mineral wool insulation. Further, these resins are also used in paper impregnating for high pressure laminates, such as counter tops. Phenolic Resins are also thermosetting, but are classified as having a Type I bond, indicating that they provide better resistance to moisture and humidity than Urea Resins. Phenolic Resins typically are slower curing and more expensive. The major materials involved in the production of these resins are formaldehyde, phenol, urea, sodium hydroxide, potassium hydroxide and sulfuric acid. Spurlock Adhesives presently manufactures and sells approximately 11 different Phenolic Resins to the oriented strandboard, hardboard, fiberglass insulation and mineral wool insulation segments of the forest products, building products and furniture industries. Sales of Phenolic Resins accounted for 2.4%, 3.3% and 5.7% of net sales for the years ended December 31, 1998, 1997 and 1996 , respectively.

         Formaldehyde. Spurlock Adhesives produces formaldehyde for its own internal consumption, but also selectively markets this product to industrial accounts and other users. The major material involved in the production of formaldehyde is methanol. Sales of formaldehyde accounted for 23.2%, 23.4% and 19.2% of net sales for the years ended December 31, 1998, 1997 and 1996 , respectively.

         Fertilizer. Spurlock Adhesives produces both liquid fertilizers and intermediate fertilizer products, which are purchased and further processed by customers engaged in the manufacture and sale of fertilizers for agricultural and lawn and gardening uses. Spurlock Adhesives' production of fertilizer is similar to the production of Urea Resins produced by Spurlock Adhesives. There are no significant barriers to entry into this business for other resin producers. This production, however, serves to diversify Spurlock Adhesives' product mix in a manner that may reduce financial exposure stemming from downturns in the business cycle of the forest products, building products and furniture industries. Sales of fertilizers accounted for 4.9%, 3.5% and 1.5% of net sales for the years ended December 31, 1998, 1997 and 1996 , respectively.

Sales and Marketing


         Spurlock Adhesives sells its resin products to commercial manufacturers in the forest products, building products and furniture industries. The customers of Spurlock Adhesives include small, medium and large thermosetting resin users located principally in the northeast, southeast and midwest regions of the United States.

         Spurlock Adhesives seeks to attract medium to large users of thermosetting resins by offering a varied selection of high quality resins at competitive prices, coupled with the willingness and ability to tailor its products to the customer's individual needs and specifications. Spurlock Adhesives emphasizes customer service and the continual improvement and development of new resins to meet the changing needs of the marketplace, including resins with lower levels of formaldehyde, phenol and methanol to reduce their potential environmental impact.

         Urea Resins are marketed to manufacturers in the particleboard, medium density fiberboard and interior plywood segments of the forest products, building products and furniture industries. In addition, Spurlock Adhesives is seeking to expand its presence in the fiberglass roof mat and fiberglass filter media segments of these industries. Phenolic Resins are marketed to different industry segments, including the fiberglass insulation and oriented strandboard segments with recent emphasis on development of the hardboard segment.

         Spurlock Adhesives has a sales and marketing staff consisting of two full-time Sales Managers and a Director of Sales and Marketing. The Sales
Managers call on existing and prospective customers in their individual geographic territories. In circumstances where the company seeks to qualify new or existing products in a particular industry segment, the Sales Managers submit samples to prospective customers for evaluation and testing. Plant managers service accounts and assist in the development of new business. Spurlock Adhesives also employs regional distributors to service specific markets and accounts.

         Spurlock Adhesives also markets itself and its products through advertising and participation in industry associations. Advertising is usually limited to the placement of special features in trade publications and to general listings of resin producers in trade publications, annual buyers guides and other individual directories. Employees of Spurlock Adhesives participate in various industry trade associations and conferences, including the Composite Panels Association, the Technical Association of Pulp and Paper Industries, the Forest Products Research Society, the International Particleboard/Composite Materials Symposium, the International Woodworkers Fair and the Amino, Phenolic Wood Adhesive Association.

Customers

         The principal customers of Spurlock Adhesives as of December 31, 1998 were Willamette Industries (Malvern, Arkansas), Schenectady International (Schenectady, New York), Union Camp (Franklin, Virginia) and International Paper (Waverly and Stuart, Virginia; Spring Hope and Statesville, North Carolina; and Jefferson and Nacogadoches, Texas). Sales to each of these customers represented at least 10%, but not more than 19%, of Spurlock Adhesives' total consolidated net sales for 1998. The loss of any one of these customers could have a material adverse effect on the financial condition and the results of operations of Spurlock Adhesives.

Raw Materials and Suppliers


         The principal raw materials used in the production of resins and formaldehyde are methanol, urea and phenol. These materials are generally available at present, and Spurlock Adhesives does not rely on a single producer for any of its raw materials. Methanol, urea and phenol are commodity chemicals. In order to assure a continuous supply of these materials, Spurlock Adhesives enters into multi-year purchase contracts with certain producers for a minimum supply of these commodities. Purchase orders for commodities are placed several weeks or months in advance of delivery. Although prices for these commodities may fluctuate, Spurlock Adhesives seeks to minimize the risk of such price fluctuations by including provisions in customer agreements that adjust product sales prices to reflect changes in Spurlock Adhesives' raw material costs. The amount of any change in raw material costs for purposes of these price adjustment provisions is determined by reference to market indices for specific commodities. By matching increases and decreases in raw material costs with corresponding increases and decreases in the sales prices for its products, Spurlock Adhesives is better able to maintain profit margins.

Competition

         The business of developing and manufacturing liquid thermosetting resins is highly competitive. The principal products of Spurlock Adhesives compete against similar and different products manufactured and sold by numerous other companies, some of which are substantially larger and have greater resources than Spurlock Adhesives. The principal competitors of Spurlock Adhesives are three large well-established manufacturers: Georgia-Pacific Resins, a division of Georgia-Pacific Corporation; Borden Chemical; and Neste Resins, a Finnish Company. Spurlock Adhesives competes on the basis of price, quality, product consistency, service, method of distribution and the ability to tailor products to meet customer needs.

Patents and Trademarks

         Spurlock Adhesives is the owner of a United States patent, No. 4,381,368, on a process for the production of Urea Resins. The patent was obtained by Harold N. Spurlock, Sr. on April 26, 1983, and was formally assigned to Spurlock Adhesives in January 1996 for no consideration. The process described in the patent has been used as the foundation for several other products developed by Spurlock Adhesives.

         Management of Spurlock Adhesives believes that it has a proprietary interest in certain processes for the production of resins and that the competitive advantage provided by maintaining the confidentiality of these processes outweighs any benefits that might be derived from obtaining patent protection for the processes. Consequently, Spurlock Adhesives has no plans at the present time to seek patent protection for any such process. Spurlock Adhesives is not aware of and has not received any notice or claim that any of its manufacturing processes infringe the proprietary rights of any third party in any manner that could materially affect its business or that would prevent Spurlock Adhesives from using its processes.

Seasonality and Backlog

         Sales volume in the thermosetting resins business is closely related to overall levels of activity in the forest products, building products and furniture industries. Historically, Spurlock Adhesives' business has been generally slower in the winter months and more vigorous in the spring and fall months. In addition, the resins business is cyclical due to the effect of fluctuations in the economy and overall levels of building and construction activity. Periods of recession or high interest rates adversely affect building and construction activity and therefore sales revenues.

         Spurlock Adhesives typically has no significant backlog as customers generally place monthly purchase orders that require delivery as of a specified date as a condition to placing the order. Spurlock Adhesives from time to time must turn down orders if necessary to assure that existing orders are timely delivered.


Employees

         As of December 31, 1998, Spurlock Adhesives had 83 full time employees . The Company does not employ any personnel. Spurlock Adhesives believes that its relationship with its employees is good. Approximately 16 employees located at the Malvern, Arkansas plant are covered by a three year collective bargaining agreement between Spurlock Adhesives and the United Steel Workers of America that expires June 30, 1999.

Government Regulation

         The Company is subject to various federal, state and local environmental laws and regulations that limit the discharge, storage, handling and disposal of a variety of substances. The Company's operations are also governed by laws and regulations relating to work-place safety and worker health, principally the Occupational Safety and Health Administration Act of 1970 and accompanying regulations and various state laws and regulations. Spurlock Adhesives believes that it presently complies in all material respects with the foregoing laws and regulations and does not believe that future compliance with such laws and regulations will have a material adverse effect on its financial condition or results of operations. See Note 1 to the Consolidated Financial Statements and "Management's Discussion and Analysis of Financial Corporation and Results of Operations - Compliance with Environmental Regulations."

Legal Proceedings

         On April 28, 1997, seven shareholders of the Company filed the Shareholders' Derivative Suit against the Company and certain current and former officers and directors of the Company in Colorado State Court. The proceeding was subsequently moved to the United States District Court for the District of Colorado. The plaintiff shareholders include Lee Rasmussen, who as of March 1, 1999 held approximately 5.3% of the outstanding shares of Common Stock. The following current directors or officers of the Company were named as defendants:
Harold N. Spurlock, Sr., Phillip S. Sumpter, and Irvine R. Spurlock. Defendants also included H. Norman Spurlock, Jr. and Lloyd Putnam, former officers and directors of the Company; and Warren E. Beam, Jr., a former officer of the Company.

         The Shareholders' Derivative Suit, Rasmussen et al. v. Spurlock Industries, Inc., et al. (Civil Action No. 97-D-2214), alleged that the defendants engaged in various activities that breached their fiduciary duties to the plaintiff shareholders and/or violated provisions of Colorado law applicable to domestic corporations. The activities so alleged included wrongful payment and wrongful guarantee of debts of one or more defendants, unlawful loans and distributions to defendants, unfair dealings with one or more defendants, overcompensation of defendants and other employees, wrongful depression of the Company's stock price, misrepresentation as to shareholders, and improper approval of the merger of Air Resources (the Company's predecessor) into the Company. The plaintiff shareholders sought a declaratory judgment with respect to the acts complained of, repayment of certain monies to the Company, an accounting of all financial transactions of the Company from 1992 to the present, a constructive trust of shares of common stock held by certain defendants, injunctive relief and damages.


         A special litigation committee appointed by the Company's Board of Directors conducted an extensive investigation of the facts, circumstances and transactions alleged in the Shareholders' Derivative Suit. Following its investigation, the committee concluded that certain claims in the suit had merit and, having pursued such claims on behalf of the Corporation, recovered approximately $500,000 in cash, a judgment and a secured note.


         On December 17, 1998, the parties to the Shareholders' Derivative Suit entered into the Stipulation and Settlement Agreement, to resolve all claims in connection with the suit. Under the terms of the settlement, notice of which was furnished to all shareholders of record as of December 15, 1998, the Company was required to pay to the plaintiff shareholders $75,000 in cash, representing a portion of the monies recovered by the Company, and $22,500 in cash, representing reimbursement of the plaintiff shareholders' legal fees, and to issue 50,000 shares of Common Stock to the plaintiff shareholders. The Stipulation and Settlement Agreement was subject to court approval and the running of all appeals periods.

         In addition to the Stipulation and Settlement Agreement, the plaintiff shareholders and the Spurlock Family Limited Partnership, whose limited partners include Harold N. Spurlock, Sr., Irvine R. Spurlock and H. Norman Spurlock, Jr., entered into the SFLP Settlement Agreement in order to settle all outstanding claims that may have existed between the parties, none of which claims was a derivative claim. The SFLP Settlement Agreement was conditioned upon court approval of the Stipulation and Settlement Agreement and the running of all appeals periods relating thereto. It placed no obligation on the Company and provided for (i) Lee Rasmussen to receive 225,000 shares of Common Stock from the Spurlock Family Limited Partnership and (ii) the plaintiff shareholders to have the right to "put" to the Spurlock Family Limited Partnership certain shares of Common Stock held by them. See "The Merger - Conflicts of Interest."

         A hearing was held on January 27, 1999 in the United States District Court for the District of Colorado , and the Court determined that the settlement embodied in the Stipulation and Settlement Agreement was fair, reasonable and adequate , approved the settlement and dismissed all claims asserted or which could have been asserted in the Shareholders' Derivative Suit. The Stipulation and Settlement Agreement and the SFLP Settlement Agreement became final and effective on March 11, 1999 upon the running of all appeals periods and the payment of all settlement consideration required by such agreements.

 Properties


         The Company conducts its business operations primarily from three manufacturing facilities located in Waverly, Virginia, Malvern, Arkansas and Moreau, New York. The Company's headquarters and chief executive offices are located in leased office space in Waverly, Virginia. Management believes that the properties are in good condition and suitable for the Company's purposes. The Company's three manufacturing facilities are encumbered under existing credit arrangements.

         Executive Offices. On March 31, 1998, the Company purchased a small office building in Waverly that contains approximately 2,700 square feet of space. The Company began occupying this building on in late July 1998.


         Waverly Facility. Spurlock Adhesives owns and operates a facility on a 43-acre industrial site located about three miles northwest of the intersection of state highways 40 and 460 near Waverly, Virginia. The facility consists of two resin plants and two formaldehyde plants. The plants produce Urea Resins, Phenolic Resins and formaldehyde. In 1998, the resin plants were operated at approximately 52% of capacity and the formaldehyde plants were operated at approximately 73% of capacity.

         Malvern Facility. Spurlock Adhesives owns and operates a facility on 67 acres of land in Gillford, Arkansas, approximately five miles northeast of Malvern, Arkansas. The facility consists of a resin plant, a formaldehyde plant, two administrative offices and a research facility. The plants produce Urea Resins, Phenolic Resins and formaldehyde. In 1998, the resin plant was operated at approximately 78% of capacity and the formaldehyde plant was operated at approximately 74% of capacity. The Company's major research activities are conducted at the Malvern facility.

         Moreau Facility. In the fourth quarter of 1996, the Company purchased property in the Moreau Industrial Park, located in South Glens Falls, New York, obtained the necessary regulatory approvals and initiated construction of a manufacturing facility for the production of formaldehyde and resins. The facility consists of two formaldehyde plants (one purchased and one leased), one resin plant and ancillary equipment, buildings and tank farms. The total cost of the project is approximately $8,483,000 for the purchased plants. D.B. Western, Inc. was the general contractor of the project, which was completed in 1998, and owns the leased formaldehyde plant. Payments under the lease are $46,139 per month over a ten-year term, with a purchase option at the end of three years. The financing sources for the purchased plants include a term loan for $1,500,000, amortized for 10 years at an interest rate of LIBOR plus 2.75%, the proceeds from a tax-exempt bond in the amount of $6,000,000 issued by Saratoga County, New York, amortized for 10 years at a fixed interest rate of 4.74%, and the Company's operating cash flow for the remaining $800,000 and the soft costs. As of December 31, 1998 the principal amounts currently outstanding on the term loan and the tax-exempt bond were $1,400,000 and $5,700,00, respectively. Operations at the Moreau facility began in July 1998, and the resin plants operated at approximately 11% of capacity and the formaldehyde plants at approximately 47% of capacity for the approximate five month period of operation ended December 31, 1998.


         Management believes that the region served by the Moreau facility is a very favorable market. There has historically been industry undercapacity for resins and formaldehyde in this market, and purchasers in this region have had to procure products from outside the region at higher prices due to freight charges required. Accordingly, the Company is well-positioned to replace such out-of-region products and to maintain satisfactory pricing of the plants' output.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         The following discussion and analysis provides information which management believes is relevant to understanding the Company's operations and financial condition. It should be read in conjunction with the financial statements and accompanying notes. The financial statements of the Company have been prepared in conformity with generally accepted accounting principles.

Forward-Looking Statements

         The following discussion contains certain forward-looking statements, generally identified by phrases such as "the Company expects" or "management believes" or words of similar effect. The Company wishes to caution readers that certain important factors set forth within such discussion, among others, in some cases have affected, and in the future could affect, the Company's actual results and could cause the Company's actual results for 1998 and beyond to differ materially from those expressed in any forward-looking statements made herein. For a discussion of certain factors that could cause actual results to differ from those contained in any such forward-looking statements, see "Forward-Looking and Cautionary Statements."

General

         Overview. Despite the successful startup of the Moreau Facility, significant gains in revenues and improvement in the gross margin, the Company's operating results declined in the fiscal year ended December 31, 1998. This deterioration in operating income was primarily due to substantial legal and accounting costs related to the Derivative Suit and the sale of the Company, Derivative Suit settlement costs, start-up costs associated with the Moreau Facility, and increased deferred tax liability. As a result, the Company reported a pretax loss of ($273,085) and an after tax loss of ($296,541) in 1998, compared to pretax and after tax losses of ($177,044) and ($24,740), respectively, in the prior year. Absent the substantial legal and accounting costs related to the Derivative Suit and the sale of the Company, and Derivative Suit settlement costs, management estimates that the Company would have reported 1998 pretax profits of approximately $975,000.

         In the fiscal year ended December 31, 1997, the Company's profits also declined substantially compared to 1996, primarily due to a significant reduction in the gross margin, which reduction was caused by price deterioration relating to oversupplies of the Company's primary products in two of its three regions of operation. In addition, during 1997, the Company elected to expense approximately $533,927 of start-up and pre-operating costs relating to the new Moreau, New York manufacturing facility, which began operations in July 1998. As a result, the Company experienced a loss of ($24,740) in 1997, compared to net income of $1,493,675 in 1996.

         Dependence on Construction and Related Industries. Demand for the Company's products and the Company's financial performance are closely tied to the fortunes of the construction, forest products and related industries.

         Price of Raw Materials. Raw materials costs comprised approximately 52%, 60%, and 57% of net sales in 1998, 1997, and 1996, respectively. Raw materials are by far the largest component of cost of goods sold. Therefore, the Company's operating performance is sensitive to price movements in its basic raw materials, particularly methanol and urea. Management strives to ameliorate these commodity risks by maintaining diverse supply relationships and by closely matching increases and decreases in product prices to increases and decreases in raw material costs. The 1998 reduction in raw material costs reflects favorable spot market purchases in the fourth quarter and competitive pressure in such commodity markets.

         Freight Costs. A substantial portion of the Company's products are priced on an "as delivered basis." For 1998, 1997, and 1996, freight costs relating to delivery of the Company's products comprised approximately 8.3%, 3.6%, and 3.9%, respectively, of net sales. Accordingly, the Company's operating performance is sensitive to movements in freight costs. The 1998 freight increase reflects management's decision to supply product to customers in the northeast from the Company's Waverly, Virginia plant prior to the operation of its Moreau, New York facility in order to lock in such customers. Such shipments from Waverly ceased following the start-up of the Moreau Facility in July 1998. Also, in the fourth quarter of 1998, management was successful in negotiating more favorable freight rates generally.

         Credit Facilities. In July 1996, in order to reduce interest costs and increase credit availability, the Company terminated a $3,500,000 line of credit with its primary working capital lender and obtained a line of credit in a like amount with a new lender. Such credit facility is secured by accounts receivable and inventory, among other assets, and provides for credit availability based upon the level of accounts receivable and inventory. In conjunction with this new line of credit, the Company borrowed an additional $3,600,000 under a term loan to purchase a formerly leased formaldehyde plant, which term loan is secured by all assets. In October 1998 and February 1999, the Company obtained "overlines" to its existing line of credit of $150,000 each to fund additional working capital requirements relating to the new Moreau Facility.

         New York Project. In the fourth quarter of 1996, the Company purchased property in the Moreau Industrial Park, located in South Glens Falls, New York, obtained the necessary regulatory approvals and initiated construction of a manufacturing facility for the production of formaldehyde and resins. The Moreau Facility began operations in July 1998. See "Spurlock Industries - Business and Operational Development" and "- Properties."

         The financing sources for the New York plants , with a total estimated cost of $8,483,000, included a term loan for $1,500,000, amortized for 10 years at an interest rate of LIBOR plus 2.75%, the proceeds from a tax-exempt bond in the amount of $6,000,000 issued by Saratoga County, New York, amortized for 10 years at a fixed interest rate of 4.74%, and the Company's operating cash flow for the remaining $800,000 and "soft" costs of approximately $600,000 consisting of interest, environmental permits, legal and administrative expenses. As of December 31, 1998, the principal amounts currently outstanding under the term loan and the tax-exempt bond were $1,400,000 and $5,700,000, respectively.


         One of the two formaldehyde plants at Moreau is leased from D.B. Western, Inc., the general contractor for the project. Payments under the lease are $46,139 per month over a ten year term.


         Loan Covenants. The credit facilities described under "Credit Facilities" and "New York Project" above are subject to substantially similar restrictive financial covenants. At December 31, 1997, March 31, 1998 and June 30, 1998, the Company was in technical violation of certain of these covenants as a result of unauthorized advances to officers, which have been previously reported, and the Company's failure to meet certain financial covenants relating primarily to net worth, leverage, net profit and capital expenditures. As of November 1998, the Company had received waivers of all such violations. Also, the applicable credit facilities were amended to liberalize certain financial covenants effective as of September 30, 1998. As a result, based on the Company's financial performance in the third quarter of 1998, the Company was in material compliance with its loan covenants as of such date.

         At December 31, the Company was in violation of financial covenants relating to minimum net worth and profitability. These violations resulted primarily from the adverse impact of settlement and professional fees relating to the Derivative Suit and increased deferred tax liability due to accelerated depreciation relating to the Moreau Facility. Because of such covenant violations, the Company's balance sheet for December 31, 1998 shows all formerly long term debts payable to the Company's two primary bank lenders as current liabilities under "Current portion of long term debt" rather than as long term liabilities under "Long term debt." The Company is currently seeking waivers from its two primary lenders with respect to such covenant violations.

         The Merger Agreement with Borden Chemical contains covenants which restrict the Company's ability to increase or otherwise significantly modify the Company's credit facilities. If the Merger is not consummated, management anticipates that it would seek to restructure such credit facilities in order to better provide for the addition of the Moreau Facility and the additional working capital requirements attendant to such new operations.

         Write Off of Start-up Costs. In 1997, the Company elected to expense certain start-up and pre-operating costs relating to the New York manufacturing facility. Such costs aggregated approximately $533,927 in 1997 and $851,000 in 1998. The American Institute of Certified Public Accountants ("AICPA") Accounting Standards Executive Committee (AsSEC) in its Statement of Position 98-5 "Reporting of the Costs of Start-up Activities" required the expensing of such costs effective for years commencing after December 31, 1998. The SEC had encouraged this practice prior to AsSEC's consideration of this SOP. While the Company could have elected to capitalize these costs for the New York facility, the Company elected early adoption, which was the most conservative treatment under the circumstances.

         Purchase of Waverly Formaldehyde Plant. In July 1996, the Company consummated an agreement with D.B. Western, Inc. whereby the Company purchased a formaldehyde plant located in Waverly, Virginia formerly leased from D.B. Western, Inc. Such agreement terminated the lease and settled all operational performance and rent disputes with respect to the facility for $3,675,000.

         Compliance with Environmental Regulations. Environmental costs charged to operations aggregated $127,834, $184,259 and $202,076 for the years ended December 31, 1998, 1997, 1996 , respectively. As a percentage of net sales, such expenditures totalled .46%, .75%, and .71%, respectively, over each of such three years. In such periods, over 80% of such expenditures related to testing at the Company's manufacturing facilities to ensure compliance with environmental laws and regulations. Other expenditures included obtaining required permits, purchase and maintenance of safety equipment, trash and waste removal and training. All such expenses are viewed by the Company as customary, recurring costs of doing business in its particular industry.

         Capacity Utilization. For 1998, the Waverly, Virginia formaldehyde plant ran at approximately 73% of capacity, compared to 83% in 1997 and 1996. Such decline in 1998 reflected the shifting of production for customers in the northeast from Waverly to Moreau in July of that year. The Malvern, Arkansas formaldehyde plant ran at approximately 74% for 1998, compared to 67% and 84% for 1997 and 1996, respectively, reflecting increased 1998 product sales from that location. The Moreau facility, which began production in late July 1998, operated at approximately 47% of formaldehyde capacity during August through December of 1998.

         With respect to resin capacity utilization, the Waverly Facility reported a 52% utilization rate for 1998, compared to the 53% and 55% reported for 1997 and 1996, respectively. The Malvern facility produced at an approximate 78% utilization rate for resin for 1998, a significant increase over the 52% utilization rate for 1997 and 65% for 1996. For August through December 1998, the Moreau Facility, in its startup mode, utilized approximately 11% of resin capacity.

         Inflation. Although the Company's operations are influenced by general economic trends, the Company does not believe that inflation had a material impact on its operations during the three-year period ended December 31, 1998.

         Deferred Taxes. The Company is required to recognize the effect of temporary differences between the bases of assets and liabilities as measured by tax laws and their bases as reported in the financial statements. Deferred tax expense or benefit is then recognized for the change in deferred tax liabilities or assets between periods.

         During 1998, the Company commenced operations at the Moreau Facility. The after tax impact of utilizing accelerated depreciation for income tax purposes for all property, plant and equipment increased deferred tax liability by approximately $206,000 for the year ended December 31, 1998. This amount was offset, in part, by increases in deferred tax assets related to the non-deductibility of net operating loss carry forwards and recognition of post retirement liability aggregating approximately $101,000.

         Settlement of Derivative Suit. In December 1998, the Company entered into a settlement agreement with respect to the Derivative Suit, which settlement was approved by the Federal District Court in Colorado on January 27, 1999. The settlement became effective on March 11, 1999, following the expiration of all appeal periods and the payment by the Company of the settlement consideration to the plaintiffs pursuant to the Settlement and Stipulation Agreement. The cash portion of such consideration totalled $97,500. The Company also issued 50,000 shares of Common Stock to the plaintiffs, valued at market on December 31, 1998 at $3.00 per share, or $150,000 in the aggregate. Based on such valuation, the total cost of the settlement to the Company was $247,500. Pursuant to FASB No. 5, the cost of the settlement was recognized in 1998. The Company expects to recover a certain portion of the cost from the Company's directors and officers insurance carrier. The preliminary estimate of such recovery is $97,500, which is reflected in the 1998 financials.

         Disclosure Concerning Market Risk. The table below provides information about the Company's derivative financial instruments and other financial instruments that are sensitive to changes in interest rates, including interest rate swaps and debt obligations.

         For debt obligations, the table presents principal cash flows and related weighted average interest rates by expected maturity dates. For interest rate swaps, the table presents notional amounts and weighted average interest rates by expected (contractual) maturity dates. Notional amounts are used to calculate the contractual payments to be exchanged under the contract. Weighted average variable rates are based on implied forward rates in the yield curve at the reporting date. The information is presented in U.S. dollar equivalents, which is the Company's reporting currency.




                                                                     Expected Maturity Date
                                          ----------------------------------------------------------------------------

December 31,                                     1999          2000           2001           2002           2003
                                          ----------------------------------------------------------------------------
Accounts Receivable, trade                     2,620,685
       Average interest rate                       0.00%
Other Receivables                                564,760       265,665
       Fixed average interest rate                 4.06%         0.00%
Accounts payable                               3,836,722
       Average interest rate                       0.00%
Notes payable, line-of-credit                  2,346,394
       Variable average interest rate              7.51%
Long term debt                                 9,571,487        47,864         28,110         14,319        184,389
  Fixed Rate                                   1,647,380        47,864         28,110         14,319        184,389
       Fixed average interest rate                 8.18%         8.18%          8.18%          8.18%          8.18%
  Variable Rate                                7,924,107            -              -              -              -
       Variable average interest rate              7.70%         7.89%          8.09%          8.29%          8.50%
Post retirement benefit liability                 79,854        79,854         79,854         79,854         79,854
       Fixed average interest rate                 8.00%         8.00%          8.00%          8.00%          8.00%


Interest rate swap:
     Variable to fixed                         5,600,000     5,000,000      4,400,000      3,800,000      3,200,000
          Average pay rate                         4.74%         4.74%          4.74%          4.74%          4.74%
          Average receive rate                     3.74%         3.91%          4.08%          4.27%          4.46%


                                                                                Fair
                                               Thereafter       Total           Value
                                               ------------------------------------------

Accounts Receivable, trade                                      2,620,685      2,620,685
       Average interest rate
Other Receivables                                                 830,425        830,425
       Fixed average interest rate
Accounts payable                                                3,836,722      3,836,722
       Average interest rate
Notes payable, line-of-credit                                   2,346,394      2,346,394
       Variable average interest rate
Long term debt                                           -      9,846,169      9,846,169
  Fixed Rate                                             -      1,922,062      1,922,062
       Fixed average interest rate                    8.18%
  Variable Rate                                          -      7,924,107      7,924,107
       Variable average interest rate                 8.71%
Post retirement benefit liability                        -        399,271        399,271
       Fixed average interest rate                       -

Interest rate swap:
     Variable to fixed                            2,600,000                    (127,421)
          Average pay rate                            4.74%
          Average receive rate                        4.66%

         The Company's exposure to interest rate risk rests primarily with its significant amount of variable rate debt. Should interest rates rise, the Company will be forced to pay higher rates of interest, possibly in a weaker economy.

         The risk associated with variable rate debt is mitigated by the Company's purchase of an interest rate swap. The swap's notional amount mirrors the principal balance of the Industrial Revenue Bond for the Moreau Facility. Also, the pay rate of the swap (variable portion) closely approximates the remark rate on the IRB.

         The remainder of the variable rate, long term debt is without protection and floats with the London Interbank Borrowing Rate. Trends in LIBOR indicate a slightly bearish market over the next year, with analysts expecting modest increases in the six month rate. Upward movement in this interest rate impacts approximately $3 million in debt.

         Fixed rate loans are at or below market rates for such debt. In a rising interest rate environment, such debt would decrease interest costs, in real dollars.

Results of Operations

                       Fiscal Year Ended December 31, 1998
                 Compared to Fiscal Year Ended December 31, 1997

         The Company's net sales for the year ended December 31, 1998 totalled $27,659,786. All the sales were from shipments of resin and formaldehyde by the Company's wholly owned subsidiary, Spurlock Adhesives. The significant revenue increase of 11.87% mainly reflects the addition of the Company's new facility at Moreau, New York which began production in July 1998.

         Cost of sales in 1998 increased 10.82%, to $21,718,458 from $19,597,991 in 1997. The gross margin improved to 21.48% from 20.74% in 1997. Gross profit of $5,941,328 represents a 15.88% increase over the $5,127,086 reported in the prior year. From February 1998 until the startup of the Moreau Facility in July 1998, the Company supplied product from Waverly, Virginia to customers in the northeast in order to lock in a significant portion of the future output of the New York plant. A side effect of this advanced planning was the Company's incurring greater than typical freight costs aggregating an estimated $400,000 in the second quarter and early third quarter of 1998. The negative impact of this arrangement was more than offset by favorable spot market purchases of raw materials during the fourth quarter.

         Operating expenses (selling, general and administrative expenses) increased by 31.04% in 1998, to $6,310,326 or 22.81% of sales from $4,815,638 or
19.48% of sales for the prior year. This significant rise in operating expenses resulted from increased legal and accounting expenses of approximately $1.1 million, relating primarily to the Derivative Suit, and Derivative Suit settlement costs totalling approximately $250,000, as well as customary operating expenses relating to the Moreau Facility following its mid-year startup.

         Other income in 1998 increased almost six fold to $795,002 from $139,307 in the prior year. This substantial increase was due in large part to the Company taking into income the $375,000 SFLP Note from the Spurlock Family Limited Partnership which is secured by Common Stock. Upon the Company entering into the Merger Agreement, management determined that collectability of recovery of the SFLP Note was assured by the Merger Agreement's requirement that the Spurlock Family Limited Partnership repay such note in full at Closing from its portion of the Merger Consideration. Other income for 1998 also included interest income from the invested but unadvanced proceeds of the New York industrial development bond totalling approximately $386,000, an increase of approximately $150,000 over 1997, as well as interest on certain notes from affiliates.

         Interest expense for the year remained relatively unchanged at $699,109 or 2.53% of sales, compared to $627,799 or 2.54% of sales in 1997. Prior to the startup of the New York Facility in July 1998, interest on the approximately $7.5 million of project debt was capitalized. Upon the Moreau Facility entering service in July 1998, the Company began to accrue interest on such debt. The impact of interest accrued on the project debt was mitigated by somewhat lower interest rates, as average debt outstanding remained relatively unchanged between 1998 and 1997.

         Despite the increases in gross profits and other income in 1998, the Company's loss before taxes expanded in 1998 to ($273,085) from ($177,044) in 1997 due to the substantial increase in operating expenses discussed above.

         The Company accrues for income taxes at an effective rate of 34% exclusive of the deduction for state income tax. The effective rate was impacted by the increases in the deferred tax liability (36%), the effect of the non-deductible post retirement benefit and provision for bad debt expenses (38%) and the netting effect of state tax benefits (4%).

         For 1998, the Company reported a net loss of ($296,541), a substantial increase over the net loss of ($24,740) reported in 1997.

                       Fiscal Year Ended December 31, 1997
                 Compared to Fiscal Year Ended December 31, 1996


         The Company's net sales for the year ended December 31, 1997 were $24,725,077, a decrease of 13.68% compared to $28,643,415 in 1996. This decrease resulted from lower average selling prices on Spurlock Adhesives' resin and formaldehyde products due to an oversupply of product in two of the Company's operating regions. Such oversupply was particularly acute in the region served by the Company's Malvern, Arkansas facility. Also, although production volume for formaldehyde remained relatively stable in 1997 at 71,051,940 pounds as compared to 72,211,660 in 1996, resin shipments declined 14.4% to 151,742,035 pounds, primarily due to reduced volume sales from the Malvern plant. All sales in 1997 were generated by Spurlock Adhesives.

         Cost of goods sold for 1997 totalled $19,597,991 or 79.26% of net sales, compared to $21,129,265 or 73.77% of net sales in fiscal 1996. This translated into a decrease in the Company's gross margin to 20.74% in 1997 from 26.23% in 1996. Such margin deterioration resulted from the above described downward pressure on prices exerted by customers purchasing in the competitive, oversupplied regional markets served by the Company's two then existing plants.

         Selling, general and administrative expenses totalled $4,815,638 or 19.48% of net sales in 1997, versus $4,414,422 or 15.41% of net sales in 1996. The $401,216 increase in these expenses was due primarily to the write off of start-up and pre-operating costs of the Moreau, New York project aggregating $533,927. Excluding such start-up and related expenses, in 1997 selling, general and administrative expenses fell by $132,711. Due to the contraction in net sales, however, total selling, general and administrative expenses (including the Moreau related expenses) increased, as a percent of net sales, from 15.41% in 1996 to 19.48% in 1997.

         Interest expense (excluding interest on debt obligations related to the New York Project, which was capitalized) declined 6.0% in 1997. Such decline resulted primarily from lower average outstandings under the Company's working capital facility, which resulted in turn from reduced sales and working capital requirements.

         The Company reported a pre-tax loss of ($177,044) in 1997, a significant decline from $2,515,162 in pre-tax profits reported in the previous year. The 1997 loss reflected primarily the decline in the gross margin and the write-off of start-up and pre-operating costs for the Moreau project, as described above.

         The Company utilized tax benefits totalling $152,304 in 1997, consisting of differences between the accelerated methods of depreciation for income tax purposes and the deferred tax assets created by the post retirement funding and the net operating loss carryforward resulting from the operating loss in 1997. The provision for income tax in 1996 totalled $1,021,487, which consisted of $149,415 in state income tax and $846,091 in federal income tax.


         The Company reported a net loss in 1997 of ($24,740), a significant decline from net income of $1,493,675 reported in the prior year.

Liquidity and Capital Resources

         For many years, the Company has relied heavily on its institutional working capital lenders and its trade creditors to finance its working capital requirements. The Company traditionally has operated, and continues to operate, with a negative working capital position, as it takes advantage of supplier payment terms which exceed those granted to the Company's customers.


         Working Capital. At December 31, 1998, the Company reported a working capital deficit of $12,853,003, a decrease of $10,134,054 from December 31, 1997. This substantially expanded deficit reflects the Company's previously long-term bank financings being moved under current portion of long-term debt due to the Company's violation of certain loan covenants as of December 31, 1998, as described in "General - Credit Facilities" above. Absent the inclusion of such bank financings as current liabilities, the Company would have reported a working capital deficit of $5,349,542, a decrease of $2,630,593 from December 31, 1997. Such decrease reflects primarily the Company's use of approximately
$1,000,000 in additional short term bank borrowings and an approximately $1,800,000 increase in accounts payable and accrued expenses to fund fixed asset expenditures and working capital requirements relating to the Moreau Facility. Trade receivables increased significantly, by approximately $1,000,000 to $2,257,742, and inventories increased only marginally by approximately $87,000 to $617,610, both such increases related primarily to shipments from the Moreau Facility.

         Cash Flow. For the fiscal year ended December 31, 1998, cash provided by net income , depreciation and amortization totalling $949,182 remained relatively unchanged compared to the $948,837 reported in the prior year. Further, net cash provided by operations of approximately $1,785,000 compared to $1,752,000 in 1997. In 1998, an increase in accounts payable and accrued expenses of approximately $1,800,000 offset an approximate $1,365,000 increase in receivables, a modest increase in inventory of approximately $87,000, and the reinstatement of the SFLP Note of $375,000. The Company invested approximately $5,650,000 in additional fixed assets relating to the Moreau Facility, which investment was funded predominantly by the draw down of approximately $3,900,000 in restricted cash relating to the proceeds from the Company's $6,000,000 industrial revenue bond financing. New borrowings aggregating approximately
$1,500,000 supplemented the Company's operating cash flow and such restricted cash in funding the fixed asset purchases and loan repayments of approximately $1,500,000. Net cash declined by approximately $260,000.


         In 1997, the Company reported a cash flow from net income (loss) and depreciation and amortization of $948,837, which represented a significant reduction from the $2,244,732 reported in 1996. The Company supplemented such cash flow with a $224,653 reduction in trade receivables, reflecting lower net sales, and an $805,337 increase in accounts payable and accrued expenses. Working capital decreased by $619,003 to ($2,718,949) at December 31, 1997. Net cash provided by operating activities of $1,700,697 effectively permitted the Company to repay notes and loans in the amount of $1,133,388 and increase other assets (which represent deferred IRB financing fees aggregating $492,423) by $503,539. New borrowings of $7,500,000 funded fixed asset additions of $3,488,587 and restricted cash of $3,889,567. Such restricted cash represents proceeds of the New York industrial development bond financing held in escrow pending disbursement for project costs. Overall, cash and cash equivalents at the end of 1997 increased by $256,613 to $362,685.


         Long Term Debt. In addition to its working capital credit facility, the Company had outstanding at year end 1998 funded debt of approximately $9,850,000, a decrease of approximately $1,000,000 from 1997. As discussed above, due to loan covenant violations at December 31, 1998, approximately $7,580,000 of funded debt which was previously included under long-term liabilities was required to be included under current maturities. Of total funded debt, approximately $7,500,000 relates to the Moreau, New York project, consisting of a term loan in the amount $1,500,000 and a $6,000,000 Industrial Revenue Bond, both described above. The remaining non-credit line funded debt consists of a term loan in the original amount of $3,639,000 with a bank in order to purchase a former leased formaldehyde plant. Outstandings under such term loan totalled $2,224,107 at year end 1998.

         Total liabilities increased by 13.58 in 1998 to approximately $17,200,000, from approximately $15,100,000 in 1997. As a result of this increase, and the 1998 net loss, the ratio of total liabilities to net worth, a measure of financial leverage, increased to 4.41 in 1998 from 3.55 in the prior year.

         In addition to its working capital credit facility, the Company had outstanding at year end 1997 long term debt totalling $9,598,315 (excluding current maturities of $1,279,188), a substantial increase from the $3,402,621 (excluding current maturities of $1,029,090) outstanding at year end 1996. Such increase related to borrowings totalling $7,500,000 relating to the Moreau Facility, described above. In 1996, the Company entered into a term loan in the amount of $3,639,000 with a bank in order to purchase a formerly leased formaldehyde plant. Outstandings under such term loan totalled $2,830,328 at year end 1997. Primarily as a result of the significant increase in funded debt by the Company in 1997, the ratio of total liabilities to total net worth, a measure of leverage, increased at year end 1997 to 3.55 from 1.86 at year end 1996.

         Liquidity. As previously reported, the Company has a $3.5 million revolving credit facility with two lenders, which facility matures in July 1999. In December 1998 and February 1999, the Company was granted overlines on the facility totalling $300,000. On December 31, 1998, outstanding loans under the facility totalled $2,346,394, which amount represented substantially all of the total amount available at such time based on levels of accounts receivable and inventory on which borrowing availability is based. The credit facility provides the Company with an important source of liquidity in addition to cash generated from operations.

         Plant start-up costs, expenditures for fixed assets , working capital requirements related to the Moreau Facility and professional fees and settlement costs relating to the Derivative Suit placed additional burdens on the Company's liquidity position in 1998. These additional requirements were met by significantly increased use of trade credit and a credit facility overline, which supplemented drawdowns of restricted cash and cash generated from net income and depreciation and amortization. The increased working capital requirements associated with Moreau, as well as increased legal and accounting expenses associated with the Derivative Suit and the sale of the Company, continued to strain the liquidity position of the Company into the fourth quarter of 1998, and management believes they will continue to do so in the first half of 1999. However, management believes that the Company's existing credit facilities and core cash flow from earnings and depreciation and amortization will be adequate to fund the Company's short term liquidity and working capital needs. If the Merger is not consummated, management of the Company expects to renegotiate and restructure its credit facilities in order to better provide for the additional working capital requirements of the Moreau Facility. Under the Merger Agreement, the Company's ability to restructure its credit facilities at this time is restricted.

Year 2000

         There has been significant public awareness and attention paid to the Year 2000 (or "Y2K") problem, which stems from the inability of certain computerized devices (hardware, software and equipment) to process year-dates properly after 1999 (in addition to related problems processing leap years and other dates). Affected devices may fail or malfunction unless repaired or replaced. Although the actual magnitude and effect of the issue cannot be reasonably determined in advance, the Company has given it priority. In February 1998, the Company began an analysis of the possible implications to the Company of the Year 2000 problem and the development of a plan to prevent the problem from adversely affecting its operations.

         The Company's plan can be divided into two principal areas:

         (1) Resolution of the internal aspects of the Year 2000 problem. This area includes the effects of the Year 2000 problem on the Company's technology, including computer hardware and software systems, as well as computerized equipment containing programmable logic controllers or other embedded chips ("PLCs" or "chips"). The Company's internal technology Year 2000 plan includes:

                  (i)      Locating,   listing  and  prioritizing  the  specific
                           technology that is potentially subject to the Year 2000 problem (referred to as the "inventory" phase),

                  (ii) Assessing the actual exposure of such technology to the Year 2000 problem by inquiry, research, testing and other means (the "assessment" phase),

                  (iii) Selecting the method necessary to resolve the Year 2000 problems that were identified, including replacement, upgrade, repair or abandonment, and implementing the selected resolution method (the "remediation" phase), and

                  (iv)     Testing the  remediated  or converted  technology  to
                           determine  the  efficacy  of  the  resolutions   (the
                           "testing" phase).

         (2) Determination and control of the external aspects of the Year 2000 problem. This area includes:

                  (i) Assessing the risk posed by possible business interruption or production difficulties affecting important customers and suppliers of goods, services and essential utilities due to Year 2000 problems affecting their technology or business, and

                  (ii) Developing contingency plans to address failures by external parties to remediate fully any Year 2000 problems that are material to the Company. Assessment of external parties is accomplished by written and verbal inquiry, and by research to the extent that reliable information is available.

         To date, the Company has made progress on the internal aspects of the plan. The majority of the Company's business operations have completed the inventory and assessment phases. Also, management believes that approximately 80% of required remediation has been achieved, primarily through the replacement of certain equipment and systems. Remediation is expected to be completed by July 1, 1999, with testing of remediated or converted internal systems to continue through calendar year 1999. The sequence and extent of testing will be prioritized by the importance of the technology, with initial focus on two areas:

         (i) the Company's information technology, including critical computer hardware and software systems, and

         (ii)the Company's non-information technology, including PLCs embedded in key machinery and equipment.

         The Company has assessed its internal operational exposure to the failure of PLCs. Information provided by the manufacturers of the PLCs within the Company's machinery and equipment indicates that there do not appear to be any PLCs that will cause material Year 2000 problems. The Company is currently seeking technical assistance in order to test certain PLCs to confirm manufacturers' representations regarding the absence of material Year 2000 problems. Testing of PLCs is not a routine practice, and there can be no assurances that the Company will be able to conduct such test on PLCs or that the tests will lead to reliable conclusions. In addition, there can be no assurances that the Company will be able to conduct tests on all of its internal technology, or that the tests will be fully successful in detecting Y2K problems within the internal technology.

         The Company's operations are dependent on its relationships with third parties, including suppliers of raw materials and the Company's customers. See "Spurlock Industries - Customers" and "- Raw Materials and Suppliers." The
Company has begun communicating with such third parties in an effort to determine their Year 2000 readiness. Based on preliminary discussions, such parties have indicated that they are, or will be, Year 2000 ready. A formal evaluation of external parties will be initiated in March, 1999, and will continue throughout 1999. Determining the Year 2000 readiness of external parties requires collection and appraisal of voluntary statements made or provided by those parties, if available, together with independent factual research. Although the Company has cooperated in the Y2K efforts of its customers and suppliers, and will take reasonable efforts to gather information to determine the readiness of external parties, often such information is not provided voluntarily, is not otherwise available, or is not reliable.

         In assessing the risks to the Company's business arising from the Year 2000 problem, the Company also recognizes that it is subject to operational risks relating to the readiness of public utilities, transportation facilities, financial services providers and government operated services. The loss of services from one or more of these entities could interrupt or disrupt business unit operations. Furthermore, with respect to certain fundamental services such as electricity and telecommunications, it may be impractical to develop contingency plans (such as alternative power generation or telecommunication methods) to mitigate the potential adverse effects. The Year 2000 readiness of these external parties is substantially beyond the Company's knowledge and control, and there can be no assurances that the Company will not be adversely effected by the failure of an external party to adequately address the Year 2000 problem.

         At this time, the Company believes the most likely worst case year 2000 scenario would not have a material effect on the Company's results of operations, liquidity and financial condition for the year ending December 31, 2000. The Company does not foresee a material loss of revenue due to the Year 2000 issue. However, this estimate is based on management's assessments of the likelihood of occurrence of possible scenarios; the Company believes that no entity can address the virtually unlimited possible circumstances related to Year 2000 issues, including risks outside of the Company's market area. While unlikely, it is acknowledged that failure by the Company to successfully implement its Year 2000 plan, its modifications and conversions, or to adequately access the likelihood of various events relating to the Year 2000 issue, could have a material impact on the Company's operations. Therefore, this could potentially result in a material adverse effect on the Company's results of operations and financial conditions.

         Prior to June 30, 1999, the Company expects to develop initial contingency plans to address situations wherein the readiness of the internal technology or external parties is not sufficiently assured, and practical alternative products, services or methods are available. Thereafter, as the Year 2000 approaches, the Company will monitor and update such contingency plans as are appropriate to address any changes in the Company's year 2000 risks. The Company currently estimates the total cost for addressing the Y2K problem will be approximately $80,000. These costs do not include the Company's internal costs incurred for the Y2K project, such costs being principally payroll costs for personnel assigned to such project, as the Company does not have a tracking system to capture these items. However, management does not believe that such internal costs are or will be material. Also, the estimated amounts do not include estimated costs associated with the implementation of any contingency plans that may be developed by the Company during fiscal year 1999. The costs associated with preparing for the Y2K problem have been and are expected to continue to be expensed as incurred and are being funded with cash from operations. As of December 31, 1998, the Company had spent approximately $60,000. The Company does not expect the total cost of addressing the Y2K problem with respect to its internal technology to be material to its consolidated financial condition or results of operations.

         The above projections of total costs to implement the Company's Year 2000 plan and estimated timetable for completion are based on management's best estimates, which are necessarily based in part on assumptions of future events including the continued availability of adequate resources and completion of third party modification plans. There can be no guarantee that these estimates will be achieved; actual results could differ from the Company's current estimates. Specific risk factors that might cause material differences include, but are not limited to, the availability and cost of personnel with adequate programming skills, the availability of replacement equipment and components and the ability to locate and correct all relevant computer codes. The inability to control the actions and plans of vendors and suppliers, customers, government entities and other third parties with respect to Year 2000 issues are associated risks.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of the Record Date by (a) each director of the Company, (b) each of the most highly compensated executive officers of the Company (the "Named Executive Officers"), (c) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, and (d) all current directors and executive officers, as a group. For the purposes of the following table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Exchange Act, under which, in general, a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose or direct disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days. Except as otherwise indicated (i) each shareholder identified in the table possesses sole voting and investment power with respect to his shares, and (ii) the mailing address of each individual is Spurlock Industries, Inc., 125 Bank Street, Waverly, Virginia 23890.

Name and Address                                           Common Stock
of Beneficial Owner                                     Beneficially Owned              Percent of Class*
-------------------                                     ------------------              -----------------

Phillip S. Sumpter (1)                                           80,000                         1.2
Irvine R. Spurlock (2)(3)(4)(9)                               3,409,800                        51.4
Harold N. Spurlock, Sr. (2)(5)(9)                             3,645,800                        55.4
Kirk J. Passopulo (6)                                            25,000                         0.4
Lance K. Hoboy (7)                                              120,000                         1.8
Raymond G. Tuttle                                                     0                           0
Glen S. Whitwer                                                       0                           0
Borden Chemical, Inc. Borden Chemical                         3,695,800                        56.2
Holdings, Inc., BW Holdings, LLC, SII
Acquisition Company, Whitehall Associates, LP,
KKR Associates (8)(9)
180 East Broad Street
Columbus, Ohio  43215
Lee Rasmussen (9)                                               346,283                         5.3
14945 E. Radcliffe Drive
Aurora, CO  80015
Executive officers and  directors as a group                  3,940,800                        58.8

(eight persons)(9)

*Based on 6,578,639 shares of Common Stock outstanding at the Record Date. On March 11, 1999, the Company issued 50,000 shares of Common Stock to the plaintiffs in the Derivative Suit pursuant to the Stipulation and Settlement Agreement, and as of [March __, 1999] there were 6,628,639 shares of Common Stock outstanding.

(1) Includes options to purchase 50,000 shares of Common Stock at $.55 per share pursuant to the 1995 Stock Incentive Plan and 30,000 shares owned by Mr. Sumpter's spouse.

(2) Includes beneficial ownership of 3,339,800 shares held by the Spurlock Family Limited Partnership, which has a mailing address identical to that of Irvine R. Spurlock. The general partner of the Spurlock Family Limited Partnership is the Spurlock Family Corporation, control of which at [ March 1, 1999] was held, in part, by Harold N. Spurlock, Sr. and Irvine R. Spurlock.

(3) Pursuant to an agreement between Lloyd B. Putman, H. Norman Spurlock, Jr. and Irvine R. Spurlock, dated January 12, 1996, Irvine and Norman Spurlock each purchased 507,400 shares of Air Resources' common stock from Mr. Putman in consideration of a joint promissory note due in installments ending May 2000. In accordance with the stock purchase agreement, the shares purchased have been pledged as security for the promissory note, but Messrs. Spurlock retained the right to vote their respective shares until an event of default thereunder. Irvine and Norman Spurlock transferred all such shares to the Spurlock Family Limited Partnership in 1996. Effective April 8, 1998, Norman Spurlock resigned as an officer and a director of, and relinquished all interest in, the Partnership's general partner, the Spurlock Family Corporation.
(4) Includes options to purchase 50,000 shares of Common Stock at $.50 per share pursuant to the 1995 Stock Incentive Plan and 20,000 shares of Common Stock owned as trustee of the Irvine R. Spurlock Declaration of Living Trust (the "I. Spurlock Trust").
(5)      Includes  306,000  shares of Common Stock held as trustee of the Harold
         N. Spurlock, Sr. Declaration of Living Trust dated December 17, 1998 (the "H. Spurlock Trust").

(6) Includes options to purchase 25,000 shares of Common Stock at $.50 per share pursuant to the 1995 Stock Incentive Plan. The options held by Mr. Passopulo expire May 15, 2005.

(7)      Includes 120,000 shares of Common Stock owned by Mr. Hoboy's spouse.
(8) Pursuant to the Voting Agreement, a copy of which is attached hereto as Appendix B, the listed persons have acquired a beneficial interest in the following voting securities of Company: 3,339,800 shares of Common Stock held by the Spurlock Family Limited Partnership, 30,000 shares of Common Stock held by Phillip S. and Katherine G. Sumpter, 20,000 shares of Common Stock held by the I. Spurlock Trust and 306,000 shares of Common Stock held by the H.
         Spurlock Trust.
(9) On March 11, 1999, the Spurlock Family Limited Partnership transferred 225,000 shares of Common Stock to Lee Rasmussen pursuant to the SFLP Settlement Agreement. Also on March 11, 1999, the Company issued 50,000 shares of Common Stock jointly to the plaintiffs in the Derivative Suit pursuant to the Stipulation and Settlement Agreement. For the purposes hereof, all 50,000 of such shares have been attributed to Mr. Rasmussen. The security ownership of persons affected as a result of these transfers was as follows:

                                                        Common Stock Beneficially
         Name                                           Owned as of March 11, 1999         Percent of Class*
         ----                                           --------------------------         -----------------
         Irvine R. Spurlock                                      3,184,800                          47.7
         Harold N. Spurlock, Sr.                                 3,420,800                          51.6
         Borden Chemical, Inc. Borden Chemical                   3,470,800                          52.4
            Holdings, Inc., BW Holdings, LLC,
            SII Acquisition Company, Whitehall
            Associates, LP, KKR Associates
         Lee Rasmussen                                            621,283                            9.4
         Executive Officers and                                 3,715,800                          55.0
            Directors as a Group

* Based on 6,628,639 shares of Common Stock outstanding on March 11, 1999.

                              INDEPENDENT AUDITORS


         The consolidated financial statements of the Company as of December 31, 1998 and 1997, and for the two years ended December 31, 1998, included in this Proxy Statement have been audited by Cherry, Bekaert & Holland, L.L.P., independent auditors, as stated in their report herein. The consolidated financial statements of the Company for the year ended December 31, 1996, included in this Proxy Statement have been audited by James E. Scheifley & Associates, P.C. (formerly Winter, Scheifley & Associates, P.C.), independent auditors, as stated in their report herein.

         The Board of Directors appointed, as ratified by the Company's shareholders, Cherry, Bekaert & Holland, L.L.P. to perform the audit of the Company's financial statements for the year ended December 31, 1998. A representative from Cherry, Bekaert & Holland, L.L.P. is expected to be present at the Special Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.


                        PROPOSALS FOR 1999 ANNUAL MEETING

         If the Merger is not consummated, the Company would anticipate holding the 1999 Annual Meeting of Shareholders on or about May 18, 1999. Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 1999 Annual Meeting must cause such proposal to be received, in proper form, by the Secretary of the Company, whose address is P.O. Box 8, Waverly, Virginia 23890, a reasonable time (approximately 120 days) before the Company begins to print and mail its proxy materials, in order for the proposal to be considered for inclusion in the Company's Proxy Statement.


         The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate Directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for Director at the 1999 Annual Meeting of Shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 1999 Annual Meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 1999 Annual Meeting of Shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 1999 Annual Meeting. Based on (i) the anticipated meeting date of May 18, 1999 and (ii) public disclosure by the Company of such meeting date, as assumed by the bylaws, at least 70 calendar days prior to such meeting, a shareholder's notice to nominate directors or bring other business before the 1999 Annual Meeting would have to have been received by the Company no later than March 19, 1999, or it will be considered untimely. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.

                            SPURLOCK INDUSTRIES, INC.


                        Consolidated Financial Statements
                                   years ended
                           December 31, 1998 and 1997

                            SPURLOCK INDUSTRIES, INC.






                                    Contents

                                                                          Page

Independent Auditors' Report                                              1

Consolidated Balance Sheets                                               2

Consolidated Statements of Operations                                     3

Consolidated Statements of Stockholders' Equity                           4

Consolidated Statements of Cash Flows                                     5

Notes to Consolidated Financial Statements                                6-20

                          Independent Auditors' Report



Board of Directors and
   Shareholders
Spurlock Industries, Inc.
Waverly, Virginia


We have audited the accompanying consolidated balance sheets of Spurlock Industries, Inc. and Subsidiary (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Spurlock Industries, Inc. and subsidiary as of December 31, 1998 and 1997, and the results of their operations, and their cash flows for the years then ended, in conformity with generally accepted accounting principles.






Richmond, Virginia
February 12, 1999

                    REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
Spurlock Industries, Inc.

We have  audited  the  accompanying  consolidated  balance  sheets  of  Spurlock
Industries, Inc. as of December 31, 1996, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spurlock Industries, Inc. as of December 31, 1996, and the results of its operations, and its cash flows for the year then ended, in conformity with generally accepted accounting principles.






Englewood, Colorado
January 17, 1997

                                                                                                                -2-
SPURLOCK INDUSTRIES, INC.

Consolidated Balance Sheets
December 31, 1998 and 1997


                                                                                1998                      1997
                                                                           -------------             --------------
         Assets
         Current assets
                  Cash and cash equivalents                                $     105,460             $      362,685
                  Accounts receivable, trade, net                              2,257,742                  1,222,277
                  State income tax receivable                                     10,624                     40,713
                  Federal income tax receivable                                  227,552                    151,000
                  Accounts and notes receivable
                     Officers current portion                                    403,136                    101,944
                  Inventories                                                    617,610                    530,183
                  Deferred tax asset                                                   -                     92,908
                  Prepaid expenses                                                32,666                    144,457
                                                                           -------------             --------------

                           Total current assets                                3,654,790                  2,646,167
                                                                           -------------             --------------

         Property, plant and equipment,
         Net of accumulated depreciation
         of  $6,076,617 and $4,890,414                                        16,438,662                 12,043,300
                                                                           -------------             --------------

         Other assets
                  Cash restricted                                                      -                  3,889,567
                  Accounts and notes receivable - officers                         6,675                     59,122
                  Cash value of annuity                                          316,401                    171,995
                  Other                                                          487,188                    591,280
                  Miscellaneous Accounts Receivable                              258,990                    _     -
                                                                           -------------             --------------

                           Total other assets                                  1,069,254                  4,711,964
                                                                           -------------             --------------


                           Total assets                                    $  21,162,706             $   19,401,431
                                                                           =============             ==============


         Liabilities and Stockholders' Equity

         Current liabilities
                  Notes payable, line-of-credit                            $   2,346,394             $    1,341,622
                  Current portion of long-term debt                            9,571,487                  1,279,188
                  Accounts payable, trade                                      3,836,722                  2,378,597
                  Accrued expenses                                               745,550                    365,709
                  Deferred tax liability                                           7,100                          -
                  Accrued payroll and payroll taxes                                  540                          -
                                                                           -------------             --------------

                           Total current liabilities                          16,507,793                  5,365,116
                                                                           -------------             --------------

         Long-term liabilities
                  Long-term debt                                                 274,682                  9,598,315
                  Post retirement benefit liability                              399,271                    166,956
                  Other liabilities                                                6,708                      3,001
                                                                           -------------             --------------

                           Total long-term liabilities                           680,661                  9,768,272
                                                                           --------------            --------------

         Stockholders' equity
                  Preferred stock, $0 par value
                  5,000,000 shares authorized
                  no shares issued and outstanding                                     -                          -

                  Common stock. No par value
                  500,000,000 shares authorized
                  6,578,639 and 6,573,639 shares
                  issued and outstanding in 1998
                  and 1997,  respectively                                              -                          -
                  Paid in capital                                              4,811,564                  4,808,814
                  Accumulated deficit                                           (837,312)                  (540,771)
                                                                           --------------            ---------------

                                                                               3,974,252                  4,268,043
                                                                           -------------             --------------


                           Total liabilities and stockholders' equity      $  21,162,706             $   19,401,431
                                                                           =============             ==============







                                                                                                                -3-
SPURLOCK INDUSTRIES, INC.

Consolidated Statements of Operation
For the Years Ended December 31, 1998, 1997 and 1996


                                                                1998              1997             1996
                                                            -------------    -------------     -------------

Revenue

         Net sales                                          $  27,659,786    $  24,725,077     $  28,643,415
         Cost of sales                                         21,718,458       19,597,991        21,129,265
                                                            -------------    -------------     -------------

                                                                5,941,328        5,127,086         7,514,150
                                                            -------------    -------------     -------------

Selling, general and administrative expenses                    6,310,326        4,815,638         4,414,422
                                                            -------------    -------------     -------------


Other income and (expense)
         Other income                                             795,022          139,307            83,376
         Interest expense                                        (699,109)        (627,799)         (667,942)
                                                            --------------   --------------    --------------

                                                                   95,913         (488,492)         (584,566)
                                                            -------------    --------------    --------------

                  Income (loss) before taxes                     (273,085)        (177,044)        2,515,162

Income tax expense (benefit)                                       23,456         (152,304)        1,021,487
                                                            -------------    --------------    -------------




                  Net income(loss)                          $    (296,541)   $     (24,740)    $   1,493,675
                                                            ==============   ==============    =============


Per share information


         Basic earnings (loss) per share                    $      (0.05)    $        0.00     $        0.22
                                                            =============    =============     =============

         Diluted earnings (loss) per share                  $      (0.05)    $        0.00     $        0.22
                                                            =============    =============     =============






                                                                                                                -4-
SPURLOCK INDUSTRIES, INC.

Consolidated Statements of Stockholders' Equity
For the Years Ended December 31, 1998, 1997 and 1996


                                            Common           Paid in          Preferred        Preferred        Accumulated
                                            Shares           Capital           Shares            Stock            Deficit
                                            ------           -------           ------            -----            -------

Balance December 31, 1995                   4,325,066     $   2,528,814        1,200,000     $   2,400,000    $ (2,009,706)

Conversion of preferred shares              2,400,000         2,400,000      (1,200,000)       (2,400,000)                -

Acquisition and cancellation of shares      (151,427)         (120,000)                -                 -                -

Net income for the year                             -                 -                -                 -        1,493,675
                                        -------------     -------------    -------------     -------------    -------------

Balance December 31, 1996                   6,573,639         4,808,814                -                 -        (516,031)

Net loss for the year                               -                 -                -                 -         (24,740)
                                        -------------     -------------    -------------     -------------    -------------

Balance December 31, 1997                   6,573,639         4,808,814                -                 -        (540,771)

Issuance of common shares                       5,000             2,750                -                 -                -

Net loss for the year                               -                 -                -                 -        (296,541)
                                        -------------     -------------    -------------     -------------    -------------


Balance December 31, 1998                   6,578,639     $   4,811,564                -     $           -    $   (837,312)
                                        =============     =============    =============     =============    =============





                                                                                                                -5-
SPURLOCK INDUSTRIES, INC.

Consolidated Statements of Cash Flows
For the Years Ended December 31, 1998, 1997, and 1996


Operating activities:                                           1998              1997             1996
                                                            -------------    -------------     ------------
Net income (loss)                                           $    (296,541)   $      (24,740)   $  1,493,675
Adjustments to reconcile net income
     (loss) to net cash:
   Depreciation and amortization                                1,245,723           973,577         751,057
   Reinstatement of loan to principal holders
   of equity securities                                          (375,000)                -               -
   Write-off of advances to a principal holder of
     equity securities                                                  -            51,357               -
   (Increase) decrease in trade receivables                    (1,035,465)          224,653         420,306
   (Increase) in other receivables                               (329,214)         (182,995)              -
   (Increase) decrease in trading securities                            -                 -         200,000
   (Increase) decrease in inventory                               (87,427)           11,449          54,133
   (Increase) decrease in prepaid expenses                        111,791             2,510        (108,843)
   Increase (decrease) in deferred tax liability                  100,008          (236,384)        131,946
   Increase (decrease) in accounts payable
     and accrued expenses                                       1,838,506           805,337        (380,584)
   Increase in other liabilities                                    5,442             3,001               -
   Increase in post retirement benefit                            232,315           124,289          42,667
                                                            -------------    --------------    ------------

Total adjustments                                               1,706,679         1,776,794       1,110,682
                                                            -------------    --------------    ------------

Net cash provided by
   Operating activities                                         1,785,138         1,700,697       2,604,357

Investing activities:
Purchase of fixed assets                                       (5,641,085)       (3,488,587)     (1,184,369)
(Increase) decrease in cash restricted for
  capital expenditures                                          3,889,567        (3,889,567)              -
Increases in cash value of annuity                               (144,406)                -               -
                                                            --------------   --------------    ------------

Net cash provided by (used in)
   Investing activities                                        (1,895,924)       (7,378,154)     (1,184,369)

Financing activities:
(Increase) decrease in other assets                               104,092          (503,539)          2,814
Acquisition of common shares                                            -                 -        (120,000)
Issuance of common stock                                            2,750                 -               -
Proceeds of new borrowings                                      1,517,539         7,500,000               -
Repayment of loans to principal holders of
  equity securities                                               150,016            65,816          30,000
Loans to principal holders of equity securities                         -           (46,176)       (125,970)
Repayment of notes and loans                                   (1,545,836)       (1,133,388)     (1,351,511)
                                                            --------------   ---------------   -------------

Net cash provided by (used in)
   Financing activities                                           228,561         5,882,713      (1,564,667)

Net increase in cash and cash equivalents                        (257,225)          256,613        (144,679)

Beginning cash                                                    362,685           106,072         250,751
                                                            -------------    --------------    ------------


Ending cash                                                 $     105,460    $      362,685    $    106,072
                                                            =============    ==============    ============


Supplemental cash flow information Cash paid for:

Interest expense                                            $     699,109    $      621,149    $    667,942
                                                            =============    ==============    ============

                  Income taxes                              $           -    $       84,080    $    658,577
                                                            =============    ==============    ============


Non-cash financing and investing activities:

   Acquisition of fixed assets with note payable            $           -    $            -    $  3,305,168
                                                            =============    ==============    ============


                                                                             -6-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997


Note 1 - Summary of significant accounting policies


Organization and operations

Spurlock Industries, Inc. (the "Company") was originally incorporated on March 17, 1986 in Colorado as Air Resources Corporation. On January 27, 1996, Spurlock Industries, Inc. was formed in Virginia. A merger of the two corporations was completed on July 26, 1996. The merger was accounted for as a recapitilization and no adjustments were made to the carrying amounts of assets and liabilities of the combined companies. Shares of the combining companies were exchanged on a one for one basis. The Company is engaged in the development, production, and distribution of resins, liquid fertilizers and formaldehyde.


Principles of consolidation

The consolidated financial statements include the accounts of Spurlock Industries, Inc. and wholly owned subsidiary Spurlock Adhesives, Inc. All significant intercompany transactions have been eliminated. Substantially all of the Company's revenues have been derived from the operations of Spurlock Adhesives, Inc.


Restricted cash

Undisbursed funds generated by the Industrial Revenue Bonds were restricted to the construction of the new formaldehyde manufacturing facility in New York State. Disbursements were executed by the trustees upon the presentation of approved construction draws. This project was completed, and restricted cash disbursed, in July 1998.


Inventories

Inventory is stated at the lower of cost or market using the first in, first out method. Finished goods include raw materials, direct labor and overhead. Raw materials include purchase and delivery costs. Inventory consists of the following at December 31.

                                                 1998                1997
                                            -------------       -------------

                  Raw materials            $      501,062       $     467,319
                  Work in process                   7,698               8,028
                  Finished goods                  108,850              54,836
                                            -------------       -------------


                                           $      617,610       $     530,183
                                            =============        ============



Start-up and pre-operating costs

Start-up  and  pre-operating  costs  including  all  nonrecurring,   non-capital
manufacturing and other costs, such as promotional expenses incurred in preparing for the operation of the new facility have been expensed as incurred.

                                                                             -7-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997
                                                    (continued)


Note 1 - Summary of significant accounting policies (continued)


Deferred financing costs

Costs associated with obtaining Industrial Revenue Bond financing to construct the new manufacturing facility in New York State, were capitalized. These costs are to be amortized, utilizing the interest method, over the life of the Industrial Revenue Bond, as an adjustment to interest expense.


Revenue recognition

The Company recognizes revenue on the sales of its products at the time of shipment.


Cash and cash equivalents

Cash and cash equivalents, consist of deposits and high liquid debt instruments with original maturities of less than 90 days.


Accounts Receivable

Accounts receivable are shown net of the allowance for doubtful accounts of $55,315 and $12,981 in 1998 and 1997 respectively.


Environmental costs

The Company's business activities are monitored by state and federal environmental agencies and the Company is required to obtain permits for the operation of its facilities. Environmental expenditures that relate to current operations are expensed or capitalized as appropriate. Liabilities are recorded when environmental assessments and or remedial efforts are probable, and the costs can be reasonably estimated. Generally, the timing of these accruals coincides with the completion of a feasibility study or commitment to a formal plan of action. Environmental costs charged to operations aggregated $127,834, $184,259, and $202,076 for the years ended December 31, 1998, 1997 and 1996, respectively.


Advertising

Advertising costs are charged to expense when incurred. Amounts charged to expense were $8,889, $8,291, and $28,101 for the years ended December 31, 1998, 1997, and 1996, respectively.

                                                                             -8-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997
                                                    (continued)


Note 1 - Summary of significant accounting policies (continued)


Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates making it reasonably possible that a change in these estimates could occur in the near term.


Income taxes

Deferred income taxes arise from temporary differences resulting from income and expense items (principally net operating losses, postretirement benefits, and accelerated depreciation) reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.


Reclassifications

Certain 1997 and 1996 amounts have been reclassified to conform with the 1998 presentation.


Earnings per share

Effective December 31, 1997, the Company adopted SFAS No. 128, Earnings per Share. This statement replaces primary and fully diluted earnings per share with basic and diluted earnings per share. Basic earnings per share excludes dilution and is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if all stock options and other stock-based awards, as well as convertible securities, were exercised and converted into common stock. All net income per share amounts for all periods have been presented and, where appropriate, restated to conform to SFAS No. 128 requirements.


Concentration of credit risk

The Company's short-term financial instruments consist of cash and cash equivalents, accounts and loans receivable, and payables and accruals. The carrying amounts of these financial instruments approximates fair value because of their short-term maturities. Financial instruments that potentially subject the Company to a concentration of credit risk consist principally of cash and accounts receivable, trade. During 1998 the Company did not maintain cash deposits at financial institutions in excess of the $100,000 limit covered by the Federal Deposit Insurance Corporation. The Company has several major customers, the loss of any one of which could have a material negative

                                                                             -9-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997
                                                    (continued)

Note 1 - Summary of significant accounting policies (concluded)

Concentration of credit risk (concluded)

impact upon the Company. Additionally, the Company maintains a line of credit and a significant portion of its long-term debt with two financial institutions. The maintenance of a satisfactory relationship with these institutions is of significant importance to the Company.


Stock-based compensation

The Company applies Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations in the accounting for its stock-based compensation plans. Accordingly, no compensation expense has been recognized for the stock options granted and employee stock purchases. The Company has adopted the disclosure-only provisions of SFAS No. 123, Accounting for Stock-Based Compensation.


New accounting pronouncements

The Statement of Financial Accounting Standards No. 133 - Accounting for Derivative Instruments and Hedging Activities

This Statement standardizes the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, by requiring that an entity recognize those items as assets or liabilities in the statement of financial position and measure them at fair value. The statement is effective for all fiscal quarters of all fiscal years beginning after June 15, 1999. The Company is evaluating the potential impact of adopting SFAS No. 133 and does not expect the adoption of SFAS No. 133 to have a material adverse impact on financial condition or results of operation.


Note 2 - Sale of the Company

On December 18, 1998, the Company, signed an "Agreement and Plan of Merger" (the "Agreement") with Borden Chemical, Inc., a Delaware corporation, and SII Acquisition Company, a Virginia corporation and wholly-owned subsidiary of Borden Chemical. The Agreement provides for the merger of SII Acquisition Company with and into the Company. As a result, the Company will be a wholly-owned subsidiary of Borden Chemical.

Subject to the terms and conditions of the Agreement, each issued and outstanding share of Common Stock of the Company, will automatically be cancelled and cease to exist and shall be converted into the right to receive a per share amount equal to $3.40 in cash, subject to possible downward adjustments for certain contingencies.

Borden Chemical, SII Acquisition and certain executive officers and majority shareholders of the Company have also entered into a Voting Agreement, dated as of December 18, 1998, pursuant to which such executive officers and majority shareholders have agreed, among other things, to vote the shares of Common Stock owned by them, constituting approximately 56.2% of the outstanding shares of the Company. The merger awaits the completion of the review of the merger proxy statement by the Securities and Exchange Commission and formal approval by the stockholders.

                                                                            -10-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997
                                                    (continued)


Note 3 - Misappropriation of assets and restatement of financial statements

On January 23, 1998, the Company discovered that financial information regarding payments on a note receivable from an officer/director/principal shareholder of the Company and the payment of travel and related expenses of this individual has been falsified to intentionally mislead management concerning their propriety. Subsequent to this discovery, another officer/director/principal shareholder admitted to the payment of personal expenses by the Company recorded as equipment. An independent investigation concluded that these acts were apparently conducted through collusion of two other employees of the Company. Accordingly, records of the Company, and its predecessor companies, were apparently falsified as early as 1992.

On April 10, 1998, settlement was reached regarding the personal expenses paid by the Company, aggregating approximately $267,000. Restitution included interest, at the cost of funds to the Company to settlement date, as well as partial reimbursement of professional expenses. The aggregate principal amount of restitution, at April 10, 1998, was $375,000. The principal amount of restitution bears interest at 9.00%, payable monthly in advance, with the entire principal amount due April 8, 2003. Although collateral and guarantees were obtained, it was management's opinion that sufficient uncertainty existed, at the time the settlement was reached, to recognize the recovery as received.

Upon the completion of the Agreement (See Note 2), management determined that collectability of the recovery was assured by requiring payment from the merger transaction.

After restatement, the pretax effect of the overstatement of selling, general and administrative expenses related to the misappropriation amounted to $15,484, and the understatement of interest income of $11,182, all of which is deemed immaterial. The amounts of the restatements were mitigated by the initial recognition of the personal expense as travel and entertainment expenses and the full restitution of the amounts capitalized. Since learning of the misappropriation, the Company has taken actions intended to prevent a recurrence of this situation.


Note 4 - Investments

Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities. Trading securities are recorded at fair value as a current asset with the change in fair value during the period included in earnings. There were no investments held as trading securities as of December 31, 1998 and 1997 or for the years ended December 31, 1998 and 1997. The Company purchased trading securities during the year ended December 31, 1996 for cash aggregating $397,500. The Company had sales proceeds from trading securities during the year ended December 31, 1996, amounting to $581,167 and realized a (loss) for this period aggregating $(16,333).

                                                                            -11-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997


Note 5 - Property and equipment

Property and equipment consist of the following:

                                                              Estimated
                                                            useful lives                   1998                      1997
                                                          -----------------         -----------------         -----------------

Land                                                              -                 $         543,866         $         219,233
Land Improvement                                                 7-20                        249,415                    -
Building                                                        15-30                       6,379,321                 5,440,321
Machinery and equipment                                          5-15                      14,684,187                 7,358,963
Construction in progress                                         5-15                         168,219                     2,932
Vehicles                                                         5-7                          280,976                   273,596
Furniture and fixtures                                           5-7                          209,295                   161,101
                                                                                    -----------------         -----------------
                                                                                    $      22,515,279         $      16,933,714
Less: Accumulated depreciation and amortization                                             6,076,617                 4,890,414
                                                                                    -----------------         -----------------


                                                                                    $      16,438,662         $      12,043,300
                                                                                    =================         =================


Depreciation charged to operations was $1,245,723, $973,577, and $751,057 for the years ended December 31, 1998, 1997 and 1996, respectively.

Note 6 - Line of credit

The Company utilizes a revolving line of credit secured by accounts receivable and inventories to provide working capital. Advances under this line of credit bear interest at the lesser of prime + .5% or LIBOR + 2.75% , and are limited to the lesser of revolving $3,650,000 or 85% of eligible accounts receivable and 60% of the inventory value. At December 31, 1998 and 1997 advances outstanding totaled $2,346,394 and $1,341,622, respectively. This credit facility is also subject to the same covenants as those of long-term debt. (See Note 8)

Note 7 - Advances and notes receivable for principal holders of equity securities

Accounts and notes receivable from principal holders of equity securities consisted of the following at December 31:

                                         1998                      1997
                                   -----------------         -----------------

Notes receivable and advances
with various interest rates        $         409,811         $         161,066
Less: current portion                        403,136                   101,944
                                   -----------------         -----------------


                                   $           6,675         $          59,122
                                   =================         =================


During 1997, the Company wrote off $51,357 in advances and notes receivable for a principal holder of equity securities.

During 1998, a note receivable to a former officer and director for $375,000 was reinstated. This note had not been recognized as collectable at December 31, 1997 due to uncertainty of resources to repay. The reinstatement of this note receivable is based upon the impending completion of the sale of the Company's stock as described in Note 2. This note was originated by the restitution settlement dated April 10, 1998. (See Note 3)

                                                                            -12-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997


Note 8 - Long-term debt

Bank Borrowing Arrangements

At December 31, 1998, the Company had agreements with two banks that have extended credit, through lines of credit, loans and standby letters of credit, comprising the majority of borrowings of the Company . Under these agreements, as amended (the "Bank Loan Agreements"), borrowings under the various credit facilities are subject to certain provisions and covenants which, among other things, require specific levels of net worth and profitability and limit the amount of future capital expenditures.

As of the above date, the Company violated the net worth and profitability covenants of the Bank Loan Agreement. The impact of the Company's violations is the acceleration of the long-term portion of the affected loans to current liabilities. Management has requested forbearance from the lenders concerning these violations, in anticipation of the sale of the Company.

                                                                                           1998                      1997
                                                                                    -----------------         -----------------
Note payable bank,  payable in monthly  installments
   of $6,250 plus interest at 8.0% through May 2003
   secured by plant and equipment                                                   $       1,400,000         $       1,500,000

Industrial revenue bonds, payable in quarterly installments
   of $150,000 through April 1, 2008 with interest at
   4.74 % on December 31, 1998 collateralized by the Plant
    in Moreau, New York.                                                                    5,700,000                 6,000,000
Note payable bank payable in monthly installments of
   $50,542  with  interest  at prime  plus .5% or
   LIBOR  plus  2.75%  (7.85%  at December 31, 1998)
   collateralized by plant and equipment due July, 2002                                     2,224,107                 2,830,328

Note payable bank, payable in monthly installments
   of $1,832 at 12% interest, collateralized by real
   property due in August, 2004                                                                     -                    99,934

Note payable, supplier, payable in monthly installments
   of $14,814, with interest at 8.25%, through August 1999                                    137,083                   263,185

Note payable, bank, payable in monthly installments of
   $1,334 including interest of 8.25% through August 2003                                     135,134                         -

Note payable, vendor, payable in monthly installments of
   $1,778 including interest of 9.25% through October 2003                                     91,218                         -

Various notes payable, payable in monthly installments of
   $5,808 with interest from 8% to 10% due December 1997
   to October 2000 collateralized by personal property                                        158,628                   114,116
                                                                                    -----------------         -----------------
                                                                                            9,846,169                10,877,503

Less current portion                                                                        9,571,487                 1,279,188
                                                                                    -----------------         -----------------
                                                                                    $         274,682         $       9,598,315
                                                                                    =================         =================

                                                                            -13-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997


Note 8 - Long-term debt (concluded)

Maturities of long-term debt are as follows:

         1999                                            $       9,571,487
         2000                                                       47,863
         2001                                                       28,110
         2002                                                       14,319
         2003                                                      184,389
         Thereafter                                                      -
                                                         -----------------

                                                         $       9,846,169


In October 1997, the Company obtained an irrevocable letter of credit in the amount of $6.0 million. As of December 31, 1998 this letter of credit had been reduced to $3.1million. The letter of credit has a term of five years and collateralizes the Company's obligations under the Industrial Revenue Bond financing for the New York State manufacturing facility. The fair value of this letter of credit approximates the contract value based on the nature of the fee arrangement with the issuing banks.

Deferred financing costs are amortized over the life of the Industrial Revenue Board (ten years, based on the interest method). Amortization of deferred financing costs aggregated $102,563 and $51,423 for 1998 and 1997, respectively. There were no deferred financing costs amortized for 1996.

The Company capitalized interest on assets constructed for its formaldehyde production facility in the State of New York. In 1998 and 1997 total interest costs incurred were $930,180 and $683,481, respectively of which $231,071 and $55,682, respectively were capitalized. Interest was not capitalized for 1996.


Note 9  - Financial instruments with off-balance-sheet risk

During 1997, the Company entered into an interest rate swap agreement ("swap") for purposes of fixing the variable rate Industrial Revenue Bond ("IRB") borrowing. This swap alters the interest rate characteristics of the IRB to eliminate the interest rate sensitivity. Swaps involve the periodic exchange of payments over the life of the agreements. Amounts received or paid on swaps are used to manage interest rate sensitivity. At December, 31, 1998 and 1997, the Company had one swap agreement outstanding, the net effect of which was to effectively convert the $6.0 million variable rate IRB to a fixed rate of 4.74% until maturity. Payments or receipts under this agreement are due monthly. Changes in the fair value of the swap are not reflected in the accompanying financial statements. The notional amount was $5.3 million and $6.0 million at December 31, 1998 and 1997 respectively. The estimated fair market value of this instrument was negative $(127,421) and $(182,921) as of December 31, 1998 and 1997, respectively.

The Company's credit exposure on this swap is limited to an event of nonperformance by the counter parties and to an amount equal to the positive value (if any) of the swap to the company. The Company did not require collateral from counterparties on its existing agreement. The Company actively monitors the credit ratings of counterparties and anticipates performance by the counter parties with whom it transacted the swap.

                                                                            -14-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997


Note 10 - Related party transactions

During September 1994, a shareholder of the Company entered into an agreement to purchase 533,333 shares of preferred stock. During January 1996 this shareholder converted these shares and 666,667 additional preferred shares, aggregating 1.2 million shares of preferred stock, into 2.4 million shares of common stock.

In July 1996, the Company entered into an employment agreement with its founder and former chief executive officer to serve as its vice president for product development through August 31, 1999. The contract provides for an annual salary of $180,000 during the contract term. The contract also provides for post retirement benefit payments of $100,000 per year for a five-year period beginning August 31, 1999. The Company intends to fund the post retirement payments currently by depositing monthly payments of approximately $12,000 into an interest bearing account.

The estimated payment assumes an earned interest rate of 5% per year on the deposit amounts and a discount rate of 8% per year to arrive at the net present value of the annual retirement benefit due at August 31, 1999. The Company has recorded $239,319, $124,284 and $42,667 of expense for post retirement benefits for the years ended December 31, 1998, 1997 and 1996, respectively. The Company estimates that its net commitment for the period from January 1, 1999 to August 31, 1999 pursuant to this contract will be approximately $220,729 for both salary and post retirement benefits. The Company has invested in annuities to fund the post retirement benefit. The cash value of these annuities aggregated $316,401 and $171,995 as of December 31, 1998 and 1997, respectively.


Note 11  - Description of leasing arrangements

Lease Commitments

The Company leases equipment under agreements, which are classified as capital leases. These leases generally provide that all expenses related to the properties are to be paid by the lessee. The leases all expire within ten years. Rents under these agreements amounted to $18,150 in 1998. There were no such payments for 1997 or 1996. All of the equipment leases have purchase options at the end of the original lease term. Assets under capital leases are included in the consolidated balance sheets as follows:
                                                               1998
                                                               ----

Equipment                                                    $76,435

Accumulated amortization                                      (9,494)
                                                             -------

                                                             $66,941
                                                             =======


In addition, the Company rents equipment and a facility under operating leases. Payments made under these leases aggregated $259,842 in 1998 and $6,690 in 1997 and 1996.

                                                                            -15-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997


Note 11  - Description of leasing arrangements (concluded)

Future minimum payments, by year and in the aggregate, under the aforementioned leases and other noncancellable operating leases with initial or remaining terms in excess of one year as of December 31, 1998, are as follows:

                                            Capital             Operating
Years Ending                                 Leases                Leases

1999                                    $      30,039        $     553,668
2000                                           22,988              553,668
2001                                           14,240              553,668
2002                                                0              553,668
2003                                                0              553,668
Later years                                         0            2,537,645
                                        -------------        -------------


Total minimum lease payments            $      67,267        $   4,819,929
                                                             =============
Less amount representing interest             (9,471)
                                        -------------

   Present value of net minimum
   Lease payments                              57,796
   Less current portion                       (5,716)

                                        $      52,080
                                        =============



Lease related expenses are as follows:

Years Ended                                    1998                  1997
                                           -------------         -------------

Capital lease amortization                 $       9,494         $         578
Capital lease interest expense                     3,628                   354
Operating lease rentals
(excluding month-to-month
rents)                                           235,155                 6,690



Note 12 - Income taxes

Deferred income taxes arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

                                                                            -16-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997


Note 12 - Income taxes (concluded)

Deferred tax assets and liabilities at December 31, 1998, 1997 and 1996 resulted from the following:

                                                                                1998             1997              1996
                                                                           ------------      -------------    -------------
Deferred tax assets
     Operating loss carry forward                                          $     83,138      $      69,682    $            -
     Post retirement liability                                                  151,723             63,925            14,507
Deferred tax liabilities
     Accelerated depreciation                                                   246,973             40,699           157,983
                                                                           ------------      -------------    --------------


                  Net deferred tax asset (liability)                       $    (7,100)      $      92,908    $      143,476
                                                                           ============      =============    ==============



The provision for income taxes expense (benefit) at December 31, 1998, 1997, and
1996 consisted of the following:
                                                                                1998             1997              1996
                                                                           -------------     -------------    -------------

Current                                                                    $    (76,552)     $       6,329    $     987,910
Deferred                                                                         100,008         (158,633)           26,323
                                                                           -------------     -------------    -------------


                                                                           $      23,456     $   (152,304)    $   1,021,487
                                                                           =============     =============    =============



A  reconciliation  of the federal taxes at statutory  rates to the tax provision for the years ended December 31, 1998, 1997, and
1996 is as follows:
                                                                               1998             1997              1996
                                                                           -------------     -------------    -------------

Federal statutory rate expense (benefit)                                   $    (92,839)     $      69,510    $     846,091
State income taxes                                                              (10,922)            14,571          149,415
Other                                                                            127,217         (236,385)           25,981
                                                                           -------------     -------------    -------------


Provision for income taxes expense (benefit)                               $      23,456     $   (152,304)    $   1,021,487
                                                                           =============     =============    =============



Note 13 - Stockholders' equity

During 1995 the Company adopted a stock option plan for the benefit of certain employees, officers and directors. The number of restricted common shares reserved under the plan is 500,000. The option price on the grant date shall not be less than the fair market value on such date provided that an owner of more than 10% of the common stock shall not have an option granted at a price less than 110% of the fair market value on the date of the grant. During 1995, the company issued 210,000 options exercisable at $0.50 per share under the plan which expire 100,000 in 2000 and 110,000 in 2005. During June, 1996, the Company granted additional options under the plan for 75,000 shares exercisable at $0.55 for a ten year period. No options were granted for the years ended December 31, 1998 and 1997.

                                                                            -17-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997


Note 13 - Stockholders' equity (concluded)

Following is a summary of the transactions in the plan:

                                                                                                               Weighted
                                                                                     Shares                 Average Price
                                                                                -----------------         ----------------
Balance, December 31, 1995                                                                210,000         $           0.50
Granted                                                                                    75,000                     0.55
Canceled                                                                                        -                        -
Exercised                                                                                       -                        -
                                                                                -----------------         ----------------


Balance, December 31, 1996 and 1997                                                       285,000                     0.51
                                                                                =================


Granted                                                                                         -                        -
Canceled                                                                                   75,000                     0.50
Exercised                                                                                   5,000                     0.55
                                                                                -----------------         ----------------


Balance, December 31, 1998                                                                205,000         $           0.51
                                                                                =================

Options available at December 31, 1998                                                    290,000
                                                                                =================



Pro forma information regarding net income and earnings per share is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that Statement. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions: risk-free interest rate of 6.87%; dividend yields of 0%; volatility factor of 2.06%; and a weighted-average expected life of the option of 6.00 years.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

For purposes of pro forma disclosures, the estimated fair value of the options is calculated as of the date of grant. The Company's pro forma information follows:

                                   1998             1997              1996
                               -------------   --------------    -------------

Pro forma net income (loss)    $     285,593   $     (24,740)    $   1,474,960
Pro forma earnings per share
     Basic                     $      (0.05)   $         0.00    $        0.22
     Diluted                   $      (0.05)   $         0.00    $        0.21

During January 1996 the holder of the 1,200,000 preferred shares converted these shares into 2,400,000 shares of common stock. In connection with the recapitalization, the Company agreed to reacquire 80,000 shares of the Air Resources Corporation common stock from a dissenting shareholder for $120,000 in cash. Also during 1996, the Company acquired 71,427 shares of common stock of Air Resources from a former officer.

                                                                            -18-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997


Note 14 - Earnings per share

The following table sets forth the reconciliation of the numerators and denominators of the basic and diluted earnings per share ("EPS") computations:

                                                                                  Year Ended December 31,
                                                            ------------------------------------------------------------------
                                                                   1998                    1997                    1996
                                                            -----------------       -----------------       ------------------
Numerator:

Net income (loss) available to sharesholders                $       (296,541)       $        (24,740)       $        1,493,675
                                                            =================       =================       ==================


Denominator:
Weighted average shares outstanding                                 6,574,899               6,573,639                6,711,733
                                                            -----------------       -----------------       ------------------

Basic EPS weighted average shares outstanding                       6,574,899               6,573,639                6,711,733

Effect of dilutive securities:
     Incremental shares attributable to the
         Stock Option Plan                                            130,582                  10,509                  210,900
                                                            -----------------       -----------------       ------------------


Diluted EPS weighted average shares outstanding                     6,705,481               6,584,148                6,922,633
                                                            =================       =================       ==================

Basic earnings per share                                    $          (0.05)       $            0.00       $             0.22
                                                            =================       =================       ==================

Diluted earnings per share                                  $          (0.05)       $            0.00       $             0.22
                                                            =================       =================       ==================


Note 15 - Sales to major customers and concentration of credit risk

The Company,  whose  customers  produce raw materials  used in the  construction industry,  made sales in excess of 10% of its gross revenues for the years ended
December 31, 1998, 1997 and 1996 as follows:
                                                                                                                Receivable
Customer                                                           Sales                     %                   at 12/31
--------                                                    ------------------------------------------------------------------
1998
     International Paper                                    $       3,737,167              14%              $          108,029
     Union Camp                                                     2,699,956              10                           37,159
     Schenectady                                                    3,013,006              11                          233,567
     Willamette                                                     4,596,978              17                          534,327

1997
     International Paper                                    $       4,423,800              17%              $          158,681
     Union Camp                                                     3,919,989              15                          170,026
     Schenectady                                                    3,869,340              15                           71,964
     Willamette                                                     4,715,645              19                          113,564

1996
     International Paper                                    $       4,537,102              16%              $          108,000
     Union Camp                                                     3,865,062              13                          162,000
     Schenectady                                                    3,521,857              12                           57,000
     Willamette                                                     7,478,831              26                          424,000

                                                                            -19-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997



Note 16 - Commitments and contingencies

The Company purchases substantially all of its three raw material components for its resin, formaldehyde, and fertilizer operations from four suppliers. The Company purchased $12,801,148, $13,488,767, and $15,158,111 from these suppliers during 1998, 1997 and 1996 and had a balance due to them of $1,500,931 and $1,742,592 at December 31, 1998 and 1997. The Company believes that alternate sources for its raw materials are readily available.

At the end of April 1997, a shareholder's derivative suit was filed against the Company and certain current and former officers and directors of the Company in state District Court in Denver, Colorado by seven shareholders. The suit, which was subsequently moved to the United States District Court for the District of Colorado, alleged that the defendants engaged in various activities that breached their fiduciary duties to the plaintiffs and/or violated provisions of Colorado law applicable to domestic corporations.

In response to the suit, the Board of Directors appointed a Special Litigation Committee, composed of two outside directors not named as defendants, to investigate the allegations and determine whether maintenance of the derivative proceeding was in the best interests of the Company. The Special Litigation Committee determined in an initial report delivered to the Court in October 1997 that maintenance of the suit was not in the best interests of the Company. Subsequently, in response to the winter 1998 discovery and investigation of the defalcations by two of the Company's officers, and after the receipt of full restitution from one such officer and partial restitution plus a judgment and secured repayment agreement for the remainder on behalf of the other, the Special Litigation Committee filed with the Court on April 13, 1998 a supplement to its October report and again concluded that maintenance of the derivative suit was not in the best interests of the Company.

On July 2, 1998, at a hearing on a Motion for Summary Judgment filed by the Company, the Court declined to dismiss the derivative suit and referred the matter to a federal magistrate for a settlement conference. Pursuant to such initiative, the named parties reached a proposed Stipulation and Settlement Agreement (the "Settlement Agreement") involving the dismissal of all of the derivative claims. After hearing evidence and the arguments of counsel, the Court approved the Settlement Agreement and entered, as of January 27, 1999, the Final Order and Judgment of Dismissal with Prejudice requested by the parties.

The Settlement Agreement provides, among other things, for delivery or payment, as the case may be, by the Company to the plaintiffs of (i) 50,000 shares of newly issued Company common stock and $75,000 cash in recognition of the benefits conferred upon the Company as a result of the investigation commenced as a result of the derivative suit, and (ii) $22,500 cash representing reimbursement of the plaintiff's legal fees incurred in connection with the suit. At December 31, 1998, accrued settlement expenses aggregating $247,500 had been recognized as a result of these actions.

The Company, as a result of the above litigation, has claims against its insurance carrier for Directors and Officers insurance aggregating approximately $374,000. Although formal agreements have not been reached with the carrier, management's estimate of probable recovery against these claims aggregating $97,500 has been accrued.

                                                                            -20-
SPURLOCK INDUSTRIES, INC.

Notes to Consolidated Financial Statements
December 31, 1998 and 1997


Note 17 - Pension Plan

The Company maintains a plan under section 401(k) of the Internal Revenue Code for eligible employees. In order for an employee to be considered eligible they must have been employed by the company for three months. An employee will be considered fully vested after seven years of employment. The contributions are determined as a percentage of each participating employee's compensation. The Company contributes 3% of the employee's salary. In addition, the Company will match employee contribution $0.50 on the $1.00 up to 3% of the employee's salary. Contributions for 1998, 1997, and 1996 were $139,312, $166,282, and
$132,476, respectively.


Note 18 - Disclosures about Fair Value of Financial Instruments

The estimated fair values of the Company's financial instruments are as follows:

                                                                1998                                    1997
                                                ------------------------------------    -----------------------------------
                                                    Carrying            Est. Fair           Carrying            Est. Fair
                                                      Value               Value               Value               Value
                                                    --------            ---------           --------            ---------
Financial Assets
   Cash                                         $        105,460     $       105,460    $        362,685    $       362,685
   Accounts receivable                                 2,620,685           2,620,685           1,222,277          1,222,277
   Notes receivable                                      409,811             409,811             161,066            161,066
   Cash value of annuity                                 316,401             316,401             171,995            171,995

Financial liabilities
   Notes Payable                                       2,346,394           2,346,394           1,341,622          1,341,622
   Long term debt                                      9,846,169           9,846,169           9,598,315          9,598,315
   Post retirement benefit liability                     399,271             399,271             166,956            166,956

Financial instruments with off-balance sheet risk
     Interest rate swap agreement                              -           (127,421)                   -          (182,921)


                                                                      APPENDIX A





================================================================================

                              AMENDED AND RESTATED
                          AGREEMENT AND PLAN OF MERGER

                          Dated as of December 18, 1998
                                       and
                   Amended and Restated as of January 25, 1999

                                  By and Among

                             BORDEN CHEMICAL, INC.,
                                   ("Parent")

                            SII ACQUISITION COMPANY,
                                 ("Acquisition")

                                       and

                            SPURLOCK INDUSTRIES, INC.
                                   ("Company")

================================================================================


                                TABLE OF CONTENTS



                                                                                                               Page


ARTICLE I - DEFINITIONS...........................................................................................A-2
   Section l.l  Definitions.......................................................................................A-2

ARTICLE II - THE MERGER; CONVERSION AND EXCHANGE OF SECURITIES....................................................A-4
   Section 2.1  The Merger........................................................................................A-4
   Section 2.2  Closing...........................................................................................A-4
   Section 2.3  Consummation of the Merger........................................................................A-5
   Section 2.4  Effects of the Merger.............................................................................A-5
   Section 2.5  Articles of Incorporation; Bylaws.................................................................A-5
   Section 2.6  Directors and Officers............................................................................A-5
   Section 2.7  Conversion of Securities..........................................................................A-6
   Section 2.8  Exchange of Shares and Certificates...............................................................A-8
   Section 2.9  Dissenting Shareholders..........................................................................A-11

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF COMPANY..........................................................A-12
   Section 3.1  Organization, Standing and Corporate Power.......................................................A-12
   Section 3.2  Subsidiary.......................................................................................A-13
   Section 3.3  Capital Structure................................................................................A-13
   Section 3.4  Authority; Noncontravention......................................................................A-15
   Section 3.5  SEC Documents; Undisclosed Liabilities...........................................................A-17
   Section 3.6  Information Supplied.............................................................................A-18
   Section 3.7  Absence of Certain Changes or Events.............................................................A-19
   Section 3.8  Litigation.......................................................................................A-23
   Section 3.9  Absence of Changes in Benefit Plans..............................................................A-24
   Section 3.10 ERISA Compliance.................................................................................A-24
   Section 3.11 Voting Requirements..............................................................................A-27
   Section 3.12 Brokers; Schedule of Fees and Expenses...........................................................A-27
   Section 3.13 Opinions of Financial Advisors...................................................................A-28
   Section 3.14 Taxes............................................................................................A-28
   Section 3.15 Compliance with Laws.............................................................................A-29
   Section 3.16 Environmental Matters............................................................................A-29
   Section 3.17 Labor Matters....................................................................................A-32
   Section 3.18 Certain Contracts................................................................................A-32
   Section 3.19 Contract Defaults................................................................................A-33
   Section 3.20 Board Recommendation.............................................................................A-33
   Section 3.21 State Takeover Statute...........................................................................A-33
   Section 3.22 Settlement Agreement.............................................................................A-34
   Section 3.23 Industrial Revenue Bonds.........................................................................A-34
   Section 3.24 Waiver and Agreement; Mutual Release.............................................................A-35

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF PARENT............................................................A-36
   Section 4.1  Organization, Standing and Corporate Power.......................................................A-36
   Section 4.2  Authority; Noncontravention......................................................................A-37
   Section 4.3  Information Supplied.............................................................................A-39
   Section 4.4  Litigation.......................................................................................A-39
   Section 4.5  Financial Ability to Pay Merger Consideration....................................................A-39



                                       I



                                                                                                                     >

   Section 4.6  No Ownership of Company Common Stock.............................................................A-40

ARTICLE V - COVENANTS RELATING TO CONDUCT OF BUSINESS............................................................A-40
   Section 5.1  Conduct of Business by Company...................................................................A-40
   Section 5.2  Other Actions....................................................................................A-45
   Section 5.3  Advice of Changes................................................................................A-45
   Section 5.4  No Solicitation..................................................................................A-45

ARTICLE VI - ADDITIONAL AGREEMENTS...............................................................................A-48
   Section 6.1  Preparation of the Proxy Statement; Shareholders Meeting.........................................A-48
   Section 6.2  Access to Information; Confidentiality...........................................................A-50
   Section 6.3  Best Efforts; Notification.......................................................................A-50
   Section 6.4  Public Announcements.............................................................................A-52
   Section 6.5  Benefit Plans....................................................................................A-53
   Section 6.6  Indemnification..................................................................................A-53
   Section 6.7  Payment of Fees and Expenses.....................................................................A-55
   Section 6.8  Promissory Note from the Spurlock Family Limited Partnership.....................................A-57
   Section 6.9  Stop Transfer Order..............................................................................A-57
   Section 6.10 No Acquisition of Common Stock Prior to Effective Time...........................................A-58
   Section 6.11 Buy-Out of Plant A Lease.........................................................................A-58

ARTICLE VII - CONDITIONS PRECEDENT...............................................................................A-58
   Section 7.1  Conditions to Each Party's Obligation to Effect the Merger.......................................A-58
   Section 7.2  Conditions to Obligations of Parent and Acquisition..............................................A-59
   Section 7.3  Conditions to Obligation of Company..............................................................A-64

ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER...................................................................A-65
   Section 8.1  Termination......................................................................................A-65
   Section 8.2  Effect of the Termination........................................................................A-68
   Section 8.3  Amendment........................................................................................A-71
   Section 8.4  Extension; Waiver................................................................................A-72
   Section 8.5  Procedure for Termination, Amendment, Extension or Waiver........................................A-72

ARTICLE IX - GENERAL PROVISIONS..................................................................................A-73
   Section 9.1  Nonsurvival of Representations and Warranties....................................................A-73
   Section 9.2  Notices..........................................................................................A-73
   Section 9.3  Interpretation...................................................................................A-75
   Section 9.4  Counterparts.....................................................................................A-75
   Section 9.5  Entire Agreement; No Third-Party Beneficiaries...................................................A-75
   Section 9.6  Governing Law....................................................................................A-76
   Section 9.7  Assignment.......................................................................................A-76
   Section 9.8  Enforcement......................................................................................A-76
   Section 9.9  Waivers..........................................................................................A-77
   Section 9.10 Severability.....................................................................................A-78
   Section 9.11 Definitions of Certain General Terms.............................................................A-78
   Section 9.12 Amendment and Restatement........................................................................A-79



                AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

         This AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this "Agreement") is dated as of December 18, 1998 and amended and restated as of January 25, 1999 by and among BORDEN CHEMICAL, INC., a Delaware corporation ("Parent") , SII ACQUISITION COMPANY, a Virginia corporation and a wholly-owned subsidiary of Parent ("Acquisition") , and SPURLOCK INDUSTRIES, INC., a Virginia corporation ("Company").

                               W I T N E S S E T H

         WHEREAS, the respective Boards of Directors of Parent and Acquisition have approved the merger of Acquisition with and into Company (the "Merger") upon the terms and subject to the conditions set forth in this Agreement, and have approved this Agreement;

         WHEREAS, the Board of Directors of Company has approved the Merger upon the terms and subject to the conditions set forth in this Agreement, and has approved this Agreement;

         WHEREAS, the Merger and this Agreement require the vote of a majority of the voting power of the outstanding shares of the Common Stock of Company for the approval thereof;

         WHEREAS, as a condition to their willingness to enter into this Agreement and consummate the transactions contemplated hereby, Parent and Acquisition have required that Philip S. Sumpter, Katherine G. Sumpter, the
Spurlock Family Corporation, the Spurlock Family Limited Partnership, the Trustees Under Harold N. Spurlock, Sr. Declaration of Living Trust Dated December 17, 1998, and the Trustees Under Harold N. Spurlock, Sr. Declaration of Living Trust Dated December 17, 1998 (each, a "Principal Shareholder") agree, among other things, to vote the shares of Common Stock of Company beneficially owned by each of them in accordance with the Voting Agreement, dated of even date herewith, entered into with Parent (the "Voting Agreement") and to comply with the other provisions of the Voting Agreement;

         WHEREAS, Parent and Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger; and

         WHEREAS, the parties have determined that a typographical error was made in the Agreement and Plan of Merger dated December 18, 1998 by and among Parent, Company and Acquisition, and the parties desire to amend and restate said Agreement and Plan of Merger to correct such error.

         NOW, THEREFORE, IT IS AGREED:

                                    ARTICLE I
                                   DEFINITIONS

         Section l.l Definitions. The following terms shall have the meaning specified in the Section indicated (such meanings to be equally applicable to both the singular and plural terms of the terms defined.

                  Acquisition                         Recitals
                  Affiliate                           Section 9.11
                  Agreement                           Recitals
                  Approved Matters                    Section 5.1
                  Benefit Plans                       Section 3.9
                  CERCLA                              Section 3.16
                  Certificates                        Section 2.8
                  Closing                             Section 2.2
                  Closing Date                        Section 2.2
                  Code                                Section 3.10
                  Common Stock                        Section 2.7

                  Company                             Recitals
                  Company Disclosure Letter.          Section 3.2
                  Company Material Adverse Effect     Section 3.1
                  Company Plans                       Section 3.10
                  Company Stock Options               Section 2.7
                  Confidentiality Agreement           Section 5.4
                  Contracts                           Section 3.4
                  Controlled Group                    Section 3.10
                  D. B. Western                       Section 6.11
                  Derivative Suit                     Section 7.2
                  Dissenting Shareholders             Section 2.9
                  Effective Time                      Section 2.3
                  Environmental Law                   Section 3.16
                  Environmental Permits               Section 3.16
                  ERISA                               Section 3.10
                  Exchange Act                        Section 3.4
                  Exchange Agent                      Section 2.8
                  Expenses                            Section 8.2(a)
                  Fee                                 Section 8.2(a)
                  Filed SEC Documents                 Section 3.7
                  Governmental Authority              Section 3.4
                  Hazardous Material                  Section 3.16
                  HSR Act                             Section 3.4
                  Indemnified Parties                 Section 6.6
                  Insurance Amount                    Section 6.6
                  knowledge                           Section 9.11
                  Liens                               Section 3.2
                  Material Breach                     Section 8.1
                  Merger                              Recitals
                  Merger Consideration                Section 2.7
                  Mutual Release                      Section 3.7(k)
                  Nepera                              Section 7.2(i)
                  Nepera Contract                     Section 7.2(i)
                  Neste-Nepera Proceeding             Section 7.2(i)
                  Notice of Takeover Proposal         Section 5.4(c)
                  Parent                              Recitals
                  Parent Material Adverse Effect      Section 4.1
                  Partnership                         Section 6.8
                  person                              Section 9.11
                  Plant A Lease                       Section 6.11
                  Pledge Agreement                    Section 6.8
                  Preferred Stock                     Section 3.3
                  Principal Shareholders              Recitals
                  Proxy Statement                     Section 3.4
                  Release                             Section 3.16

                  Remedial Action                     Section 3.16
                  Securities Act                      Section 3.5
                  SEC                                 Section 3.5
                  SEC Documents                       Section 3.5
                  Settlement Agreement                Section 7.2(d)
                  Shareholder Approval                Section 3.4
                  Shareholders Meeting                Section 6.1
                  subsidiary                          Section 9.11
                  Subsidiary                          Section 3.1
                  Subsidiary Note                     Section 6.8
                  Surviving Corporation               Section 2.1
                  takeover proposal                   Section 5.4
                  Tax Returns                         Section 3.14
                  Taxes                               Section 3.14
                  Third Party                         Section 8.2(a)
                  Third Party Acquisition             Section 8.2(a)
                  Voting Agreement                    Recitals
                  VSCA                                Section 2.1
                  Waiver and Agreement                Section 3.7(k)


                                   ARTICLE II
                THE MERGER; CONVERSION AND EXCHANGE OF SECURITIES

         Section 2.1 The Merger. Subject to and in accordance with the terms and conditions of this Agreement and in accordance with the Virginia Stock Corporation Act (the "VSCA") at the Effective Time, Acquisition shall be merged with and into Company. As a result of the Merger, the separate corporate existence of Acquisition shall cease and Company shall continue as the surviving corporation (sometimes referred to herein as the "Surviving Corporation") and shall succeed to and assume all of the rights and obligations of Acquisition in accordance with the VSCA.

         Section 2.2 Closing. The closing of the Merger (the "Closing") shall take place at 10:00 a.m. on a date to be specified by Parent and Company (the "Closing Date"), which

(subject to satisfaction or waiver of the conditions set forth in Sections 7.2 and 7.3) shall be no later than the third business day after satisfaction of the conditions set forth in Section 7.1, at the offices of Williams, Mullen, Christian & Dobbins, 1021 East Cary Street, Richmond, Virginia 23219, unless another time, date or place is agreed to in writing by the parties hereto.

         Section 2.3 Consummation of the Merger. On the Closing Date, the parties hereto will cause the Merger to be consummated by filing with the Virginia State Corporation Commission articles of merger, in form reasonably satisfactory to Company, Parent and Acquisition, executed in accordance with the relevant provisions of the VSCA, and shall make all other filings or recordings required under the VSCA. The "Effective Time" as that term is used in this Agreement shall mean the date and time specified in the articles of merger filed in accordance with the VSCA.

         Section 2.4 Effects of the Merger. The Merger shall have the effects set forth in Section 13.1-721 of the VSCA.

         Section 2.5 Articles of Incorporation; Bylaws. The Articles of Incorporation of Company, as in effect immediately prior to the Effective Time, shall be amended and restated at the Effective Time so as to read in its entirety in the form set forth as Exhibit A hereto and, as so amended, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended or changed as provided therein and under the VSCA. The Bylaws of Acquisition, as in effect immediately prior to the Effective Time, shall become, from and after the Effective Time, the Bylaws of the Surviving Corporation until thereafter amended or changed as provided therein or under the VSCA.

         Section 2.6 Directors and Officers. The directors of Acquisition at the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified. The officers of Acquisition at the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office until their respective successors are duly elected or appointed and qualified.

         Section 2.7 Conversion of Securities. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Company, Parent, Acquisition or their respective shareholders:

                  (a) Except as otherwise provided in (i) Section 2.7(b) with respect to shares in Company held by Company or the Subsidiary or (ii) in
Section 2.9 with respect to shares held by Dissenting Shareholders, each issued and outstanding share of no par value common stock of Company ("Common Stock") shall automatically be cancelled and cease to exist and shall be converted into the right to receive, in cash from the Surviving Corporation, a per share amount equal to $3.40 (subject to possible downward adjustments pursuant to Section 6.7 and Section 6.11 hereof) and each outstanding stock option granted to any current or former employee or director pursuant to the Company's 1995 Stock Incentive Plan (the "Company Stock Options"), whether or not then exercisable, shall be cancelled and converted into the right to receive, in cash from the Surviving Corporation, an amount equal to $3.40 (subject to possible downward adjustments pursuant to Section 6.7 and Section 6.11 hereof) per option share, reduced by the applicable exercise price of such option and further reduced by the amount of any withholding or other taxes required by law to be withheld. The aggregate consideration payable as described above in this Section 2.7(a) shall be referred to herein as the "Merger Consideration."

                  (b) Each share of Common Stock owned by Company or by the Subsidiary as of the Effective Time (if any) shall automatically be cancelled and extinguished and cease to exist at the Effective Time without any conversion thereof and no payment of any portion of the Merger Consideration or other consideration shall be made with respect thereto.

                  (c) At the Effective Time, each holder of an outstanding certificate that prior thereto represented Common Stock (other than shares of Common Stock referred to in Section 2.7(b) or Section 2.9) shall cease to have any rights with respect thereto, except the right, upon surrender thereof to the Exchange Agent in accordance with Section 2.8 hereof, to receive in exchange therefor such holder's appropriate portion of the Merger Consideration (as described in Section 2.7(a)).

                  (d) At the Effective Time, each holder of an outstanding Company Stock Option that prior thereto represented an option to acquire one or more shares of Common Stock shall be entitled, upon delivery to the Exchange Agent in accordance with Section 2.8 of all necessary documentation evidencing the cancellation and surrender of such Company Stock Options (such documentation to be in form and substance mutually satisfactory to Company and Parent), to receive in exchange therefor such holder's appropriate portion of the Merger Consideration (as described in Section 2.7(a)).

                  (e) At or prior to the Effective Time, Company shall take all such action as is necessary to amend each option agreement with current or former employees or directors relating to outstanding Company Stock Options in order to provide for the automatic cancellation of each such Company Stock Option at the Effective Time and its conversion into the right to receive the appropriate portion of the Merger Consideration in accordance with Section 2.7(a).

                  (f) Each share of common stock, no par value per share, of Acquisition issued and outstanding immediately prior to the Effective Time shall automatically, without any action on the part of the holder thereof, be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

         Section 2.8  Exchange of Shares and Certificates.

                  (a) As of the Effective Time of the Merger, Acquisition (or Parent, acting on its behalf) shall deposit the Merger Consideration with First Union National Bank or such other bank or trust company as may be mutually agreed upon by Company and Parent (the "Exchange Agent"), for the benefit of the holders of the Common Stock and the Company Stock Options, each for exchange in accordance with this Article II.

                  (b) As soon as reasonably practical after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented issued and outstanding shares of Common Stock (the "Certificates") (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to a Certificate shall pass, only upon delivery of the Certificate to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the applicable share of the Merger Consideration. As soon as reasonably practical after the Effective Time, the Exchange Agent shall mail to each holder of a Company Stock Option (i) a letter of transmittal and (ii) instructions for use in surrendering such Company Stock Options in exchange for the applicable share of the Merger Consideration. After the Effective Time, upon surrender to the Exchange Agent of a Certificate or Company Stock Option, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate or Company Stock Option shall be entitled to receive in exchange therefor a check in an amount equal to the product of $3.40

(subject to possible  downward  adjustments  pursuant to Section 6.7 and Section
6.11 hereof) multiplied by the number of shares of Common Stock represented by such Certificate or the number of shares of Common Stock to which options are granted by such Company Stock Option, and the Certificate or Company Stock Option so surrendered shall be cancelled, the foregoing sum to be reduced in the case of a Company Stock Option by the aggregate exercise price of the stock options represented by such Company Stock Option and by any applicable withholding taxes as provided in Section 2.7(a). After the Effective Time, there shall be no further transfer on the records of Company or its transfer agent of Certificates representing shares of Common Stock which have been converted pursuant to this Agreement into the right to receive an applicable share of the Merger Consideration, and if such Certificates are presented to Company for transfer, they shall be canceled against delivery of the applicable share of the Merger Consideration as provided in this Article II. In the event of a transfer of ownership of Common Stock which is not registered in the transfer records of Company, a payment of the applicable portion of the Merger Consideration may be made to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed, with signature guaranteed, or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required to be paid on account of such transfer or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.8, each Certificate and each Company Stock Option shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the pro rata portion of the Merger Consideration as contemplated by this Section 2.8. No interest shall be paid or accrue on the Merger Consideration so payable.

                  (c) No dividends or other distributions with respect to the Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Common Stock represented thereby.

                  (d) Any portion of the Merger Consideration which remains undistributed to the holders of the Certificates or the Company Stock Options for six months after the Effective Time shall be delivered by the Exchange Agent to the Surviving Corporation, upon demand, and any holders of the Certificates or Company Stock Options who have not theretofore complied with this Section 2.8 shall thereafter look solely to the Surviving Corporation as general creditors thereof with respect to the payment of their claim to a share of such Merger Consideration.

                  (e) None of Parent, Acquisition or Company shall be liable to any person in respect of any sums from the Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificates representing shares of Common Stock shall not have been surrendered prior to one year after the Effective Time (or immediately prior to such earlier date on which any sums from the Merger Consideration would otherwise escheat to or become the property of any Governmental Authority), any such sums payable in respect of such Certificates shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

                  (f) The Exchange Agent shall invest the Merger Consideration in an interest-bearing account, as directed by the Surviving Corporation (within guidelines proposed by Parent and approved by the Company prior to Closing, which approval shall not be unreasonably withheld). Any interest resulting from such investment shall be paid to the Surviving Corporation.

The Surviving Corporation shall be responsible for all costs and fees of the Exchange Agent and such costs and fees shall not be deducted from the Merger Consideration.

         Section 2.9 Dissenting Shareholders. Notwithstanding anything in this Agreement to the contrary, but only to the extent required by the VSCA, shares of Common Stock that are issued and outstanding immediately prior to the Effective Time and are held by shareholders who comply with all the provisions of the VSCA concerning the right of shareholders to dissent from the Merger and require appraisal of their shares of Common Stock ("Dissenting Shareholders") shall not be converted into the right to receive the Merger Consideration but shall become the right to receive such consideration as may be determined to be due such Dissenting Shareholder pursuant to the law of the Commonwealth of Virginia; provided, however, that (i) if any Dissenting Shareholder shall subsequently deliver a written withdrawal of his or her demand for appraisal (with the written approval of the Surviving Corporation, if such withdrawal is not tendered within 60 days after the Effective Time), or (ii) if any Dissenting Shareholder fails to establish and perfect his or her entitlement to appraisal rights as provided by applicable law, then such Dissenting Shareholder or Shareholders, as the case may be, shall forfeit the right to appraisal of such shares and such shares shall thereupon be deemed to have been converted into the right to receive, as of the Effective Time, the applicable share of the Merger Consideration, without interest, in accordance with this Article II, and such shares shall no longer be Dissenting Shares. Company shall give Parent prompt notice of any demands for appraisal, withdrawals of demands for appraisal and any other related instruments received by Company and, after consultation with Parent, shall have the right to direct all negotiations and proceedings with respect to demands for appraisal. Without the prior written consent of Parent, Company will not voluntarily make any payment with respect to any demands for appraisal and will not settle or offer to settle any such demand or approve any withdrawal of any such demand.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF COMPANY

         Company represents and warrants to each of Parent and Acquisition as follows:

         Section 3.1 Organization, Standing and Corporate Power. Each of Company and Spurlock Adhesives, Inc. (the "Subsidiary") is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has the requisite power and authority to own, lease and operate its property and carry on its business as now being conducted. Each of Company and the Subsidiary is duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect on the business, properties, assets, condition (financial or otherwise), results of operations or prospects of Company and the Subsidiary, taken as a whole, or on the ability of Company to perform its obligations hereunder or to consummate the transactions contemplated hereby, including the Merger (a "Company Material Adverse Effect"). Company has delivered or previously made available to Parent complete and correct copies of the Articles of Incorporation and Bylaws of each of Company and the Subsidiary, in each case as amended to the date of this Agreement. Neither Company nor the Subsidiary is in violation of any provision of its respective Articles of Incorporation or Bylaws.

         Section 3.2 Subsidiary. The Subsidiary is wholly owned by Company and is the only subsidiary of Company. All the outstanding shares of capital stock of the Subsidiary have been duly authorized, validly issued and are fully paid and nonassessable and, except as set forth in Section 3.2 of the letter delivered by Company to Parent and Acquisition concurrently with the execution and delivery of this Agreement (the "Company Disclosure Letter"), are owned by Company free and clear of all pledges, claims, liens, charges, agreements, limitations on voting rights, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens"). Except for the capital stock of the Subsidiary and except for the ownership interests set forth in Section 3.2 of the Company Disclosure Letter, Company does not own, directly or indirectly, any capital stock or other ownership interest, in any corporation, partnership, limited liability company, joint venture or other entity.

         3.3      Capital Structure.

                  (a) The authorized capital stock of Company consists of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, no par value (the "Preferred Stock"). As of the date of this Agreement, (i)(A) 6,578,639 shares of Common Stock are outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable and free of preemptive (or similar) rights and (B) no shares of Preferred Stock were issued or outstanding; (ii) 210,000 shares of Common Stock are issuable upon the exercise of the Company Stock Options (with an average exercise price of $0.5167 per share). Except as set forth above and except for the up to 50,000 shares of Common Stock to be issued by Company pursuant to the Settlement Agreement, as of the date of this Agreement, no shares of capital stock or other voting securities of Company are issued, reserved for issuance or outstanding. As of the date of this Agreement, there are no outstanding bonds, debentures, notes or other indebtedness or securities of Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Company may vote. Except as set forth in this Section 3.3 or in Section 3.3 of the Company Disclosure Letter, there are not and at the Effective Time there will not be, any securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Company or the Subsidiary is a party or by which either of them is bound relating to the issued or unissued capital stock of Company or the Subsidiary, or obligating Company or the Subsidiary to issue, deliver, transfer, grant or sell any shares of capital stock of, or other equity or voting interests in, or securities convertible into or exchangeable or exercisable for any capital stock or other equity or voting interests in, Company or the Subsidiary or obligating Company or the Subsidiary to issue, grant, extend or enter into any such option, warrant, call, right, commitment, agreement, arrangement or undertaking. All shares of Common Stock subject to issuance upon exercise of Company Stock Options as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive (or similar) rights. Except as set forth in
Section 3.3 of the Company Disclosure Letter, there are not any outstanding obligations of Company or the Subsidiary to repurchase, redeem or otherwise acquire, or make any payment in respect of, any shares of capital stock of Company or the Subsidiary, or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in, any other person.

                  (b) Company has previously delivered to Parent a true and complete list of the holders of Company Stock Options and will cause Company's transfer agent for its Common Stock to deliver to Parent and the Exchange Agent as soon as reasonably possible following the

Closing a true and complete list of the holders of record of the Common Stock as of the Effective Time.

         Section 3.4  Authority;  Noncontravention.  Company  has the  requisite corporate power and authority to enter into this Agreement and, subject to approval of this Agreement by the holders of a majority of the voting power of the outstanding Common Stock (the "Shareholder Approval"), to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by Company and the consummation by Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Company, subject to the Shareholder Approval. This Agreement has been duly executed and delivered by Company and constitutes a valid and binding obligation of Company, enforceable against Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law). Except as set forth in Section
3.4 of the Company Disclosure Letter, the execution, delivery and performance of this Agreement by Company do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Company or the Subsidiary under, (i) the respective Articles of Incorporation or Bylaws of Company or the Subsidiary, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license (collectively, "Contracts") applicable to Company or the Subsidiary or their respective properties or assets, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Company or the Subsidiary or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate could not be reasonably expected to (x) have a Company Material Adverse Effect, (y) prevent Company from performing its obligations under this Agreement in any material respect or (z) prevent or delay in any material respect the consummation of the transactions contemplated by this Agreement. No consent, approval, order, action or authorization of, or registration, declaration or filing with, any Federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign (a "Governmental Authority"), is required by or with respect to Company or the Subsidiary in connection with the execution, delivery and performance of this Agreement by Company or the consummation by Company of the transactions contemplated by this Agreement, except for (i) the filing of a premerger notification and report form by Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), (ii) the filing with the SEC of a proxy statement pursuant to the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relating to the meeting of Company's shareholders to be held in connection with the Merger and the transactions contemplated by this Agreement (as amended or supplemented from time to time, the "Proxy Statement"), (iii) the filing of articles of merger and a plan of merger and other appropriate documents, if any, with the Virginia State Corporation Commission and appropriate documents with the relevant authorities of other states in which Company is qualified to do business, and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings which, if not obtained or made, could not be reasonably expected to prevent or delay in any material respect the consummation of the transactions contemplated by this Agreement or otherwise prevent Company from performing its obligations under this Agreement in any material respect or have, individually or in the aggregate, a Company Material Adverse Effect.

         Section 3.5 SEC Documents; Undisclosed Liabilities. Company has filed all required reports, schedules, forms, statements and other documents with the Securities Exchange Commission (the "SEC") since December 31, 1995 (the "SEC Documents"; such term, when used with respect to such documents filed prior to the date of this Agreement, shall mean such documents as amended prior to the date of this Agreement). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by a later Filed SEC Document (as defined in Section 3.7). Except to the extent that information contained in any SEC Document has been modified or superseded by a later Filed SEC Document, none of the SEC Documents filed since December 31, 1995, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent modified or superseded by a later Filed SEC Document, the consolidated financial statements of Company included in the SEC Documents (including, in each case, the notes and schedules, if any, thereto) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present, in all material respects, the consolidated financial position of Company and the Subsidiary as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in (i) the consolidated balance sheet of Company and the Subsidiary at December 31, 1997 which is included in Company's Annual Report on Form 10-K for the year ended December 31, 1997, (ii) the Filed SEC Documents which were filed after December 31, 1997, or (iii) Section 3.5 of the Company Disclosure Letter, neither Company nor the Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which, individually or in the aggregate, could reasonably be expected to have a Company Material Adverse Effect.

         Section 3.6 Information Supplied. None of the information supplied or to be supplied by Company for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed to Company's shareholders or at the time of the Shareholders Meeting (as defined in Section 6.1), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form, in all material respects, with the requirements of the Exchange

Act and the rules and regulations promulgated thereunder, except that no representation is made by Company with respect to statements made or incorporated by reference therein based on information supplied in writing by Parent specifically for inclusion or incorporation by reference in the Proxy Statement. For purposes of this Agreement, the parties agree that statements made and information in the Proxy Statement relating to the Federal income tax consequences of the transactions herein contemplated to holders of Common Stock shall be deemed to be supplied by Company and not by Parent or Acquisition.

         Section 3.7 Absence of Certain Changes or Events. Except as disclosed in the SEC Documents filed and publicly available prior to the date of this Agreement (the "Filed SEC Documents") or as set forth in Section 3.7 of the Company Disclosure Letter, since the date of the most recent annual audited financial statements of Company included in the Filed SEC Documents, each of Company and the Subsidiary has conducted its business only in the ordinary course consistent with past practice, and there has not been:

                  (a) any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in a change or effect) which, individually or in the aggregate, has had or is likely to have, a Company Material Adverse Effect;

                  (b)(i) any declaration, setting aside or payment of any dividends on, or making of any other distributions in respect of, any of its capital stock, other than dividends and distributions by the Subsidiary to Company, (ii) any split, combination, reclassification or taking of similar action with respect to any of its capital stock or any issuance or authorization of the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) any purchase, redemption or other acquisition of any shares of capital stock of Company or the

Subsidiary or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

                  (c) any authorization for issuance, issuance, delivery, sale, pledge or other encumbrance of, or any agreement or commitment by Company or Subsidiary to issue, deliver, sell, pledge or otherwise encumber, any shares of its capital stock, any other voting securities or equity equivalents (including, without limitation, stock appreciation rights) or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities, equity equivalents or convertible securities (whether through the granting or issuance of options, warrants, commitments, subscriptions, rights to purchase or otherwise) (other than (i) the issuance of shares of Common Stock upon the exercise of outstanding Company Stock Options, in accordance with their then terms, and (ii) the execution and delivery of the Settlement Agreement providing for the issuance of up to 50,000 shares of Common Stock by Company);

                  (d) any amendment to its articles of incorporation, Bylaws or other comparable organizational documents;

                  (e) any acquisition or agreement to acquire (i) by merger or consolidation with, or by purchase of a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, limited liability company, joint venture, association or other business organization or division thereof or (ii) any assets that were material, individually or in the aggregate, to Company and the Subsidiary taken as a whole;

                  (f) any sale, lease, license, mortgage or other encumbrance or subjection to any Lien, or any other disposition, of any of its properties or assets, other than sales of inventory, sales or other dispositions of other assets that did not exceed $100,000 in the aggregate, and mortgages or other encumbrances or Liens that, in each instance, were transacted or incurred in the ordinary course of business;

                  (g)(i) any incurrence of any indebtedness for borrowed money or any guarantee of any such indebtedness of another person, any issuance or sale of any debt securities or warrants or other rights to acquire any debt securities of Company or the Subsidiary, any guarantee of any debt securities of another person, any entry into any "keep well" or other agreement to maintain any financial statement condition of another person or any entry into any arrangement having the economic effect of any of the foregoing, except for short-term borrowings under existing lines of credit or replacements thereof incurred in the ordinary course of business consistent with past practice, or
(ii) any making of any loans, advances (other than advances to employees not to exceed $50,000 in the aggregate) or capital contributions to, or investments in, any other person, either by purchase of stock or securities, property transfer or purchase of any material amount of property or assets, other than to Company or the Subsidiary;

                  (h) any making or change of any Tax election, adoption or change of any method of accounting with respect to any Taxes, except to the extent required to do so by law, or any settlement or compromise of any Tax liability or refund in excess of $10,000;

                  (i) any adoption of a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, merger, consolidation, restructuring, recapitalization or reorganization of Company or the Subsidiary other than in connection with the consummation of the Merger pursuant to this Agreement;

                  (j) any change in any assumption underlying, or method of calculating, any bad debt, contingency or other reserve, or any change of any other material accounting principles or practices used by it (except changes necessary or appropriate in order to comply with a change in generally accepted accounting principles);

                  (k) any payment, discharge or satisfaction of any material claims, liabilities or obligations (absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction of (A) liabilities in the ordinary course consistent with past practices (including current payments due under outstanding long term debt), (B) costs relating to this Agreement and the transactions contemplated hereby, (C) accrued and current legal, accounting and other professional fees and expenses incurred by Company or the Subsidiary and
(D) claims or liabilities paid, discharged or satisfied in accordance with the Settlement Agreement, the Mutual Release, dated November 24, 1998, entered into among William A. Patterson, Neil Tucker, Corporate Strategies, Inc., Company and the Subsidiary (the "Mutual Release"), or the Waiver and Agreement, dated November 30, 1998, entered into among Harold N. Spurlock, Sr., Company and the Subsidiary (the "Waiver and Agreement");

                  (l) except as required by employment agreements or Company Plans existing on the date of this Agreement, or as required by applicable law,
(i) any increase in the compensation payable or to become payable to its executive officers or employees, (ii) any grant of any severance or termination pay to, or entered into any employment or severance agreement with, any director, executive officer or employee of Company or the Subsidiary, other than employment agreements providing for annual compensation of $50,000 or less, having a term of no more than one year and entered into in the ordinary course of business consistent with past practice, or (iii) any establishment, adoption, entering into or amendment in any material respect or action taken to accelerate any rights or benefits under any collective bargaining agreement, stock option plan, Company Plan, or other employee benefit plan, agreement or policy;

                  (m) any waiver, release, grant or transfer of any rights of material value or any termination, modification or change in any material respect of any existing license, lease, contract or other agreement which is material to the business of Company and the Subsidiary, taken as a whole; or

                  (n) authorized any of, or committed, agreed, arranged or contracted to take any of the foregoing actions.

         Section 3.8 Litigation. Except as disclosed in the Filed SEC Documents or in Section 3.8 of the Company Disclosure Letter, there is no suit, action or proceeding pending or, to the knowledge of Company, threatened against or affecting Company or the Subsidiary (and Company does not have knowledge of any basis for any such suit, action or proceeding) that, individually or in the aggregate, could reasonably be expected to (a) have a Company Material Adverse Effect or (b) delay or prevent Company from performing its obligations under this Agreement in any material respect, and there is not any judgment, decree, injunction, rule or order of any Governmental Authority or arbitrator outstanding against Company or the Subsidiary having, or which, insofar as reasonably can be foreseen, in the future could reasonably be expected to have, any Company Material Adverse Effect or could prevent or delay in any material respect the consummation of the transactions contemplated by this Agreement. As of the date of this Agreement, except as disclosed in the Filed SEC Documents or in Section 3.8 of the Company Disclosure Letter, there was no suit, action or proceeding pending, or, to the knowledge of Company, threatened, against or affecting Company or the Subsidiary (and Company does not have knowledge of any basis for any such suit, action or proceeding) that, individually or in the aggregate, could reasonably be expected to prevent or delay in any material respect the consummation of the transactions contemplated by this Agreement.

         Section 3.9 Absence of Changes in Benefit Plans. Except as disclosed in
Section 3.9 of the Company Disclosure Letter, since the date of the most recent audited financial statements included in the Filed SEC Documents, there has not been any adoption or amendment in any material respect by Company or the Subsidiary of any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, change in control, disability, death benefit, hospitalization, medical or other plan, policy, program, agreement, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of Company or the Subsidiary or under which Company or the Subsidiary has any present or future liability (collectively, "Benefit Plans").

         Section 3.10  ERISA Compliance.

                  (a) Section 3.10 of the Company Disclosure Letter contains a true and complete list of: (i) each Benefit Plan, and (ii) each change in control, employment, or severance agreement, program or policy under which any employee or former employee of Company or the Subsidiary has any present or future right to benefits or under which Company or the Subsidiary has any present or future liability. All such plans, agreements, programs, policies and arrangements shall be collectively referred to as the "Company Plans."

                  (b) With respect to each Company Plan, Company has made available to Parent a current, accurate and complete copy thereof (or, to the extent no such copy exists, an accurate description thereof) and, to the extent applicable: (i) any related trust agreement or other funding instrument; (ii) the most recent determination letter; (iii) any summary plan description and other written communications (or a description of any oral communications) by Company or the Subsidiary to their employees concerning the extent of the benefits provided under a Company Plan; and (iv) for the three most recent years (A) the Form 5500 and attached schedules, (B) audited financial statements, (C) actuarial valuation reports and (D) attorney's response to an auditor's request for information.

                  (c) Except as described in Section 3.10 of the Company Disclosure Letter, (i) each Company Plan which is intended to be qualified within the meaning of Code section 401(a) is so qualified and has received a favorable determination letter as to its qualification, and nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification; (ii) no event has occurred and no condition exists that would subject Company or the Subsidiary, either directly or by reason of their affiliation with any member of their "Controlled Group" (defined as any organization which is a member of a controlled group of organizations within the meaning of Code sections 414(b), (c), (m) or (o)), to any tax, fine, lien, penalty or other liability (other than normal funding of a Company Plan) imposed by ERISA, the Code or other applicable laws, rules and regulations; (iii) for each Company Plan with respect to which a Form 5500 has been filed, no material change has occurred with respect to the matters covered by the most recent Form since the date thereof; (iv) no "reportable event" (as such term is defined in ERISA section 4043), "prohibited transaction" (as such term is defined in ERISA section 406 and Code section 4975) or "accumulated funding deficiency" (as such term is defined in ERISA section 302 and Code section 412 (whether or not waived)) has occurred with respect to any Company Plan; and (v) no Company Plan provides retiree welfare benefits and neither Company nor the Subsidiary has any obligations to provide any retiree welfare benefits.

                  (d) With respect to each of the Company Plans that is not a multiemployer plan within the meaning of section 4001(a)(3) of ERISA but is subject to Title IV of ERISA, as of the Closing Date, the assets of each such Company Plan are at least equal in value to the present value of the accrued benefits (vested and unvested) of the participants in such Company Plan on a termination and projected benefit obligation basis, based on the actuarial methods and assumptions indicated in the most recent actuarial valuation reports.

                  (e) With respect to any multiemployer plan (within the meaning of ERISA section 4001(a)(3)) to which Company, the Subsidiary or any member of their Controlled Group has any liability or contributes (or has at any time contributed or had an obligation to contribute): (i) none of Company, the Subsidiary or any member of their Controlled Group has incurred any withdrawal liability under Title IV of ERISA or would be subject to such liability if, as of the Closing Date, Company, the Subsidiary or any member of their Controlled Group were to engage in a complete withdrawal (as defined in ERISA section 4203) or partial withdrawal (as defined in ERISA section 4205) from any such multiemployer plan; and (ii) no such multiemployer plan is in reorganization or insolvent (as those terms are defined in ERISA sections 4241 and 4245, respectively).

                  (f) With respect to any Company Plan, (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or threatened, (ii) no facts or circumstances exist that, in so far as reasonably can be foreseen, could reasonably be expected to give rise to any such actions, suits or claims, and (iii) no written or oral communication has been received from the PBGC in respect of any Company Plan subject to Title IV or ERISA concerning the funded status of any such plan or any transfer of assets and liabilities from any such plan in connection with the transactions contemplated herein.

                  (g) Except as described in Section 3.10 of the Company Disclosure Letter (i) all Benefit Plans, including any such plan that is an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), have been established and administered in accordance with their terms and are in compliance with all applicable requirements of law, including ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) neither Company nor the Subsidiary has any liabilities or obligations with respect to any Company Plans (other than normal funding of such Company Plans), nor, to the knowledge of Company, are any such liabilities or obligations expected to be incurred. Except as set forth in Section 3.10 of the Company Disclosure Letter, the execution of, and performance of the transactions contemplated in, this Agreement will not constitute an event under any benefit plan, policy, arrangement or agreement or any trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee. The only severance agreements or severance policies applicable to Company or the Subsidiary are the agreements and policies specifically referred to in Section 3.10 of the Company Disclosure Letter.

         Section 3.11 Voting Requirements. The Shareholder Approval is the only vote of the holders of any class or series of Company's capital stock necessary to approve this Agreement and the transactions contemplated by this Agreement, including the Merger. There is no vote of the holders of any class or series of Company's securities necessary to approve the Voting Agreement.

         Section 3.12 Brokers; Schedule of Fees and Expenses. Except as set forth in Section 3.12 of the Company Disclosure Letter, no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Company. The fees incurred and to be incurred by Company in connection with this Agreement and the transactions contemplated by this Agreement for the persons listed in Section 3.12 of the Company Disclosure Letter are set forth in
Section 3.12 of the Company Disclosure Letter. Company has furnished to Parent true and complete copies of all the agreements referred to in Section 3.12 of the Company Disclosure Letter and all indemnification and other agreements related to the engagement of the persons so listed.

         Section 3.13 Opinions of Financial Advisors. Company has received the opinion of Davenport & Company, LLC to the effect that, as of the date of such opinion the consideration to be received by Company's shareholders in the Merger is fair to Company's shareholders from a financial point of view, a signed copy of which opinion has been delivered to Parent.

         Section 3.14 Taxes.

                  (a) Company and the Subsidiary have timely filed (or have had timely filed on their behalf) or will file or cause to be timely filed, all material Tax Returns required by applicable law to be filed by either of them prior to or as of the Effective Time. All such Tax Returns are, or will be at the time of filing, true, complete and correct in all material respects.

                  (b) Company and the Subsidiary have paid (or have had paid on their behalf), or where payment is not yet due, have established (or have had established on their behalf and for their sole benefit and recourse), or will establish or cause to be established on or before the Effective Time, an adequate accrual for the payment of, all material Taxes due with respect to any period (or portion thereof) ending prior to or as of the Effective Time.

                  (c) For purposes of this Agreement, the following terms shall have the following meanings:

                          (i) "Taxes" shall mean all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding),including any interest, additions to tax, or penalties applicable thereto.

                          (ii) "Tax Returns" shall mean all Federal, state, local and foreign tax returns, declarations, statements, reports, schedules, forms and information returns and any amended tax return relating to Taxes.

         Section 3.15 Compliance with Laws. Neither Company nor the Subsidiary has violated or failed to comply with, or received any written notice from any Governmental Authority asserting a failure to comply with, any statute, law, ordinance, regulation, rule, judgment, decree or order of any Governmental Authority applicable to its business or operations, except for violations and failures to comply that could not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Each of Company and the Subsidiary has and is in compliance with all permits, licenses and franchises from Governmental Authorities required to conduct its business as now being conducted, except to the extent that the failure to have or comply with such permits, licenses and franchises could not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

         Section 3.16 Environmental Matters.

                  (a) Each of Company and the Subsidiary has obtained all material licenses, permits, authorizations, approvals and consents ("Environmental Permits") from all Governmental Authorities that are required in respect of its business or operations under any applicable Environmental Law, and each of such Environmental Permits is in full force and effect.

                  (b) Each of Company and the Subsidiary is and has been in compliance with the terms and conditions of all such Environmental Permits and
with  all  applicable   Environmental

Laws, except for such failures that, individually or in the aggregate, could not reasonably be expected to have a Company Material Adverse Effect.

                  (c)     (i)     Except   as   disclosed   in  the   Filed  SEC
Documents, no site or facility now or previously owned, operated or leased by Company or the Subsidiary is listed or proposed for listing on the National Priorities List or CERCLIS, promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1989, as amended ("CERCLA"), and the rules and regulations thereunder or on any similar state or local list of sites requiring investigation or Remedial Action.

                          (ii)    Except  as set  forth in  Section  3.16 of the
Company Disclosure Letter, neither Company nor the Subsidiary has received any written notice of any actual or alleged material violation of any Environmental Law with respect to any of its facilities.

                          (iii)   Except  as  provided  in  Section  3.16 of the
Company Disclosure Letter, neither Company nor the Subsidiary is subject to any material outstanding agreements with or orders of any Governmental Authority or other person respecting (A) Environmental Laws, (B) Remedial Action or (C) any Release of a Hazardous Material.

                          (iv)    Neither   Company  nor  the   Subsidiary   has
received any written notice or request for information pertaining to a response or removal action (as defined by CERCLA), with respect to any of its sites or facilities now or previously owned, operated or leased by it.

                  (d) No liens have arisen under or pursuant to any Environmental Law on any site or facility owned, operated or leased by Company or the Subsidiary, other than liens that individually or in the aggregate could not reasonably be expected to have a Company Material Adverse Effect.

                  (e) There have been no material environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or that are in the possession of, Company or the Subsidiary in relation to any site or facility owned, operated or leased by Company or the Subsidiary, except those reports that have been made available to Parent prior to the execution of this Agreement.

                  (f) Except as could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, no Hazardous Material has been Released, disposed of or arranged to be disposed of at, about or from any site or facility now or previously owned, operated or leased by Company or the Subsidiary.

                  (g)     As used herein:

                          (i)     "Environmental  Law"  means  any law or  order
relating to the environment or to emissions, discharges or Releases of pollutants, contaminants, or chemicals, or industrial, toxic or hazardous substances or wastes, into the environment (including structures, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes;

                          (ii)    "Hazardous  Material"  means (A) any chemicals
or other materials or substances that are defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "pollutants," "contaminants," or words of similar import under any Environmental Law, including petroleum, friable asbestos, PCBs and CFCs; and (B) any other chemical, material or substance, the presence of or exposure to which is prohibited, limited or regulated by any Governmental Authority under any Environmental Law;

                          (iii)   "Release"  means any actual or threatened  (as
defined under CERCLA) release, spill, effluent, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment or any structure; and

                          (iv)    "Remedial Action" means all actions, including
any capital expenditures, required by a Governmental Authority, required under any Environmental Law or voluntarily undertaken to (A) clean up, remediate, remove, treat or in any other way ameliorate or address any Hazardous Material Released into the environment; (B) prevent the Release, or minimize the further Release of any Hazardous Material so it does not endanger or threaten to endanger public health or the environment; (C) perform pre-remedial studies and investigations or post-remedial monitoring and care relating to a Release; or
(D) bring the applicable party into compliance with any Environmental Law.

         Section 3.17 Labor Matters. There are no strikes or other disputes or controversies pending or, to the knowledge of Company, threatened between Company or the Subsidiary and any representatives of its employees and, to the knowledge of Company, there are no organizational efforts underway involving employees of Company or the Subsidiary.

         Section 3.18 Certain Contracts. Except as disclosed in Section 3.18 of the Company Disclosure Letter, there is no Contract for the purchase of real property, plant, facilities or any other assets acquired outside the ordinary course of business pursuant to which Company or the Subsidiary is obligated to make payments which are reasonably likely to exceed $50,000 in the aggregate.

         Section 3.19 Contract Defaults. Neither Company nor the Subsidiary nor, to the knowledge of Company, any other party thereto is in breach or violation of, or in default in the performance or observance of any term or provision of, and no event has occurred that, with notice or lapse of time or both, could reasonably be expected to result in a default under, any Contract to which Company or the Subsidiary is a party or by which Company or the Subsidiary or any of their respective assets or properties is bound, except (i) for those breaches, violations or defaults set forth in Section 3.19 of the Company Disclosure Letter or (ii) for such breaches, violations or defaults which could not reasonably be expected to result in a Company Material Adverse Effect.

         Section 3.20 Board Recommendation. The Board of Directors of Company, at a meeting duly called and held, has by unanimous vote of those directors present (who constituted 100% of the directors then in office) (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to and in the best interests of the shareholders of Company,
(b) duly approved and adopted this Agreement and the transactions contemplated hereby, including the Merger, and approved and consented to the execution and performance of the Voting Agreement, in each case prior to the execution of such agreement, and (c) resolved to recommend that the holders of shares of Common Stock approve this Agreement and the transactions contemplated hereby, including the Merger.

         Section 3.21 State Takeover Statute. No state takeover statute or similar statute or regulation of the Commonwealth of Virginia applies to this Agreement, the Merger, the Voting Agreement or any of the other transactions contemplated hereby and thereby. No provision of the Articles of Incorporation, Bylaws or other governing instruments of Company or the Subsidiary would directly or indirectly restrict or impair the ability of Parent or Acquisition or their respective affiliates to vote, or otherwise to exercise the rights of a shareholder with respect to, securities of Company and the Subsidiary that are acquired or controlled by Parent or Acquisition or their respective affiliates pursuant to the Merger or permit any shareholder to acquire securities of Company on a basis not available to Parent or Acquisition in the event that Parent or Acquisition were to acquire securities of Company pursuant to the Merger, and neither Company nor the Subsidiary has any rights plan, preferred stock or similar arrangement which have any of the aforementioned consequences in connection with the Merger.

         Section 3.22 Settlement Agreement. A true and correct copy of the Settlement Agreement (as defined in Section 7.1) is attached as Attachment 3.22-1 to the Company Disclosure Letter. The Settlement Agreement constitutes the entire agreement between Company and the other defendants and the plaintiffs in the Derivative Suit relating to the settlement of such lawsuit, has been executed and delivered by all the parties thereto and has not been amended, modified or rescinded. Company is not (and to the knowledge of Company no other party is) in breach of, or default under the Settlement Agreement and, to the knowledge of Company, no event has occurred that, with or without notice or lapse of time or both, would result in a breach or a default thereunder. Other than the Derivative Suit, there is no suit, action or proceeding pending or, to the knowledge of Company, threatened against or affecting Company or the Subsidiary that arises out of or is related to, the settlement contemplated by the Settlement Agreement or any matters, transactions, circumstances or occurrences referred to in the complaint of the plaintiffs in the Derivative Suit.

         Section 3.23  Industrial Revenue Bonds.

         (a) The County of Saratoga Industrial Development Revenue Bonds (Spurlock Adhesives Inc. Project), Series 1997-A (the "Industrial Revenue Bonds") (i) have an Interest Rate

Mode (as defined in the Trust Indenture, dated October 1, 1997, between the County of Saratoga Industrial Development Agency and Star Bank, N.A. (the "Trust Indenture")) equal to the Weekly Rate (as defined in the Trust Indenture) and
(ii) are redeemable either prior to or following the Closing Date, at the option of Company, in whole at a redemption price that is not more than 100% of the principal amount thereof upon 30 days notice and upon compliance by Company with the requirements for such redemption set forth in the Trust Indenture and
Section 5.5 of the Installment Sale Agreement relating to such bonds; and

         (b) That certain Master Agreement, dated as of September 19, 1997, between Keybank National Association and the Subsidiary can be terminated by the Subsidiary on or prior to the Closing Date in exchange for a payment by the Subsidiary of an amount not to exceed $285,000.

         Section 3.24 Waiver and Agreement; Mutual Release. True and complete copies of the Waiver and Agreement and the Mutual Release are attached as Attachments 3.24-1 and 3.24-2, respectively, to the Company Disclosure Letter. The Waiver and Agreement and the Mutual Release constitute the entire agreement between Company and the Subsidiary, on the one hand, and the other parties to such agreements, on the other hand, relating to the settlement of all claims or causes of action, past and present, whether known or unknown, in any way arising out of, related to or in any way connected with, alleged agreements to grant options to purchase shares of the common stock of either Company or the Subsidiary or any other compensation for services of William A. Patterson, Neil Tucker or Corporate Strategies, Inc., including but not limited to that set forth in a letter from William A. Patterson to Harold N. Spurlock, Sr. dated February 7, 1994, signed by Harold N. Spurlock, Sr. on February 18, 1994 and a letter from Harold N. Spurlock, Sr. to Neil Tucker dated on or about March 12, 1994, and all other controversies which might arise out of or be related to the aforesaid letter or any agreement in any way related thereto. Each of the Waiver and Agreement and the Mutual Release has been executed and delivered by all parties thereto, is in full force and effect and has not been amended, modified or rescinded. Company is not (and, to the knowledge of Company, no other party is) in breach of, or default under either the Waiver and Agreement or the Mutual Release and, to the knowledge of Company, no event has occurred that, with or without lapse of time or both, would result in a breach or default thereunder. There is no suit, action or proceeding pending or, to the knowledge of Company, threatened against or affecting Company or the Subsidiary (and Company does not have knowledge of any basis for any such suit, action or proceeding) that arises out of or is related to, the settlement contemplated by the Waiver and Agreement or the Mutual Release or any matters, transactions, circumstances or occurrences referred to therein.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF PARENT

         Section 4.1 Organization, Standing and Corporate Power. Each of Parent and Acquisition is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite power and authority to own, lease and operate its property and carry on its business as now being conducted. Each of Parent and Acquisition is duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect on the ability of Parent and Acquisition to perform their respective obligations hereunder or to consummate the transactions contemplated hereby, including the Merger (a "Parent Material Adverse Effect"). Neither Parent nor Acquisition is in violation of any provision of its certificate of incorporation, bylaws or comparable organizational documents, except to the extent that such violations would not, individually or in the aggregate, have a Parent Material Adverse Effect.

         Section 4.2 Authority; Noncontravention. Parent and Acquisition have all requisite corporate power and authority to enter into this Agreement, to perform their respective obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by Parent and Acquisition, and the consummation by Parent and Acquisition of the transactions contemplated by this Agreement, have been duly authorized by all necessary corporate action on the part of Parent and Acquisition. This Agreement has been duly executed and delivered by Parent and Acquisition and constitutes a valid and binding obligation of each such party, enforceable against each such party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law). The execution, delivery and performance of this Agreement by Parent and Acquisition do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent or Acquisition under (i) their respective certificates of incorporation or bylaws or comparable organizational documents,
(ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Parent or Acquisition or their respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or Acquisition or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate could not be reasonably expected to (x) have a Parent Material Adverse Effect,
(y) prevent Parent and Acquisition from performing their respective obligations under this Agreement in any material respect or (z) prevent or delay in any material respect the consummation of any of the transactions contemplated by this Agreement. No consent, approval, order, action or authorization of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to Parent or Acquisition in connection with the execution, delivery and performance of this Agreement by Parent and Acquisition or the consummation by Parent or Acquisition, as the case may be, of any of the transactions contemplated by this Agreement, except for (i) the filing of a premerger notification and report form by Parent under the HSR Act, (ii) applicable requirements, if any, of the Exchange Act and the rules and regulations promulgated thereunder, (iii) the filing of articles of merger, a plan of merger and other appropriate documents, if any, with the Virginia State Corporation Commission and appropriate documents with the relevant authorities of other states in which Company or Acquisition is qualified or may be required to be qualified to do business, and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings which, if not obtained or made, could not be reasonably expected to prevent or delay in any material respect the consummation of any of the transactions contemplated by this Agreement or otherwise prevent Parent or Acquisition from performing their respective obligations under this Agreement in any material respect or have, individually or in the aggregate, a Parent Material Adverse Effect.

         Section 4.3 Information Supplied. None of the information supplied or to be supplied in writing by Parent or Acquisition for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed to Company's shareholders or at the time of the Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Neither Parent nor Acquisition makes any representation or warranty with respect to any information supplied by Company or the Subsidiary or any of their respective representatives which is contained in or incorporated by reference in the Proxy Statement.

         Section 4.4 Litigation. There is no suit, action or proceeding pending or, to the knowledge of Parent, threatened against or affecting Parent or Acquisition (and Parent does not have any knowledge of any basis for any such suit, action or proceeding) that, individually or in the aggregate, could reasonably be expected to (a) have a Parent Material Adverse Effect or (b) delay or prevent Parent or Acquisition from performing their respective obligations under this Agreement in any material respect, and there is not any judgment, decree, injunction, rule or order of any Governmental Authority or arbitrator outstanding against Parent or Acquisition having, or which, insofar as reasonably can be foreseen, in the future could reasonably be expected to have, any Parent Material Adverse Effect or could prevent or delay in any material respect the consummation of the transactions contemplated by this Agreement.

         Section 4.5 Financial Ability to Pay Merger Consideration. Parent has or has available to it pursuant to available credit lines in effect on the date hereof, access to which credit lines is subject to no material conditions other than the satisfaction or waiver of the conditions set forth in Sections 7.1 and 7.2 hereof, and through the Closing Date will continue to have available to it through such sources, and shall cause Acquisition to have, the ability to pay the Merger Consideration and to otherwise perform the respective obligations of Parent and Acquisition as provided for in this Agreement.

         Section 4.6 No Ownership of Company Common Stock. As of the date hereof, neither Parent, Borden, Inc., a New Jersey corporation, nor any direct or indirect subsidiary of either such corporation (and, to the knowledge of Parent, no officer or director of Parent), owns, beneficially or of record, any shares of Common Stock of Company.

                                    ARTICLE V
                    COVENANTS RELATING TO CONDUCT OF BUSINESS

         Section 5.1. Conduct of Business by Company. During the period from the date of this Agreement to the Effective Time (unless this Agreement is terminated prior thereto pursuant to Section 8.1 hereof), Company shall, and shall cause the Subsidiary to, carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and in compliance in all material respects with all applicable laws and regulations and, to the extent consistent therewith, use commercially reasonable best efforts to preserve intact their current business organizations, keep available the services of their current officers and employees and preserve their relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with them. Without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, except for Approved Matters (as defined below) Company shall not, and shall not permit the Subsidiary to:

                  (a)(i) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock, other than dividends and distributions by the Subsidiary to Company, (ii) split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) purchase, redeem or otherwise acquire any shares of capital stock of Company or the Subsidiary or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

                  (b) authorize for issuance, issue, deliver, sell, pledge or otherwise encumber, or agree or commit to issue, deliver, sell, pledge or otherwise encumber any shares of its capital stock, any other voting securities or equity equivalents (including, without limitation, stock appreciation rights) or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities, equity equivalents or convertible securities (whether through the granting or issuance of options, warrants, commitments, subscriptions, rights to purchase or otherwise) (other than (i) the issuance of shares of Common Stock upon the exercise of Company Stock Options outstanding on the date of this Agreement, and in accordance with their then terms, and (ii) up to 50,000 shares of Common Stock to be issued by Company pursuant to the Settlement Agreement);

                  (c) amend its articles of incorporation, Bylaws or other comparable organizational documents;

                  (d) acquire or agree to acquire (i) by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, limited liability company, joint venture, association or other business organization or division thereof or (ii) any assets that are material, individually or in the aggregate, to Company and the Subsidiary taken as a whole;

                  (e) sell, lease, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or assets, other than sales of inventory, sales or other dispositions of other assets which do not exceed $100,000 in the aggregate, and mortgages or other encumbrances or Liens that, in each instance, are transacted or incurred in the ordinary course of business;

                  (f)(i) except for the indebtedness described in Section 5.1(f)(i) of the Company Disclosure Letter, incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Company or the Subsidiary, guarantee any debt securities of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, except for short-term borrowings under existing lines of credit or replacements thereof incurred in the ordinary course of business consistent with past practice, or (ii) make any loans, advances
(other than advances to employees not to exceed $50,000 in the aggregate) or capital contributions to, or investments in, any other person, either by purchase of stock or securities, property transfer or purchase of any material amount of property or assets, other than to Company or the Subsidiary;

                  (g) make or agree to make any new capital expenditure or expenditures which are not set forth in Section 5.1 of the Company Disclosure Letter, except for expenditures reasonably necessary to effect any replacement or repair of a capital asset required as a result of any obsolescence, breakdown, casualty or loss occurring after the date of this Agreement (to the extent necessary to continue or restore the conduct of business by Company or the Subsidiary in the ordinary course);

                  (h) make or change any Tax election, adopt or change any method of accounting with respect to any Taxes, unless required to do so by law, or settle or compromise any Tax liability or refund in excess of $10,000;

                  (i) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, merger, consolidation, restructuring, recapitalization or reorganization of Company or the Subsidiary other than in connection with the consummation of the Merger pursuant to this Agreement;

                  (j) change any assumption underlying, or method of calculating, any bad debt, contingency or other reserve, or change any other material accounting principles or practices used by it (except changes that may be necessary or appropriate in order to comply with a change in generally accepted accounting principles that takes effect after the date of this Agreement);

                  (k) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction of (A) liabilities in the ordinary course consistent with past practices (including current payments due under long term debt outstanding on the date of this Agreement or otherwise set forth in
Section 5.1(f)(i) of the Company Disclosure Letter), (B) costs relating to this Agreement and the transactions contemplated hereby, (C) accrued and current legal, accounting and other professional fees and expenses incurred by Company or the Subsidiary and (D) claims or liabilities paid, discharged or satisfied in accordance with the Settlement Agreement, the Mutual Release, the Waiver and Agreement or as otherwise expressly contemplated or permitted under the terms and provisions of this Agreement;

                  (l) except as set forth in Section 5.1(l) of the Company Disclosure Letter or as required by employment agreements or Company Plans existing on the date of this Agreement, or as required by applicable law, (i) increase the compensation payable or to become payable to its executive officers or employees, (ii) grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, executive officer or employee of Company or the Subsidiary or (iii) establish, adopt, enter into or amend in any material respect or take action to accelerate any rights or benefits under any collective bargaining agreement, stock option plan, Company Plan, or other employee benefit plan, agreement or policy except as contemplated by this Agreement; provided, however, that this clause (l) shall not prohibit Company or the Subsidiary from entering into any employment agreement with any employee (other than any executive officer of Company) (A) whose current employment agreement is expiring, (B) contemporaneously with the hiring of such employee or (C) contemporaneously with the promotion of such employee, if, in each case, such employment agreement does not provide for salary in excess of $50,000 per year, does not have a term in excess of one year and is entered into in the ordinary course of business consistent with prior practice, and, in the case of clause (A) above, such new employment agreement is substantially similar to the expiring agreement and, in the case of clause (B) or (C) above, such employment agreement is substantially similar to current employment agreements for employees of Company and the Subsidiary at the applicable level;

                  (m) waive, release, grant or transfer any rights of material value or terminate, modify or change in any material respect any existing license, lease, contract or other agreement which is material to the business of Company and the Subsidiary, taken as a whole; or

                  (n)     authorize  any  of,  or  commit,   agree,  arrange  or
contract to take any of, the foregoing actions.

         For purposes of this Agreement, "Approved Matters" means matters that are either (i) expressly contemplated or provided for in this Agreement or (ii) approved in writing by Parent (such approval not to be unreasonably withheld).

         Section 5.2 Other Actions. Company and Parent shall not, and shall not permit any of their respective affiliates to, take any action that would, or that could reasonably be expected to, result in (a) any of the representations and warranties of such party set forth in this Agreement that are qualified as to materiality becoming untrue, (b) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (c) any of the conditions to the Merger set forth in Article VII not being satisfied.

         Section 5.3 Advice of Changes. Company and Parent shall promptly advise the other orally and in writing of any change or event having, or which, insofar as can reasonably be foreseen, would have, a Company Material Adverse Effect or a Parent Material Adverse Effect, as applicable; provided, however, that the delivery of any notice pursuant to this Section 5.3 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         Section 5.4  No Solicitation.

                  (a) Company shall not, nor shall it permit the Subsidiary to, nor shall it authorize or permit any officer, director or employee of or any investment banker, attorney or other advisor or representative of, Company or the Subsidiary to, directly or indirectly (i) solicit, initiate or encourage the submission of any takeover proposal (as defined below), (ii) enter into any agreement with respect to, or endorse, any takeover proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or seek any of the foregoing; provided, however, that nothing contained in this Agreement shall prevent Company or its Board of Directors from (A) furnishing nonpublic information to, or entering into discussions or negotiations with, any person who has made an unsolicited bona fide written takeover proposal to Company or its shareholders or (B) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a takeover proposal, but only to the extent that (1) in each case referred to in clauses (A) and (B) the Board of Directors of Company determines in good faith based on written advice of its outside legal counsel, that such action is necessary for the Board of Directors of Company to comply with its fiduciary duties to shareholders under applicable law or to comply with the Exchange Act, and the rules and regulations thereunder, and (2) prior to furnishing such nonpublic information to, or entering into discussions or negotiations with, such person, the Board of Directors of Company receives from such person or entity an executed confidentiality agreement with terms no less favorable to Company than those contained in the Confidentiality Agreement (the "Confidentiality Agreement") dated August 4, 1998 executed by Parent and Company; and provided further that, except as necessary to comply with any time periods prescribed by applicable law, the Board of Directors of Company shall not take any of the foregoing actions referred to in clauses (A) and (B) until a reasonable period of time has elapsed after it has delivered the Notice of Takeover Proposal with respect thereto in accordance with Section 5.4(c). Without limiting the foregoing, it is understood that any violation of the restrictions set forth in this Section 5.4(a) by any director, executive officer or authorized employee of Company or Subsidiary or any investment banker, attorney or other advisor or representative of Company or the Subsidiary, whether or not such person is purporting to act on behalf of Company or the Subsidiary or otherwise, shall be deemed to be a breach of this Section 5.4 by Company. For purposes of this Agreement, "takeover proposal" means any proposal for a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Company or the Subsidiary or any proposal or offer to acquire in any manner, directly or indirectly, more than 15% of any class of voting securities of Company or the Subsidiary, or assets representing a substantial portion of the assets of Company and the Subsidiary, taken as a whole, or any tender offer (including a self tender offer that if consummated would result in any person beneficially owning more than 15% of any class of voting securities of Company or the Subsidiary) other than the transactions contemplated by this Agreement. Company shall immediately cease and cause to be terminated any existing activities, discussions or negotiations by Company or any of its officers, investment bankers, attorneys or other advisors or representatives with any parties conducted heretofore with respect to any of the foregoing.

                  (b) Prior to a termination of this Agreement pursuant to any of the applicable provisions of Section 8.1 (which termination may be simultaneous with such action), neither the Board of Directors of Company nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent, the adoption, approval or recommendation by such Board of Directors or any such committee of this Agreement or the Merger or (ii) approve or recommend, or propose to approve or recommend, any takeover proposal.

                  (c) Company promptly shall advise Parent orally and in writing of any takeover proposal or any inquiry with respect to, or which could reasonably be expected to lead to, any takeover proposal, the material terms and conditions thereof and the identity of the person making any such takeover proposal or inquiry (the "Notice of Takeover Proposal"). Company shall keep Parent promptly and fully informed in all material respects of the status and details of any such takeover proposal or inquiry.

                  (d) Company agrees not to release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which Company is a party.

                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

         Section 6.1  Preparation of the Proxy Statement; Shareholders Meeting.

                  (a) As soon as practicable following the date of this Agreement, Company shall prepare and file with the SEC the Proxy Statement (subject to receipt of any necessary information from Parent pursuant to Section 6.1(b) hereof). Company shall use its commercially reasonable best efforts to have the Proxy Statement approved by the SEC as promptly as practicable and to cause the Proxy Statement to be mailed to Company's shareholders as promptly as practicable after it is approved by the SEC. Company will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act. Company will notify Parent of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and will supply Parent with copies of all correspondence between Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement prior to its being filed with the SEC and shall give Parent and its counsel the reasonable opportunity to review the Proxy Statement and all amendments and supplements thereto and all responses to requests for additional information and replies to comments prior to their being filed with or sent to the SEC. Company agrees to use its commercially reasonable best efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC. If at any time prior to the approval of this Agreement by Company's shareholders there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, Company will prepare and mail to its shareholders such an amendment or supplement.

                  (b) Parent shall promptly upon request from Company use commercially reasonable best efforts to provide all information concerning Parent or its affiliates required to be disclosed in the Proxy Statement and such information shall not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such information not misleading in light of the circumstances under which it is provided.

                  (c) Company shall, as soon as practicable following the approval of the Proxy Statement by the SEC and subject to the requirements of applicable law, duly call, give notice of, convene and hold a meeting of its shareholders (the "Shareholders Meeting") for the purpose of obtaining the Shareholder Approval. Subject to the provisions of Section 8.1(d), Company shall, through its Board of Directors, recommend to its shareholders approval of this Agreement and the transactions contemplated by this Agreement. In the event that (i) the affirmative votes of the shares of Common Stock subject to the Voting Agreement are insufficient, standing alone, to obtain the Shareholder Approval or (ii) any of the shares of Common Stock subject to the Voting Agreement are not voted in accordance with the terms thereof, Company shall, subject to the provisions of Section 8.1(d), use its commercially reasonable best efforts in soliciting votes to obtain the necessary approval by its shareholders of this Agreement and the transactions contemplated hereby.

         Section 6.2 Access to Information; Confidentiality. Subject to limitations imposed by applicable law, Company shall, and shall cause the Subsidiary to, (i) afford to Parent and its officers, employees, accountants, counsel, financial advisors and other representatives, reasonable access during normal business hours during the period prior to the Effective Time to all its properties, books, contracts, commitments, personnel, audits, files, correspondence, contracts and records and (ii) furnish promptly to the Parent
(a) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of Federal or state securities laws and (b) all financial and operating data and other information concerning its business, properties and personnel as Parent may reasonably request. Company shall, and shall cause the Subsidiary to, (i) instruct its employees, counsel and financial advisors to reasonably cooperate with Parent in Parent's investigation of the business of Company and (ii) make its personnel reasonably available for discussions with representatives of Parent. Parent and Acquisition shall hold, and shall cause its respective officers, employees, accountants, counsel, financial advisors and other representatives and affiliates to hold, any nonpublic information in confidence to the extent required by, and in accordance with, the Confidentiality Agreement.

         Section 6.3  Best Efforts; Notification.

                  (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Authorities and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authorities, (ii) the obtaining of all necessary consents, approvals or waivers from third parties,
(iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed, and (iv) the execution and delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement; provided, however, that (x) a party shall not be obligated to take any action pursuant to the foregoing clauses (i) through (iv) if the taking of such action or the obtaining of any waiver, consent, approval or exemption is reasonably likely to be materially burdensome to such party and its subsidiaries taken as a whole or to impact in a materially adverse manner the economic or business benefits of the transactions contemplated by this Agreement so as to render inadvisable the consummation of the Merger and (y) Parent or Acquisition shall not be obligated to take any action pursuant to the foregoing clauses (i) through (iv) if the taking of such action or the obtaining of any waiver, consent, approval or exemption is reasonably likely to result in the imposition of a condition or restriction of the type referred to in clause (ii), (iii) or
(iv) of Section 7.2(c). Notwithstanding the foregoing, Company agrees to use it commercially reasonable best efforts to (i) take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper and advisable to satisfy the conditions set forth in Section 7.1(a) and Sections 7.2(d) and (h), and (ii) not enter into (and to prevent the Subsidiary from entering into) any transaction the consummation of which could reasonably be expected to impede, interfere with, prevent or materially delay the Merger. Further,

Company shall (a) comply with all of its obligations under the Settlement Agreement, the Waiver and Agreement and the Mutual Release, (b) not amend or modify the Settlement Agreement (unless required to do so by court order), the Waiver and Agreement or the Mutual Release, (c) not waive compliance by any other party to the Settlement Agreement, the Waiver and Agreement or the Mutual Release, and (d) obtain the written consent of Parent (not to be unreasonably withheld) prior to any withdrawal by Company from the settlements contemplated by the Settlement Agreement, the Waiver and Agreement and the Mutual Release or any termination of the Settlement Agreement, the Waiver and Agreement or the Mutual Release or such settlements, except, in the case of the Settlement Agreement, to the extent necessitated by court order.

                  (b) Company shall give prompt notice to Parent, and Parent shall give prompt notice to Company, of (i) any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate in any respect or (ii) the failure by it to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that the delivery of any notice pursuant to this Section 6.3(b) shall not limit or otherwise affect the remedies available hereunder to the parties receiving such notice.

         Section 6.4 Public Announcements. Parent and Acquisition, on the one hand, and Company and the Subsidiary, on the other hand, shall consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange. The parties agree that a press release mutually agreed upon by Company and Parent regarding the execution of this Agreement and the transactions contemplated hereunder will be issued promptly following the execution of this Agreement by all parties hereto.

         Section 6.5  Benefit Plans.

                  (a) Provision of Benefits. At Parent's option, Parent shall provide or cause the Surviving Corporation (or in the case of a transfer of all or substantially all of the assets and business of the Surviving Corporation, its successors and assigns) to provide benefits to employees of Company and the Subsidiary that either (i) are not materially less favorable, in the aggregate, than those provided to employees of Parent holding similar positions or (ii) are not materially less favorable, in the aggregate, than those provided by Company on the date of this Agreement.

                  (b) Service. With respect to any "employee benefit plan", as defined in Section 3(3) of ERISA, maintained by Parent or the Surviving Corporation (or its successors and assigns) (including any severance plan), for purposes of determining eligibility to participate and vesting, service with Company or the Subsidiary prior to the Effective Date shall be treated as service with Parent or the Surviving Corporation (or its successors and assigns); provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits.

         Section 6.6  Indemnification.

                  (a) Parent agrees that it will not, and that it will cause the Surviving Corporation not to, voluntarily take any action to reduce any rights to indemnification or exculpation existing at the date hereof in favor of the directors or officers of Company or Subsidiary (the "Indemnified Parties") as provided in the respective Articles of Incorporation or

Bylaws or Virginia law, as the case may be, with respect to actions by them occurring at or prior to the Effective Time.

                  (b) Parent shall use its best efforts to cause the persons serving as officers and directors of Company or the Subsidiary immediately prior to the Effective Time to be covered for a period of six years from the Effective Time by the directors' and officers' liability insurance policy maintained by Company and the Subsidiary (provided that Parent or the Surviving Corporation may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are not less advantageous than such policy) with respect to acts or omissions occurring prior to the Effective Time which were committed by such officers and directors in their capacity as such. Prior to the Effective Time, Company shall endeavor to, and shall be permitted to, satisfy the obligations under the preceding sentence by extending or arranging for the extension of coverage under such insurance policies pursuant to (i) a six-year "tail" policy with respect to acts or omissions occurring prior to the Effective Time other than claims, suits or damages relating to the matters, transactions or occurrences referred to in the complaint of plaintiffs in the Derivative Suit (provided that without Parent's consent the lump sum payment to purchase such coverage shall not exceed $132,300) and (ii) a one-year "tail" policy with respect to the policy of insurance under which Company has filed claims relating to the matters, transactions or occurrences referred to in the complaint of plaintiffs in the Derivative Suit (provided that without Parent's consent the lump sum payment to purchase such coverage shall not exceed $12,000), in which case Parent shall cause such premium, to the extent not previously paid by Company, to be paid at the Closing. If such a "tail" policy cannot be purchased on such terms prior to the Effective Time, then Parent and the Surviving Corporation shall endeavor to obtain coverage contemplated by the first sentence of this Section 6.6(b); provided, however, that in no event shall Parent or the Surviving Corporation be required to expend more than the amount (the "Insurance Amount") equal to 150% of the current annual premium expended by Company and the Subsidiary to maintain such insurance coverage as of the Effective Time; and provided, further, that if Parent or the Surviving Corporation is unable to maintain or obtain the insurance called for by this Section 6.6, Parent shall use its best efforts to obtain as much comparable insurance as available for the Insurance Amount and; provided, further, that during such six-year period the Surviving Corporation shall review, not less than annually, the feasibility of purchasing tail coverage for the balance of such six-year period and shall endeavor to purchase such coverage if it is available at a cost not exceeding the maximum amount that the Surviving Corporation would otherwise be obligated to pay under the first proviso to this sentence. Company represents and warrants that the current annual premium for such insurance coverage is $44,100.

                  (c) In the event Parent or the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, assume the obligations set forth in this Section 6.6.

         Section 6.7 Payment of Fees and Expenses. Except as provided in Sections 8.2(a) and 8.2(b), in the event the Merger is not consummated, all fees and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated by this Agreement (including any fees set forth in Attachment 3.12 to the Company Disclosure Letter which are due and payable) shall be paid by the party incurring such fees or expenses. In the event the Merger is consummated, Parent shall cause the following payments to be made by the Surviving Corporation at the Effective Time:

                  (a) To Davenport & Company, LLC, the sums payable to it by Company under the agreement dated June 24, 1998, to the extent not previously paid by Company.

                  (b) To Williams, Mullen, Christian & Dobbins, all unpaid reasonable legal fees and expenses owing to it by Company or the Subsidiary for services rendered through the Effective Time.

                  (c) To Cherry, Bekaert & Holland, all unpaid reasonable accounting fees and expenses owing to it by Company or the Subsidiary for services rendered through the Effective Time.

                  (d) To such other persons as may be applicable, any unpaid reasonable printing costs, solicitation fees or SEC filing fees relating to the filing and printing of the Proxy Statement and the solicitation of proxies thereunder.

         To the extent that the portion of the aggregate sum of the amounts payable pursuant to clauses (a), (b) and (c) above of this Section 6.7 which is directly related to the negotiation of this Agreement and the consummation of the Merger, together with the amount payable pursuant to clause (d) above, exceeds the sum of $600,000, then the aggregate Merger Consideration payable pursuant to Section 2.7 hereof shall be reduced on a dollar for dollar basis by the amount of such excess, and such reduction shall be applied pro rata to reduce the per share amounts of the Merger Consideration payable to the holders of shares of Common Stock or Company Stock Options pursuant to Sections 2.7 and
2.8 hereof. For the purposes of the foregoing, the parties agree that all legal and accounting fees and expenses accrued and unpaid by the Company through the date of this Agreement, which are set forth in Section 6.7 of the Company Disclosure Letter, or  thereafter  accrued and not paid prior to the  Effective  Time in connection
with  (i)  the  settlement  and  defense  of  the  Derivative   Suit  (including
negotiation and preparation of the Settlement Agreement), (ii) the normal year-end financial audit and preparation of related audited financial statements for Company and Subsidiary on a consolidated basis, (iii) any SEC Documents, other than the Proxy Statement and any Current Reports on Form 8-K related to the Merger, required to be filed by Company after the date of this Agreement or
(iv) any other legal or accounting matters of Company or the Subsidiary which are unrelated to the Merger, shall not be included within the fees and expenses subject to the above-described $600,000 ceiling.

         Section 6.8 Promissory Note from the Spurlock Family Limited Partnership. During the period from the date hereof until the earlier of the Effective Time or the Expiration Date under the Voting Agreement (as defined in
Section 2 of the Voting Agreement) , Company shall not, and Company shall cause the Subsidiary not to, (i) enforce any rights it may have under (A) that certain $375,000 promissory note, dated April 8, 1998 (the "Subsidiary Note"), payable to the Subsidiary by the Spurlock Family Limited Partnership (the "Partnership") or (B) the Pledge and Security Agreement, dated April 8, 1998 (the "Pledge Agreement"), between the Partnership and the Subsidiary, which, in either case, would in any way affect the rights of the Partnership to vote the 2,325,000 shares of Common Stock pledged to the Subsidiary to secure payment of the Subsidiary Note and (ii) assign or otherwise transfer the Subsidiary Note or the Pledge Agreement or any rights arising thereunder to any other person.

         Section 6.9 Stop Transfer Order. Company shall notify Company's transfer agent that there is a stop order with respect to all of the Shares (as defined in the Voting Agreement) and that the Voting Agreement places limits on the voting of the Shares.

         Section 6.10 No Acquisition of Common Stock Prior to Effective Time. Prior to the earlier of (a) the Effective Time or (b) the termination of this Agreement in accordance with the terms hereof, without consent of the Company, neither Parent nor any of its affiliates shall acquire by purchase or otherwise any shares of the Common Stock of Company.

         Section 6.11 Buy-Out of Plant A Lease. At Closing, the Subsidiary shall exercise its right under that certain lease, dated September 30, 1997, between
D. B. Western, Inc. ("D. B. Western") and the Subsidiary (the "Plant A Lease") to purchase the Equipment and D.B. Western's "proprietary information" relating thereto (all as defined in the Plant A Lease) for a purchase price not to exceed $3,603,660. Parent shall cause the Subsidiary to be provided with all funds necessary to consummate such purchase. In the event that the purchase price exceeds the sum of $3,603,660, the aggregate Merger Consideration payable pursuant to Section 2.7 hereof shall be reduced on a dollar for dollar basis by the amount of such excess, and such reduction shall be applied pro rata to reduce the per share amount of the Merger Consideration payable to the holders of shares of Common Stock or Company Stock Options pursuant to Sections 2.7 and
2.8 hereof.

                                   ARTICLE VII
                              CONDITIONS PRECEDENT

         Section 7.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                  (a) Shareholder Approval. Company shall have obtained the Shareholder Approval.

                  (b) Antitrust. The waiting period (and any extensions thereof) applicable to the transactions contemplated by this Agreement under the HSR Act shall have been terminated or shall have expired.

                  (c) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger, shall be in effect; provided, however, that, subject to the proviso in Section 6.3, each of the parties shall have used its best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any such injunction or other order that may be entered.

         Section 7.2 Conditions to Obligations of Parent and Acquisition. The obligations of Parent and Acquisition to effect the Merger are further subject to the satisfaction or waiver by Parent on or prior to the Closing Date of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of Company set forth in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of Company set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and as of the Closing Date as though made on and as of the Closing Date, except to the extent any such representation or warranty expressly relates to an earlier date (in which case as of such date), and Parent shall have received a certificate signed on behalf of Company by the Chief Executive Officer of Company to such effect.

                  (b) Performance of Obligations of Company. Company shall have performed and complied with in all material respects all obligations and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of Company by the Chief Executive Officer of Company to such effect.

                  (c) No Litigation. There shall not be pending any suit, action or proceeding by any Governmental Authority (or by any other person, if such suit, action or proceeding has a reasonable likelihood, in the opinion of outside counsel to Parent, of success) (i) challenging the acquisition by Parent or Acquisition of any shares of capital stock of Company, seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement or the Voting Agreement or seeking to obtain from Company, Parent, Acquisition or any of their respective subsidiaries any damages that are material to either Parent or Company and the Subsidiary taken as a whole, (ii) seeking to prohibit or limit the ownership or operation by Parent or the Surviving Corporation of any material portion of the business or assets of Company or the Subsidiary or to compel Parent or the Surviving Corporation, or any of their respective subsidiaries to dispose of or hold separate any material portion of the business or assets of Company or the Subsidiary as a result of the Merger, (iii) seeking to impose limitations on the ability of Parent or Acquisition to acquire or hold, or exercise full rights of ownership of, any shares of capital stock of the Surviving Corporation, including, without limitation, the right to vote such capital stock on all matters properly presented to the shareholders of the Surviving Corporation, (iv) seeking to prohibit Parent from effectively controlling in any material respect the business or operations of the Surviving Corporation or the Subsidiary or (v) which otherwise could be reasonably expected to have a Company Material Adverse Effect or a Parent Material Adverse Effect.

                  (d) Settlement of Derivative Suit. Either (i) that certain Stipulation and Settlement Agreement (the "Settlement Agreement") between the respective plaintiffs and defendants in the Derivative Suit (as hereinafter defined) (which Settlement Agreement has previously been provided to Parent), shall have been executed and delivered by the parties thereto and filed in the Federal District Court having jurisdiction over such lawsuit, and the Settlement Agreement shall have become effective following approval thereof by the court pursuant to its issuance of a Final Order, the running of all appeals periods and the payment by Company of all consideration required under the Settlement Agreement or (ii) the Derivative Suit shall have otherwise been dismissed (and all applicable appeal periods shall have terminated) or finally adjudicated (and all applicable appeal periods shall have terminated) on terms not materially less favorable to Company than those provided for in the Settlement Agreement; provided, that under any circumstance the aggregate consideration to be paid by Company to the plaintiffs in the Derivative Suit shall not exceed $267,500 (with the value of any consideration payable in shares of Common Stock being valued for the purposes of this Section only by multiplying the number of such shares by $3.40). Prior to the Closing Date, Parent shall have received documentary evidence, in form and substance reasonably satisfactory to it, with respect to
(a) the payment of (i) all consideration required under the Settlement Agreement (including the 50,000 shares of Common Stock to be issued by Company pursuant thereto), in the event that the Settlement Agreement shall have become effective as described above, or (ii) any consideration paid by Company to the plaintiffs in respect of the Derivative Suit, in the event that the Derivative Suit shall have been otherwise finally adjudicated on terms not materially less favorable to Company than those provided for in the Settlement Agreement, or (b) the dismissal of the Derivative Suit with prejudice and the expiration of all applicable appeal periods. For the purposes of this

Agreement, the "Derivative Suit" shall mean that certain lawsuit filed in the United States District Court for the District of Colorado, Civil Action No. 97-D-2214, styled Lee Rasmussen, minority shareholder of record; Doug Richmond; Jeff T. Coates; Ernest Reeves; Vernon Rasmussen; Sheila Rasmussen; Beverly Dittemore; Christy Olsen, minority shareholders in street name; Plaintiffs, v. Spurlock Industries, Inc., a Virginia corporation; Harold N. Spurlock; Irvine R. Spurlock; H. Norman Spurlock, Jr.; Phillip S. Sumpter; Warren E. Beam, Jr.; Lloyd Putman, as individuals; Defendants.

                  (e) Consents, etc. Parent shall have received evidence, in form and substance reasonably satisfactory to it, that the licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Authorities and other third parties which are required in connection with the performance by Company or the Subsidiary of the transactions contemplated in this Agreement have been obtained, except where the failure to obtain such licenses, permits, consents, approvals, authorizations, qualifications and orders could not, individually or in the aggregate with all other failures, be reasonably expected to have a Company Material Adverse Effect.

                  (f) Repayment of Notes by the Partnership. Parent shall have received evidence, in form and substance reasonably satisfactory to it, that the Partnership has repaid, caused to be repaid, or has made arrangements reasonably satisfactory to Parent to repay out of its share of the Merger Consideration through direct offsets pursuant to which the Surviving Corporation shall withhold the amounts referred to below in satisfaction of such obligations, in full, (i) the remaining principal amount (and all accrued but unpaid interest thereon) and all other amounts due in respect of the Subsidiary Note and that certain Collateral Promissory Note, dated November 15, 1995, payable by Irvine R. Spurlock and H. Norman Spurlock, Jr. to Lloyd B.

Putman in the original principal amount of $210,176.72 and (ii) all other unpaid amounts in respect of any loans or advances made by Company or the Subsidiary to Irvine R. Spurlock or his wife prior to the Closing Date.

                  (g) Repayment of Notes by Harold N. Spurlock. Parent shall have received evidence, in form and substance reasonably satisfactory to it, that Harold N. Spurlock has repaid, caused to be repaid, or has made arrangements reasonably satisfactory to Parent to repay out of his share or the Partnership's share of the Merger Consideration through direct offsets pursuant to which the Surviving Corporation shall withhold the amounts referred to below in satisfaction of such obligations, in full, (i) the remaining principal amount (and all accrued but unpaid interest thereon) and all other amounts due in respect of that certain Collateral Promissory Note, dated as of June 30, 1995, payable to the Subsidiary in the original principal amount of $112,500 and (ii) all other unpaid amounts in respect of any loans or advances made by Company or the Subsidiary to Harold N. Spurlock, Sr., H. Norman Spurlock, Jr. or Daniel Spurlock prior to the Closing Date.

                  (h) Evidence of Certain Amounts to be Paid and of Plant A Lease Purchase Agreement. Not less than two (2) business days prior to the Closing Date, Parent shall have received from Company evidence, in form and substance reasonably satisfactory to it, of (i) the aggregate sum of the amounts payable pursuant to clauses (a), (b), (c) and (d) of Section 6.7 and (ii) the agreement between the Subsidiary and D. B. Western with respect to the exercise by the Subsidiary of its purchase right under the Plant A Lease, as described in
Section 6.11, and the purchase price to be paid in connection therewith.

                  (i) Matters Relating to the Contract With Nepera, Inc. There shall not have occurred (i) any termination of that certain supply contract dated as of July 1, 1998 (the "Nepera

Contract") between the Subsidiary and Nepera, Inc. ("Nepera"), (ii) any modification of the terms or conditions of the Nepera Contract which could reasonably be expected to be materially adverse to Company and the Subsidiary, taken as a whole, (iii) any determination by a court of competent jurisdiction in that certain lawsuit filed in the Ontario Court (General Division), Court
File No. 98-CV-149846, styled Neste Canada Inc., Plaintiff v. Nepera, Inc., Defendant (the "Neste-Nepera Proceeding") that the supply contract dated January 1997 between Nepera and Neste Canada Inc. must be honored by Nepera or (iv) any settlement, final adjudication or resolution of, or other development with respect to, the Neste-Nepera Proceeding which could reasonably be expected to result in the occurrence of any of the events described in clauses (i), (ii) or
(iii) above.

         Section 7.3 Conditions to Obligation of Company. The obligation of Company to effect the Merger is further subject to the satisfaction or waiver by Company on or prior to the Closing Date of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of Parent set forth in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of Parent set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent any such representation or warranty expressly relates to another date (in which case as of such date), and Company shall have received a certificate signed on behalf of Parent by the Chief Executive Officer of Parent to such effect.

                  (b) Performance of Obligations. Parent and Acquisition shall have performed and complied with in all material respects all obligations and covenants required to be performed or complied with by them under this Agreement at or prior to the Closing Date, and Company shall have received a certificate signed on behalf of Parent by the Chief Executive Officer of Parent to such effect.

                  (c) No Litigation. There shall not be pending any suit, action or proceeding by any Governmental Authority (or by any other person, if such suit, action or proceeding has a reasonable likelihood, in the opinion of outside counsel to Company, of success) challenging the acquisition by Parent or Acquisition of any shares of capital stock of Company or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement if, as a result of such acquisition or consummation, any of the persons who are shareholders of Company immediately prior to giving effect to the Merger could reasonably be expected to be subject in such suit, action or proceeding to a valid claim being asserted against them
(i) to recover any of the Merger Consideration received by them or (ii) which would impose any penalties, fines, costs or damages on them.

                                  ARTICLE VIII
                       TERMINATION, AMENDMENT AND WAIVER

         Section 8.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the Shareholder Approval:

                  (a)     by mutual written consent of Parent and Company;

                  (b)     by either Parent or Company:

                          (i) if, at a duly held shareholders meeting of Company or any adjournment thereof at which the Shareholder Approval is voted upon, the Shareholder Approval shall not have been obtained;

                          (ii) if the Merger shall not have been consummated on or before June 1, 1999, unless the failure to consummate the Merger is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

                          (iii) if any court of competent jurisdiction or other Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable; or

                          (iv) in the event of a breach by the other party of any representation, warranty, covenant or other agreement contained in this Agreement which (A) would give rise to the failure of a condition set forth in Section 7.2(a) or 7.2(b) or Section 7.3(a) or 7.3(b), as applicable, and (B) cannot be or has not been cured within thirty (30) days after the giving of written notice to the breaching party of such breach (a "Material Breach") (provided that the terminating party is not then in breach of any representation, warranty, covenant or other agreement that would give rise to a failure of a condition as described in clause (A) above);

                  (c) by either Parent or Company (as applicable) in the event that (i) all the conditions to the obligation of such party to effect the Merger set forth in Section 7.1 shall have been satisfied and (ii) any condition to the obligation of such party to effect the Merger set forth in Section 7.2 (in the case of Parent) or Section 7.3 (in the case of Company) which has not been waived by such party is not capable of being satisfied prior to the end of the period referred to in Section 8.1(b)(ii);

                  (d) by Company, subject to Section 8.5(b), if the Board of Directors of Company shall concurrently approve, and Company shall concurrently enter into, a definitive agreement providing for the implementation of the transactions contemplated by a takeover proposal; provided, however, that (i) Company is not then in breach of
Section 5.4 or in breach of any other representation, warranty, covenant or agreement that would give rise to a failure of a condition set forth in Section 7.2(a) or 7.2(b), and (ii) the Board of Directors of Company shall have complied with Section 8.5(b) in connection with such takeover proposal; and

                  (e)     by Parent:

                  (i) if, without the prior written consent of Parent, the Board of Directors of Company shall have withdrawn or modified, in any manner adverse to Parent or Acquisition, the approval or recommendation by the Board of this Agreement or the Merger or approved or recommended any takeover proposal or shall have resolved to do any of the foregoing;

                  (ii) if Company shall have failed, as soon as reasonably practicable after no further approval by the SEC is required, to mail the Proxy Statement to its shareholders or shall have failed to include in the Proxy Statement the recommendation of the Board of Directors of this Agreement and the Merger;

                  (iii) if Company shall have exercised a right specified in the first proviso to Section 5.4(a) with respect to any takeover proposal and shall, directly or through authorized agents or representatives, continue discussions or negotiations with the maker of such takeover proposal for more than ten (10) business days after the receipt of such takeover proposal;

                  (iv) (A) if a takeover proposal that is publicly disclosed shall have been commenced, publicly proposed or communicated to Company which contains a proposal as to price (without regard to the specificity of such price proposal) and (B) Company shall not have rejected such takeover proposal within ten (10) business days after the earlier of the receipt thereof by Company or the date its existence first becomes publicly disclosed; and

                  (v)     if Company shall have breached  Section 5.4(a) hereof.
Section 8.2 Effect of the Termination.

                  (a)     (i)     If this Agreement is terminated (A) by Company
pursuant to Section 8.1(d) or (B) by Parent pursuant to Section 8.1(e); or

                          (ii)    If (A) this  Agreement is terminated  pursuant
to Section 8.1 (other than by Company pursuant to Section 8.1(b)(iv) or Section 8.1(d), by Parent pursuant to Section 8.1(e) or by Parent and Company pursuant to Section 8.1(a)) and (B) within twelve months thereafter, either (1) Company enters into an agreement with respect to any Third Party Acquisition or (2) any Third Party Acquisition occurs, and (C) after the execution and delivery of this Agreement but prior to such termination, (1) Company (or its agents) had any discussions with any Third Party (as defined below) with respect to any Third Party Acquisition, (2) Company (or its agents) furnished information to any Third Party with respect to or with a view to any Third Party Acquisition or (3) such Third Party made a proposal or expressed any interest publicly or to Company with respect to any Third Party Acquisition; then Company shall pay to Parent, (x) in the case of any event described in clause (ii) above, within three (3) business days following the execution and delivery of such Third Party Acquisition agreement or the occurrence of such Third Party Acquisition, as the case may be, or (y) in the case of any event described in clause (i) above, no later than concurrently with any termination contemplated by Section 8.1(d) or 8.1(e) above, a fee, in cash and in immediately available funds, of $600,000 (the "Fee"); provided, however, that Company in no event shall be obligated to pay more than one Fee with respect to all such agreements and occurrences and such termination; and provided, further, that the Company shall not be obligated to pay the Fee or any Expenses (as defined below) pursuant to this Section 8.2 if Parent or Acquisition shall be in material breach of any of its representations, warranties, covenants or agreements in this Agreement. In addition, Company shall, from time to time after any termination in which a Fee shall be or become payable, pay to Parent, within three (3) business days after its receipt of written statements therefor (accompanied by appropriate supporting documentation), an amount equal to the Expenses set forth in such statement, not to exceed the aggregate amount of $200,000, plus the actual reasonable fees and expenses incurred by Parent in connection with any litigation or other proceeding to collect the Fee or such Expenses.

         "Expenses" means all reasonable out-of-pocket fees and expenses actually incurred by Parent or Acquisition or on their behalf, whether before or after the execution and delivery of this Agreement, in connection with the transactions contemplated by this Agreement, including the Merger and Voting Agreement, including without limitation fees and expenses payable to all banks, investment banking firms and other financial institutions, and their respective agents and counsel, and all fees and expenses of counsel, accountants, experts and consultants to Parent or Acquisition, to the extent directly related to services rendered to Parent or Acquisition in connection with this Agreement or the transactions contemplated hereunder and, further, including without limitation fees and expenses of, or incurred in connection with, any litigation or other proceedings to collect the Fee and/or any Expenses.

         "Third Party" means any person other than Parent, Acquisition or any affiliate thereof.

         "Third Party Acquisition" means the occurrence of any of the following events: (i) the acquisition of Company by a Third Party through a merger, consolidation, business combination, recapitalization or other similar transaction; (ii) the acquisition by a Third Party of 15% or more of the operating assets of Company and the Subsidiary, taken as a whole; or (iii) the acquisition, directly or indirectly, by a Third Party of more than 15% of any class of securities of Company or the Subsidiary entitled to voting rights through a tender offer (including a self tender offer), exchange offer or otherwise, unless the Company has issued a public statement rejecting or recommending against acceptance of such offer.

                  (b)     If this Agreement is terminated by Parent  pursuant to
Section  8.1(b)(ii)  solely  due to the  failure of the  condition  set forth in
Section 7.2(d) to be satisfied prior to such termination, then Company shall pay to Parent, within three (3) business days after its receipt of written statements therefor (accompanied by appropriate supporting documentation), an amount equal to the sum of (i) $50,000 plus (ii) any Expenses set forth in such statement which were incurred by Parent after the date of this Agreement, such sum not to exceed the aggregate amount of $200,000, plus the actual reasonable fees and expenses incurred by Parent in connection with any litigation or other proceeding to collect such Expenses.

                  (c) If this Agreement is terminated by either Company or Parent pursuant to Section 8.1(b)(iv), the party committing the Material Breach which gave rise to such termination shall, from time to time, pay the other party, within three (3) business days after its receipt of written statements therefor (accompanied by appropriate supporting documentation), an amount equal to the Expenses set forth in such statement, not to exceed the aggregate amount of $200,000, plus the actual reasonable fees and expenses incurred by such party in connection with any litigation or other proceeding to collect such Expenses. Amounts payable pursuant to this Section 8.2(c) shall be in addition to any Fee (but not Expenses) which Company may be obligated to pay pursuant to Section 8.2(a) above. For the purposes of this paragraph (c), Expenses shall have the same meaning as set forth in Section 8.2(a) above, except that, in the case of a Material Breach by Parent or Acquisition, Company and the Subsidiary shall be inserted in such definition in place of any references to Parent and Acquisition. Except as provided in

Section 8.2(d) with respect to a willful and material breach by a party of its representations, warranties, covenants or other agreements set forth in this Agreement, in the event that a party is required to pay any Expenses pursuant to this Section 8.2(c) as a result of a Material Breach by it, such party shall not be liable for the payment of any other damages, costs or expenses (including reasonable attorneys' fees) suffered by the other party as a result of such Material Breach.

                  (d) In the event of termination of this Agreement by either Company or Parent as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, without any further liability or obligation on the part of Parent, Acquisition or Company, except that (i) the obligations provided for pursuant to the provisions of Sections 3.6, 3.12 and 4.3, the last sentence of Section 6.2, Section 6.7, this Section 8.02 and
Article IX shall survive any such termination and (ii) nothing herein shall relieve any party from any liability for damages, costs or expenses (including reasonable attorneys' fees) suffered or incurred by the other parties hereto to the extent that such termination results from the willful and material breach by such party prior to termination of any of its representations, warranties, covenants or other agreements set forth in this Agreement. The Confidentiality Agreement shall survive any termination of this Agreement in accordance with its terms.

         Section 8.3 Amendment. This Agreement may be amended by the parties at any time before or after the Shareholder Approval, provided, however, that after the Shareholder Approval, there shall be made no amendment that pursuant to the VSCA requires further approval by the shareholders of Company without the further approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

         Section 8.4 Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) subject to the proviso of
Section 8.3, waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

         Section 8.5 Procedure for Termination, Amendment, Extension or Waiver.

                  (a) A termination of this Agreement pursuant to Section 8.1, an amendment of this Agreement pursuant to Section 8.3 or an extension or waiver pursuant to Section 8.4 shall, in order to be effective, require, in the case of Parent or Company, action by its Board of Directors or, in the case of an extension or waiver pursuant to Section 8.4, the duly authorized designee of its Board of Directors.

                  (b) Company shall provide to Parent prior to any termination of this Agreement pursuant to Section 8.1(d) the Notice of Takeover Proposal in accordance with Section 5.4(c) and written notice advising Parent that the Board of Directors of Company in the exercise of its good faith judgment as to its fiduciary duties to the shareholders of Company under applicable law, after receipt of written advice of outside legal counsel and Company's financial advisors, has determined (on the basis of such takeover proposal and the terms of this Agreement, as then in effect) that such termination is required in connection with a takeover proposal that is more favorable to the shareholders of Company than the transactions contemplated by this

Agreement (taking into account all terms of such takeover proposal and this Agreement, including all conditions). At any time after two (2) business days following receipt of such notice, Company may terminate this Agreement as provided in Section 8.1(d) only if the Board of Directors of Company, in the exercise of its good faith judgment as to its fiduciary duties to the shareholders of Company under applicable law, after receipt of written advice of outside legal counsel, re-determines that such proposal is more favorable to the shareholders of Company than the transactions contemplated by this Agreement (taking into account all terms of such takeover proposal and this Agreement, including all conditions, and which determination shall be made in light of any revised proposal made by Parent prior to the expiration of such two (2) business day period) and concurrently enters into a definitive agreement providing for the implementation of the transactions contemplated by such takeover proposal.

                                   ARTICLE IX
                               GENERAL PROVISIONS

         Section 9.1 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.1 shall not limit any covenant or agreement of the parties which, by its terms, contemplates performance after the Effective Time.

         Section 9.2 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)     if to Parent or Acquisition, to

                          Borden Chemical Holdings, Inc.
                          180 East Broad Street
                          Columbus, Ohio 43215
                          Attention:  Lawrence L. Dieker, Esq.
                            Vice President, General Counsel and Secretary
                          Facsimile: 614-225-4238

                          with a copy to:

                          Borden, Inc.
                          180 East Broad Street
                          Columbus, Ohio 43215
                          Attention:  William F. Stoll, Jr., Esq., Senior
                            Vice President and General Counsel
                          Facsimile: 614-627-8374

                          and with a copy to:

                          Simpson Thacher & Bartlett
                          425 Lexington Avenue
                          New York, New York 10017
                          Attention:  David J. Sorkin, Esq.
                          Facsimile: 212-455-2502

                  (b)     if to Company, to

                          Spurlock Industries, Inc.
                          209 West Main Street
                          Waverly, Virginia  23890
                          Attention:  Phillip S. Sumpter, Chairman of the Board
                            and CEO
                          Facsimile: 804-834-8985

                          with a copy to:

                          Williams, Mullen, Christian & Dobbins
                          P.O. Box 1320
                          Two James Center
                          1021 East Cary Street, 16th Floor (23219)
                          Richmond, Virginia  23218-1320
                          Attention:  William L. Pitman, Esquire
                          Facsimile: 804-783-6507
                          and with a copy to:

                          Davenport & Company, LLC
                          901 East Cary Street
                          11th Floor (23219)
                          P.O. Box 85678
                          Richmond, Virginia  23285-5678
                          Attention:  Joseph A. Oliver, III, Vice President
                          Facsimile: 804-780-2054

         Section 9.3. Interpretation. When a reference is made in this Agreement to a Section or Exhibit such reference shall be to a Section of, or an Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

         Section 9.4 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.

         Section 9.5 Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents referred to herein) (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, except for the Confidentiality Agreement, which expressly survives the execution and delivery of this Agreement, and (b) except for the provisions of (i) Article II relating to the payment of an applicable portion of the Merger Consideration to non-dissenting shareholders of Company and holders of Company Stock Options in accordance with this Agreement and in compliance with Virginia law and (ii) Section 6.6, is not intended to confer upon any person other than the parties any rights or remedies.

         Section 9.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         Section 9.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, except that Parent or Acquisition may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any direct wholly owned subsidiary of Parent or Borden, Inc., but no such assignment shall relieve Parent or Acquisition, as the case may be, of any of its obligations under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

         Section 9.8. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, the parties hereto agree (a) that any claim, suit, action or proceeding initiated by Parent, Acquisition or the Surviving Corporation against Company or the Subsidiary (or their respective shareholders, directors, officers, successors or assigns) relating to or arising out of this Agreement, the Voting Agreement or the transactions contemplated hereby or thereby shall be filed and prosecuted only in the United States District Court for the Eastern District of Virginia (Richmond Division) and in the court hearing appeals therefrom, unless no federal diversity or subject matter jurisdiction exists, in which event, and only in which event, such claim, suit, action or proceeding shall be filed and prosecuted in the Circuit Court of the County of Sussex, Virginia and in the courts hearing appeals therefrom, (b) that any claim, suit, action or proceeding initiated by Company or the Subsidiary against Parent, Acquisition or the Surviving Corporation (or their respective shareholders, directors, officers, successors or assigns) relating to or arising out of this Agreement, the Voting Agreement or the transactions contemplated hereby or thereby shall be filed and prosecuted only in the United States District Court for the Central District of Ohio and in the court hearing appeals therefrom, unless no federal diversity or subject matter jurisdiction exists, in which event, and only in which event, such claim, suit, action or proceeding shall be filed and prosecuted in the District Court of the County of Franklin, Ohio and in the courts hearing appeals therefrom, (c) that each of the parties hereto consents to submit itself to the personal jurisdiction to such courts for the purposes stated in clause (b) above and that no party hereto will attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) that no party will initiate any action relating to or arising out of this Agreement, the Voting Agreement or any of the transactions contemplated hereby or thereby in any court other than as set forth above.

         Section 9.9 Waivers. Except as provided in this Agreement or any waiver pursuant to Section 8.4, no action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this

Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         Section 9.10 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

         Section 9.11 Definitions of Certain General Terms. For the purposes of this Agreement:

                  (a) an "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person;

                  (b)     "knowledge" means:

                         (i) with respect to Company, the actual knowledge of the following officers and employees (as well as any of their successors) of Company and the Subsidiary: Phillip S. Sumpter, Irvine
         R. Spurlock, Harold N. Spurlock, Sr., Kirk Passopulo, Larry Birkholz and John Fitzgerald, Jr., or any of the foregoing, in each case after reasonable inquiry or investigation (including, without limitation, inquiries of the plant managers and controllers of each of the Subsidiary's facilities in Malvern, Arkansas, Moreau, New York, and Waverly, Virginia); and

                          (ii) with respect to the Parent, the actual knowledge of the following officers and employees (as well as any of their successors) of Parent: Michael Ducey, James Stevning, and Lawrence Dieker, or any of the foregoing, in each case after reasonable inquiry or investigation;

                  (c)     "person"    means    an    individual,    corporation,
         partnership,  limited liability  company,  joint venture,  association,
         trust,   unincorporated   organization   or  other   entity;   and

                  (d) "subsidiary" of any person means another person, an amount of the voting securities or other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or if there are no such voting interests, more than 50% of the equity interests of which) is owned directly or indirectly by such first person.

         Section 9.12 Amendment and Restatement. The parties hereby agree to amend and restate the Agreement and Plan of Merger dated December 18, 1998 by and among Parent, Company and Acquisition in its entirety to correct a typographical error in Section 8.2(b). No novation is intended. Notwithstanding the fact that this Agreement is an amendment and restatement, any references to "the date of this Agreement" or words of similar import shall mean December 18, 1998.

                            (SIGNATURES ON NEXT PAGE)

         IN WITNESS WHEREOF, Parent, Acquisition and Company have caused this Agreement to be signed and amended and restated by their respective officers thereunto duly authorized, all as of the dates first written above.

                                              BORDEN CHEMICAL, INC.



                                              By:
                                                  ------------------------------
                                              Title:
                                                     ---------------------------

                                              SII ACQUISITION COMPANY



                                              By:
                                                  ------------------------------
                                              Title:
                                                     ---------------------------


                                              SPURLOCK INDUSTRIES, INC.



                                              By:
                                                  ------------------------------
                                              Title:
                                                     ---------------------------

                                                                      APPENDIX B


                                VOTING AGREEMENT


                  VOTING AGREEMENT, dated as of December 18, 1998, between BORDEN CHEMICAL, INC., a Delaware corporation (the "Parent"), and S II ACQUISITION COMPANY, a Virginia corporation and a wholly owned subsidiary of the Parent (the "Sub"), on the one hand, and PHILLIP S. SUMPTER and KATHERINE G. SUMPTER ( collectively "Sumpter"), IRVINE R. SPURLOCK and HAROLD N. SPURLOCK, SR. (the "Spurlock Controlling Persons"), SPURLOCK FAMILY CORPORATION, a
Virginia corporation ("Spurlock Corporation"), SPURLOCK FAMILY LIMITED PARTNERSHIP, a Virginia limited partnership (the "Partnership"), Trustees under agreement, dated December 17, 1998, with Harold N. Spurlock, Sr., known as the "HAROLD N. SPURLOCK, SR. DECLARATION OF LIVING TRUST DATED DECEMBER 17, 1998" (the "H. Spurlock Trust"), and Trustees under agreement, dated December 17, 1998, with Irvine R. Spurlock, known as the "IRVINE R. SPURLOCK DECLARATION OF LIVING TRUST DATED DECEMBER 17, 1998" (the "I. Spurlock Trust" and, together with Sumpter, the Partnership, and the H. Spurlock Trust, the "Shareholders"), on the other hand.

                                    RECITALS

                  Concurrently herewith, the Parent, the Sub and Spurlock Industries, Inc., a Virginia corporation (the "Company"), are entering into a Agreement and Plan of Merger dated the date hereof (the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement), providing for the merger of the Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement.

                  As of the date hereof, each Shareholder beneficially owns the number of shares of no par value common stock (the "Company Common Stock") of the Company set forth opposite its or his name on the signature page of this Agreement (the "Existing Shares" and, together with any shares of Company Common Stock acquired after the date hereof and prior to the termination hereof, whether upon the exercise of options, conversion of convertible securities or otherwise, the "Shares").

                  As of the date hereof, the Corporation is the sole general partner of the Partnership. As of the date hereof, the Spurlock Controlling Persons collectively own 100% of the shares of common stock of the Corporation and have the sole power to control the voting of the 3,339,800 Existing Shares owned by the Partnership.

                  As a condition to their willingness to enter into the Merger Agreement and make the Offer, the Parent and the Sub have required that each Shareholder enter into this Agreement.

                                    AGREEMENT

                  To implement the foregoing and in consideration of the mutual agreements contained herein, the parties agree as follows:

                  1. Covenants of Each Shareholder. Until the termination of this Agreement in accordance with Section 2, each Shareholder and Spurlock Corporation, severally and not jointly, agrees as follows:

                  (a) Voting. Each Shareholder hereby agrees that at any meeting of the shareholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote or other approval with respect to the Merger and the Merger Agreement is sought, each Shareholder shall (and the Spurlock Controlling Persons and Spurlock Corporation shall cause the Partnership to) vote the Shares in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement. The agreements set forth in the immediately preceding sentence shall equally apply if such approvals were to be sought by the solicitation of written consents.

                  At any meeting of the shareholders of the Company or at any adjournment thereof or in any other circumstances upon which the Shareholders' vote, consent or other approval is sought, each Shareholder shall (and the Spurlock Controlling Persons and Spurlock Corporation shall cause the Partnership to) vote the Shares against (and the Shareholders shall not, and the Spurlock Controlling Persons and Spurlock Corporation shall cause the Partnership not to, execute consents with respect to) (i) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement and (ii) any action or agreement (other than the Merger Agreement or the transactions contemplated thereby) that would materially impede, interfere with, delay, postpone or attempt to discourage the Merger, including, but not limited to: (A) any extraordinary corporate transaction (other than the Merger Agreement and the Merger), such as a merger, consolidation or other business combination involving the Company and its subsidiaries, any sale or transfer of a material amount of assets of the Company and its subsidiaries or Company Common Stock, any reorganization, recapitalization or liquidation of the Company and its subsidiaries or any other takeover proposal; (B) any change in the management or board of directors of the Company, except as otherwise agreed to in writing by the Sub; (C) any material change in the present capitalization or dividend policy of the Company; (D) any amendment to the Company's Articles of Incorporation or Bylaws or other proposal or transaction involving the Company or the Subsidiary, which amendment or other proposal or transaction which changes in any manner the voting rights of any class of the Company's capital stock or is intended or could reasonably be expected to materially impede, frustrate, prevent, delay or nullify (1) the ability of the Company to consummate the Merger or (2) any of the transactions contemplated by this Agreement or the Merger Agreement or (E) any other material change in the Company's corporate structure or business. Each Shareholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

                  (b) Transfer Restrictions. Subject to those matters set forth on Schedule II hereto, each Shareholder, severally and not jointly, agrees not to, and the Spurlock Controlling Persons and Spurlock Corporation shall cause the Partnership not to, (i) sell, transfer, encumber, pledge, assign or otherwise dispose of (including by gift) ("Transfer"), or enter into any contract, option or other arrangement or understanding (including any profit sharing arrangement) with respect to the Transfer of, any of the Shares or any interest therein to any person other than pursuant to the terms hereof or the Merger Agreement, (ii) except as contemplated hereby, grant any proxy or power of attorney with respect to the matters set forth in Section 1(a) above, enter into any voting arrangement or understanding or otherwise transfer voting power with respect to the Shares, in each case with respect to such matters, (iii) take any action that would make any of its representations or warranties contained herein untrue or incorrect or have the effect of preventing or disabling such Shareholder from performing its obligations under this Agreement or (iv) commit or agree to take any of the foregoing actions.

                  (c) Proxy. Each Shareholder hereby grants to the Parent, and to each officer of the Parent, a revocable proxy to vote the Shares as indicated in Section 1(a) and hereby revokes any proxy previously granted by such Shareholder with respect to the Shares. Notwithstanding the foregoing, neither Parent nor any officer of Parent shall exercise its proxy rights hereunder to the extent that the Shareholder granting such proxy rights attends the meeting of the shareholders of the Company at which any action indicated in Section 1(a) is to be voted upon and votes the Shares in person in accordance with Section 1(a).

                  (d) Appraisal Rights. Each Shareholder hereby irrevocably waives any rights of appraisal or rights to dissent from the Merger that such Shareholder may have.

                  (e)  The Partnership; The Corporation; and The Trusts.

                       (i) The Spurlock Controlling Persons and Spurlock Corporation shall not (A) amend, or permit the amendment of, the terms of the partnership agreement or other organizational documents of the Partnership in any manner that would adversely affect the performance by the Partnership of its obligations under this Agreement or materially impede, frustrate, prevent, delay or nullify the Merger or any of the transactions contemplated by this Agreement or the Merger Agreement, (B) Transfer or enter into any contract, option or other arrangement or understanding with respect to the Transfer of, their interests in the Partnership to any person to the extent that such Transfer would adversely affect the performance by the Partnership of its obligations under this Agreement or the ability of the Spurlock Controlling Persons to control the voting of the Shares owned by the Partnership or (C) adopt a plan of liquidation or dissolution of the Partnership or otherwise terminate the Partnership.

                       (ii) The Spurlock Controlling Persons shall not (A) amend, or permit the amendment of, the terms of the Articles of Incorporation, by-laws or other organizational documents of Spurlock Corporation in any manner that would adversely affect the performance by Spurlock Corporation of its obligations under this Agreement or materially impede, frustrate, prevent, delay or nullify the Merger of any of the transactions contemplated by this Agreement or the Merger Agreement, (B) Transfer or enter into any contract, option or other arrangement or understanding with respect to the Transfer of, their interests in Spurlock Corporation to any person to the extent that such Transfer would adversely affect the performance by Spurlock Corporation of its obligations under this Agreement or the ability of the Spurlock Controlling Persons to control the voting of the Shares owned by the Partnership or (C) adopt a plan of liquidation or dissolution of Spurlock Corporation or otherwise terminate Spurlock Corporation. Spurlock Corporation shall not issue, sell or deliver any shares of its capital stock or any other voting securities in any manner that would adversely affect the performance by Spurlock Corporation of its obligations under this Agreement or the ability of the Spurlock Controlling Persons to control the voting of the Shares owned by the Partnership.

                       (iii) Without the prior written consent of the Parent, Harold N. Spurlock, Sr., with respect to the H. Spurlock Trust, and Irvine R. Spurlock, with respect to the I. Spurlock Trust, shall not
         (A) revoke, (B) change the identity or number, or both, of the Trustees of, (C) amend in any manner or (D) withdraw any or all of the Trust Property (as defined in the respective Declaration of Trust) from, such Trust.

                  2.   Termination.  Except to the extent expressly  provided in
Section 3 hereof, this Agreement, the Parent's right to vote the Shares covered hereby pursuant to the proxy granted hereunder, and the Shareholders' obligations to vote pursuant hereto shall terminate on the first to occur of (a) the Effective Time, (b) the date on which the Merger Agreement is terminated pursuant to Section 8.1 thereof and (c) written notice of termination of this Agreement by the Parent and the Sub to the Shareholders (the "Expiration Date"), and shall thereafter be void and have not further effect.

                  3. Payment to Parent Upon Sales of Company Following Termination. If (A) the Merger Agreement is terminated for any reason other than by the Company pursuant to Section 8.1(b)(iv) of the Merger Agreement or by Parent and Company pursuant to Section 8.1(a) of the Merger Agreement and (B) within twelve months thereafter the Company enters into an agreement with respect to any Third Party Acquisition (as defined in the Merger Agreement), which Third Party Acquisition subsequently occurs and (C) pursuant to such Third Party Acquisition any Shareholder receives consideration having a "fair market value" on a per share basis in excess of $3.40 per share (the "per share excess amount") (equitably adjusted in a manner reasonably satisfactory to the Shareholders and Parent to reflect any share split, share distribution, combination, spin-off, recapitalization, reclassification or other similar transaction by the

Company), then each such Shareholder shall pay to Parent, within three business days following receipt of such consideration, an amount in cash equal to the product of (x) such Shareholder's number of Existing Shares, plus any shares of Company Common Stock acquired from the date hereof through Expiration Date, multiplied by (y) the percentage of such Shareholder's shares of Company Common Stock as of the date of such Third Party Acquisition which are exchanged for such consideration, multiplied by (z) the per share excess amount. For the avoidance of doubt, the per share excess amount shall be payable, from time to time, in accordance with this Section 3 upon the occurrence of each Third Party Acquisition. Notwithstanding anything herein to the contrary, the parties agree that the obligations of this Section 3 only expressly survive the Expiration Date.

                  For purposes of this Section 3, "fair market value" of the consideration shall mean the consideration per share (whether cash or non-cash) to be received by any Shareholder in connection with a Third Party Acquisition; provided that if the consideration received by such Shareholder in connection with a Third Party Acquisition shall be other than cash, (i) in the case of securities listed on a national securities exchange or traded on the NASDAQ National Market ("NASDAQ"), the per share value of such consideration shall be equal to the closing price per share listed on such national securities exchange or NASDAQ on the date the Third Party Acquisition is consummated and (ii) in the case of consideration in a form other than such securities, the per share value shall be determined in good faith as of the date the Third Party Acquisition is consummated by the Parent and the Shareholders, or, if Parent and the Shareholders cannot reach agreement, by a nationally recognized investment banking firm reasonably acceptable to the parties, which determination shall be conclusive for all purposes of this Agreement.

                  4. Representations and Warranties of the Shareholders. Each Shareholder and Spurlock Corporation (each hereafter a "person") hereby, severally and not jointly, hereby represents and warrants to the Parent as of the date hereof in respect of himself or itself as follows:

                  (a) Authority. Such person has all requisite legal capacity, power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such person and constitutes a valid and binding obligation of such person enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and equitable principles (whether considered in a proceeding in equity or at law). The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance by such person with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, permit the termination of any provision of or result in the termination of or the acceleration of the maturity or performance of, or result in the creation or imposition of any lien upon any of the assets or properties of such person under, (i) any provision of any agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such person or to such person's property or assets, other than the

         Pledge Agreement (with respect to which a consent has been received from the Subsidiary to the execution, delivery and performance of this Agreement) or (ii) in the case of Spurlock Corporation, the
         Partnership, the H. Spurlock Trust or the I. Spurlock Trust, the charter, by-laws or other constitutive documents of such person. If such person is married and such person's Shares constitute community property or otherwise need spousal or other approval to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the person's spouse, enforceable against such spouse in accordance with its terms. No trust of which such person is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. No filing with, and no permit, authorization, consent or approval of, any Governmental Authority or any other person is necessary for the execution of this Agreement by such person or the performance by such person of its obligations hereunder. Spurlock Corporation is the sole general partner of the Partners; the Spurlock Controlling Persons are the sole shareholders of Spurlock Corporation.

                  (b) The Shares. Such person is the record holder or beneficial owner of the number of the Existing Shares as is set forth opposite such person's name on the signature page hereto. On the date hereof, the Existing Shares set forth opposite such person's name on the signature page hereto constitute all of the outstanding shares of Company Common Stock beneficially (without respect to any attribution rules under applicable securities laws and without respect to any unexercised options) owned by such person. Such person does not have record or beneficial ownership of any shares of Common Stock not set forth on the signature page hereto. Subject to the limitations set forth on Schedule II hereto, applicable federal securities laws and the terms of this Agreement, such person has sole power of disposition with respect to all of the Existing Shares set forth opposite such person's name in Part I of Schedule I hereto and sole voting power with respect to the matters set forth in Section 1 hereof and sole power to demand dissenter's or appraisal rights, in each case with respect to all of the Existing Shares set forth opposite such person's name in
         Part II of Schedule I hereto, with no restrictions on such rights. Subject to the limitations set forth on Schedule II hereto, applicable federal securities laws and the terms of this Agreement, such person will have sole power of disposition with respect to Shares other than Existing Shares, if any, which become beneficially owned by such person and will have sole voting power with respect to the matters set forth in Section 1 hereof and sole power to demand dissenter's or appraisal rights, in each case with respect to all Shares other than Existing Shares, if any, which become beneficially owned by such person with no restrictions on such rights.

                  (c) Except as set forth in Schedule II hereto, such person's Shares and the certificates representing such Shares are now and at all times during the term hereof will be held by such person, or by a nominee or custodian for the benefit of such person, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances, proxies or agreements arising hereunder.

                  (d) No broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Shareholder in his or her capacity as such.

                  (e) Such person understands and acknowledges that the Parent and the Sub are entering into the Merger Agreement in reliance upon such person's execution and delivery of this Agreement with the Parent and the Sub.

                  5. Additional Shares. Each Shareholder hereby agrees, while this Agreement is in effect, to promptly notify the Parent of the number of any new shares of Company Common Stock acquired by such Shareholder, if any, after the date hereof.

                  6. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  7. Repayment of Notes and Advances by the Partnership. On or prior to the Closing Date, the Spurlock Controlling Persons and Spurlock Corporation shall cause the Partnership to, and the Partnership shall, repay, cause to be repaid, or make arrangements satisfactory to Parent to repay out of its share of the Merger Consideration through direct offsets pursuant to which the Surviving Corporation shall withhold the amounts referred to below in satisfaction of such obligations, in full, (i) the remaining principal amount (and all accrued but unpaid interest thereon) and all other amounts due in respect of the remaining principal amount (and all accrued but unpaid interest thereon) and all other amounts due in respect of the Subsidiary Note and that certain Collateral Promissory Note payable by Irvine R. Spurlock and H.

Norman Spurlock, Jr. to Lloyd B. Putman in the original principal amounts of $210,176.72 and (ii) all other unpaid amounts in respect of any loans or advances made by Company or the Subsidiary to Irvine R. Spurlock or his wife prior to the Closing Date.

                  8. Repayment of Note and Advances by Harold N. Spurlock, Sr. On or prior to the Closing Date, Harold N. Spurlock, Sr. shall repay, cause to be repaid, or make arrangements reasonably satisfactory to Parent to repay out of his share or the Partnership's share of the Merger Consideration through direct offsets pursuant to which the Surviving Corporation shall withhold the amounts referred to below in satisfaction of such obligations, in full, (i) the remaining principal amount (and all accrued but unpaid interest thereon) and all other amounts due in respect of that certain Collateral Promissory Note, dated as of June 30, 1995, payable to the Subsidiary in the original principal amount of $112,500 and (ii) all other unpaid amounts in respect of any loans or advances made by Company or the Subsidiary to Harold N. Spurlock, Sr., H. Norman Spurlock, Jr. or Daniel Spurlock prior to the Closing Date.

                  9. Stop Transfer Order. In furtherance of this Agreement, concurrently herewith, each Stockholder shall and hereby does authorize the Company's counsel to notify the Company's transfer agent that there is a stop transfer order with respect to all of the Existing Shares and that this Agreement places limits on the voting and transfer of such shares. Each
Shareholder agrees that within ten business days after the date hereof, such Stockholder will no longer hold any Shares in "street name" or in the name of any nominee.

                  10. Assignment. Neither this Agreement nor any of the rights,, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, except that the Parent or the Sub may assign, in its sole discretion, any of or all its rights, interests or obligations under this Agreement to any direct wholly owned subsidiary of the Parent or Borden, Inc., a New Jersey corporation, but no such assignment shall relieve the Parent or the Sub, as the case may be, of any of its obligations under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

                  11. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.

                  12. Entire Agreement, No Third-Party Beneficiaries. This Agreement (including the documents referred to herein) (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and (b) is not intended to confer upon any person other than the parties any rights or remedies.

                  13. Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

                  14. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without giving effect to the conflict of laws provisions thereof.

                            (SIGNATURES ON NEXT PAGE)

                  IN  WITNESS  WHEREOF,   the  Parent,  the  Sub,  the  Spurlock
Controlling Persons and the Shareholders have caused this Agreement to be duly executed as of the day and year first above written.

                                     Borden Chemical, Inc.


                                     By:
                                        ----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                     SII Acquisition Company

                                     By:
                                        ----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


Number of Existing Shares            Spurlock Family Limited Partnership
3,339,800
                                     By: Spurlock Family Corporation, its sole
                                           general partner

                                     By:
                                        ----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


Number of Existing Shares:
30,000                               -------------------------------------------
                                     Phillip S. Sumpter


                                     -------------------------------------------
                                     Katherine G. Sumpter


Number of Existing Shares            Trustees U/A with Harold N. Spurlock, Sr.
Held by H. Spurlock Trust:
306,000                              By:
                                        ----------------------------------------
                                        David Shane Smith, Trustee

Number of Existing Shares            Trustees U/A with Irvine R. Spurlock
Held by I. Spurlock Trust:
20,000                               By:
                                        ----------------------------------------
                                        David Shane Smith, Trustee


                                     Spurlock Family Corporation


                                     By:
                                        ----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                     -------------------------------------------
                                     Harold N. Spurlock, Sr.


                                     -------------------------------------------
                                     Irvine R. Spurlock

                                   SCHEDULE I


         Part I -- Number of Existing Shares with Sole Dispositive Power

Name of Shareholder                                  Number of Existing Shares
-------------------                                  -------------------------

The Spurlock Family Limited Partnership                       0*

Phillip S. and Katherine G. Sumpter                           30,000

The I. Spurlock Trust                                         20,000

The H. Spurlock Trust                                         306,000*



           Part II -- Number of Existing Shares with Sole Voting Power and Sole Power to Demand Dissenter's or Appraisal Rights

Name of Shareholder                                  Number of Existing Shares
-------------------                                  -------------------------

The Spurlock Family Limited Partnership              3,339,800*

Phillip S. and Katherine G. Sumpter                  30,000

The I. Spurlock Trust                                20,000

The H. Spurlock Trust                                306,000*

* 2,325,000 of the Partnership's Existing Shares are pledged to the Subsidiary and 1,014,800 of the Partnership's Existing Shares are pledged to Mr. Lloyd B. Putman; in addition, the Partnership's Existing Shares, while not pledged in support of such obligations, are subject to the contractual obligations to transfer 225,000 shares of Common Stock to Lee Rasmussen; and, in addition, the
H. Spurlock Trust has assumed the contractual obligation of Harold N. Spurlock, Sr. to transfer up to 180,000 shares of Common Stock to William A. Patterson and Neil Tucker, all as described on Schedule II hereto.

                                   SCHEDULE II


         1. 2,325,000 of the Existing Shares owned by the Partnership are pledged to Spurlock Adhesives, Inc. (which holds the certificates evidencing such shares) to secure the payment of the Subsidiary Note pursuant to the terms of that certain Pledge Agreement, dated April 8, 1998. The Pledge Agreement also subjects to the pledge thereunder any additional Shares received by the Partnership pursuant to any distribution by Company with respect to the pledged shares. Pursuant to the Pledge Agreement, without the prior consent of the Subsidiary, the Partnership is prohibited from transferring the pledged shares or any rights therein and is prohibited from becoming a party to or otherwise bound by any agreement which restricts in any manner the rights of any present or future holder with respect to such shares.

         2. 1,014,800 of the Existing Shares owned by the Partnership are pledged to Lloyd B. Putman (who holds the certificates evidencing such shares) to secure the repayment of that certain Collateral Promissory Note payable by Irvine R. Spurlock and H. Norman Spurlock, Jr. in the original principal amounts of $210,176.72. The shares pledged to secure this obligation may not be transferred without the consent of Lloyd B. Putman and, in the event of any event of default under the Collateral Promissory Note which is not cured as provided thereunder, Lloyd B. Putman shall become entitled to vote the shares and to sell the shares to satisfy the unpaid balance under the Collateral Promissory Note.

         3. In connection with the settlement of certain claims made by Lee Rasmussen in connection with the complaint filed in the Derivative Suit, the Partnership has agreed to transfer to Lee Rasmussen 225,000 of the Existing Shares owned by the Partnership.

         4. Pursuant to that certain Settlement Agreement, dated the ___ day of November, 1998, by and between Corporate Strategies, Inc., a South Carolina corporation, William A. Patterson, Neil Tucker and Harold N. Spurlock, Harold N. Spurlock, Sr. agreed to transfer 80,000 (subject to adjustment to up to 90,000) shares of Common Stock to each of William A. Patterson and Neil Tucker in accordance with the terms and conditions set forth in such Settlement Agreement. The H. Spurlock Trust has assumed the above-referenced obligation of Harold N. Spurlock, Sr.

                                                                      APPENDIX C

                       Code of Virginia (1950), as amended
                                   Title 13.1
                              Chapter 9 Article 15.
                               Dissenters' Rights.


ss. 13.1-729.     Definitions.

         In this article:

                  "Corporation" means the issuer of the shares held by a dissenter before the corporate action, except that (i) with respect to a merger, "corporation" means the surviving domestic or foreign corporation or limited liability company by merger of that issuer, and
         (ii) with respect to a share exchange, "corporation" means the acquiring corporation by share exchange, rather than the issuer, if the plan of share exchange places the responsibility for dissenters' rights on the acquiring corporation.

                  "Dissenter" means a shareholder who is entitled to dissent from corporate action under ss. 13.1-730 and who exercises that right when and in the manner required by ss.ss. 13.1-732 through 13.1-739.

                  "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

                  "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

                  "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

                  "Beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder.

                  "Shareholder" means the record shareholder or the beneficial shareholder.


ss. 13.1-730.     Right to dissent.

         A. A shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

                  1. Consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by ss. 13.1-718 or the articles of incorporation and the shareholder is entitled to vote on the merger or (ii) if the corporation is a subsidiary that is merged with its parent under ss. 13.1-719;

                  2. Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

                  3.     Consummation   of  a  sale  or   exchange  of  all,  or
         substantially all, of the property of the corporation if the shareholder was entitled to vote on the sale or exchange or if the sale or exchange was in furtherance of a dissolution on which the shareholder was entitled to vote, provided that such dissenter's rights shall not apply in the case of (i) a sale or exchange pursuant to court order, or (ii) a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

                  4. Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

         B. A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

         C. Notwithstanding any other provision of this article, with respect to a plan of merger or share exchange or a sale or exchange of property there shall be no right of dissent in favor of holders of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or share exchange or the sale or exchange of property is to be acted on, were (i) listed on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System (NASDAQ) or (ii) held by at least 2,000 record shareholders, unless in either case:

                  1.     The  articles  of   incorporation  of  the  corporation
         issuing such shares provide otherwise;

                  2. In the case of a plan of merger or share exchange, the holders of the class or series are required under the plan of merger or share exchange to accept for such shares anything except:

                         a.     Cash;

                         b. Shares or membership interests, or shares or membership interests and cash in lieu of fractional shares (i) of the surviving or acquiring corporation or limited liability company or (ii) of any other corporation or limited liability company which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or share exchange is to be acted on, were either listed subject to notice of issuance on a national securities exchange or held of record by at least 2,000 record shareholders or members; or

                         c. A combination of cash and shares or membership interests as set forth in subdivisions 2 a and 2 b of this subsection; or

                  3. The transaction to be voted on is an "affiliated transaction" and is not approved by a majority of "disinterested directors" as such terms are defined in ss. 13.1-725.

         D. The right of a dissenting shareholder to obtain payment of the fair value of his shares shall terminate upon the occurrence of any one of the following events:

                  1.     The   proposed   corporate   action  is   abandoned  or
         rescinded;

                  2. A court having jurisdiction permanently enjoins or sets aside the corporate action; or

                  3. His demand for payment is withdrawn with the written consent of the corporation.


ss. 13.1-731.     Dissent by nominees and beneficial owners.

         A. A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

         B. A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

                  1. He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

                  2. He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.


ss. 13.1-732.     Notice of dissenters' rights.

         A. If proposed corporate action creating dissenters' rights under ss. 13.1-730 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

         B. If corporate action creating dissenters' rights under ss. 13.1-730 is taken without a vote of shareholders, the corporation, during the ten-day period after the effectuation of such corporate action, shall notify in writing all record shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in ss. 13.1-734.

ss. 13.1-733.     Notice of intent to demand payment.

         A. If proposed corporate action creating dissenters' rights under ss. 13.1-730 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights (i) shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and (ii) shall not vote such shares in favor of the proposed action.

         B. A shareholder who does not satisfy the requirements of subsection A of this section is not entitled to payment for his shares under this article.


ss. 13.1-734.     Dissenters' notice.

         A. If proposed corporate action creating dissenters' rights under ss. 13.1-730 is authorized at a shareholders' meeting, the corporation, during the ten-day period after the effectuation of such corporate action, shall deliver a dissenters' notice in writing to all shareholders who satisfied the requirements of ss. 13.1-733.

         B.       The dissenters' notice shall:

                  1. State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

                  2. Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

                  3. Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before or after that date;

                  4. Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date of delivery of the dissenters' notice; and

                  5.     Be accompanied by a copy of this article.


ss. 13.1-735.     Duty to demand payment.

         A. A shareholder sent a dissenters' notice described in ss. 13.1-734 shall demand payment, certify that he acquired beneficial ownership of the shares before or after the date required to be set forth in the dissenters' notice pursuant to subdivision 3 of subsection B of ss. 13.1-734, and, in the case of certificated shares, deposit his certificates in accordance with the terms of the notice.

         B. The shareholder who deposits his shares pursuant to subsection A of this section retains all other rights of a shareholder except to the extent that these rights are canceled or modified by the taking of the proposed corporate action.

         C. A shareholder who does not demand payment and deposits his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.


ss. 13.1-736.     Share restrictions.

         A. The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received.

         B. The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder except to the extent that these rights are canceled or modified by the taking of the proposed corporate action.


ss. 13.1-737.     Payment.

         A. Except as provided in ss. 13.1-738, within thirty days after receipt of a payment demand made pursuant to ss. 13.1-735, the corporation shall pay the dissenter the amount the corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the corporation under this paragraph may be enforced (i) by the circuit court in the city or county where the corporation's principal office is located, or, if none in this Commonwealth, where its registered office is located or (ii) at the election of any dissenter residing or having its principal office in the Commonwealth, by the circuit court in the city or county where the dissenter resides or has its principal office. The court shall dispose of the complaint on an expedited basis.

         B.       The payment shall be accompanied by:

                  1. The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the effective date of the corporate action creating dissenters' rights, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

                  2. An explanation of how the corporation estimated the fair value of the shares and of how the interest was calculated;

                  3. A statement of the dissenters' right to demand payment under ss. 13.1-739; and

                  4.     A copy of this article.


ss. 13.1-738.     After-acquired shares.

         A. A corporation may elect to withhold payment required by ss. 13.1-737 from a dissenter unless he was the beneficial owner of the shares on the date of the first publication by news media or the first announcement to shareholders generally, whichever is earlier, of the terms of the proposed corporate action, as set forth in the dissenters' notice.

         B. To the extent the corporation elects to withhold payment under subsection A of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer an explanation of how it estimated the fair value of the shares and of how the interest was calculated, and a statement of the dissenter's right to demand payment under ss. 13.1-739.


ss. 13.1-739.     Procedure if shareholder dissatisfied with payment or offer.

         A. A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate (less any payment under ss. 13.1-737), or reject the corporation's offer under ss. 13.1-738 and demand payment of the fair value of his shares and interest due, if the dissenter believes that the amount paid under ss. 13.1-737 or offered under ss. 13.1-738 is less than the fair value of his shares or that the interest due is incorrectly calculated.

         B. A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection A of this section within thirty days after the corporation made or offered payment for his shares.


ss. 13.1-740.     Court action.

         A. If a demand for payment under ss. 13.1-739 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the circuit court in the city or county described in subsection B of this section to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         B. The corporation shall commence the proceeding in the city or county where its principal office is located, or, if none in this Commonwealth, where its registered office is located. If the corporation is a foreign corporation without a registered office in this Commonwealth, it shall commence the proceeding in the city or county in this Commonwealth where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

         C. The corporation shall make all dissenters, whether or not residents of this Commonwealth, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

         D. The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this article. If the court determines that such shareholder has not complied with the provisions of this article, he shall be dismissed as a party.

         E. The jurisdiction of the court in which the proceeding is commenced under subsection B of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         F. Each dissenter made a party to the proceeding is entitled to judgment (i) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation or (ii) for the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under ss. 13.1-738.


ss. 13.1-741.     Court costs and counsel fees.

         A. The court in an appraisal proceeding commenced under ss. 13.1-740 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters did not act in good faith in demanding payment under ss. 13.1-739.

         B. The court may also assess the reasonable fees and expenses of experts, excluding those of counsel, for the respective parties, in amounts the court finds equitable:

                  1. Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of ss.ss. 13.1-732 through 13.1-739; or

                  2. Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed did not act in good faith with respect to the rights provided by this article.

         C. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

         D. In a proceeding commenced under subsection A of ss. 13.1-737 the court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

                                                                      APPENDIX D




__________ __, 1999

The Board of Directors
Spurlock Industries, Inc.
P.O. Box 8
209 W. Main Street
Waverly, VA  23890

Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of Spurlock Industries, Inc. (the "Company") of the consideration to be paid to them in connection with the proposed merger (the "Merger") of SII Acquisition Company ("SII"), a wholly owned subsidiary of Borden Chemical, Inc. (the "Buyer"), with and into the Company. Pursuant to the Agreement and Plan of Merger dated December 18, 1998 by and among the Company, SII and the Buyer, as amended and restated by an Amended and Restated Agreement and Plan of Merger by and among such parties, dated January 25, 1999 (the "Agreement"), SII shall be merged with and into the Company, and each issued and outstanding Common Share, no par value, of the Company (other than Common Shares to be canceled in accordance with the Agreement and Dissenting Shares, as defined in the Agreement) shall be converted into the right to receive $3.40 in cash, without interest thereon.

In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company which we deemed to be relevant; (ii) reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company, furnished to us by senior management of the Company; (iii) conducted discussions with members of senior management of the Company concerning the foregoing, including the business, prospects, and contingencies of the Company; (iv) reviewed the market prices and valuation multiples for the Company's shares and compared them with those of certain publicly traded companies which we deemed to be relevant; (v) reviewed the results of operations of the Company and compared them with those of certain publicly traded companies which we deemed to be relevant; (vi) reviewed the proposed financial terms of the Agreement with the financial terms of certain other transactions which we deemed to be relevant; (vii) reviewed the Agreement; and (viii) reviewed such other financial studies and analysis and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

In rendering our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to us by the Company or otherwise reviewed by us, and we have not assumed any responsibility or liability therefor. We have not conducted any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. In relying on the financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the Company's management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no opinion as to such financial forecast information or the assumptions on which they were based. We have also assumed that the Merger and the other transactions contemplated by the Agreement will be consummated as described in the Agreement.

Our opinion is necessarily based on economic, market and other conditions in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. We are acting as financial advisor to the Company with respect to the proposed Merger and will receive a fee from the Company for our services if the proposed Merger is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement.

Davenport & Company LLC, as a customary part of its investment banking and general securities business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, private placements and valuations for estate, corporate and other purposes.

Based upon and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid to the Company's shareholders in the proposed Merger is fair, from a financial point of view, to such shareholders.

This letter is provided to the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Merger. This opinion does not address the merits of the underlying decision by the Company to engage in the Merger, and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Merger.

Very truly yours,

DAVENPORT & COMPANY LLC


By:
    -------------------------------
    Senior Vice President

                            Spurlock Industries, Inc.
               Proxy Solicited on Behalf of the Board of Directors


         The undersigned hereby appoints Glen S. Whitwer, Lance K. Hoboy and Raymond G. Tuttle, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned at the Special Meeting of Shareholders of Spurlock Industries, Inc., a Virginia corporation (the "Corporation") to be held at the offices of Williams, Mullen, Christian & Dobbins, 16th Floor, Two James Center, 1021 East Cary Street, Richmond, Virginia 23219 on [April __], 1999 at [9:00] a.m., local time, or any adjournments or postponements thereof, and to vote all of the shares of Common Stock that the undersigned held of record on [March 1], 1999 upon the matters listed below as more fully set forth in the Proxy Statement and upon any and all other matters that may properly be brought before such Special Meeting or any adjournments or postponements thereof.


1.       To  approve  the  Agreement  and Plan of  Merger  by and  among  Borden
         Chemical, Inc., a Delaware corporation ("Borden"), SII Acquisition Company, a Virginia corporation ("Acquisition"), and the Company, dated as of December 18, 1998, as amended and restated by an Amended and Restated Agreement and Plan of Merger by and among such parties, dated as of January 25, 1999 (the "Merger Agreement"), pursuant to which Acquisition shall be merged with and into the Company, and the Company will become a wholly-owned subsidiary of Borden Chemical. The Merger
         Agreement is summarized in the enclosed Proxy Statement and is set forth in its entirety as Appendix A thereto.

          [ ]  FOR               [ ]  AGAINST            [ ]  ABSTAIN

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED IN ITEM 1.


----------------------------------           -----------------------------------
            Printed Name                     Signature

                                             -----------------------------------
                                             Signature

                                             Dated:   ___/___/99

                                             (If     signing    as     Attorney,
                                             Administrator,  Executor,  Guardian
                                             or  Trustee,  please add your title
                                             as such.)

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY